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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-07890
AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)*

(Exact name of registrant as specified in charter)
11 Greenway Plaza, Suite 2500 Houston, Texas 77046

(Address of principal executive offices) (Zip code)
Philip A. Taylor 11 Greenway Plaza, Suite 2500 Houston, Texas 77046

(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 11/30
Date of reporting period: 11/30/10

*   The Fund included is: Invesco Van Kampen High Yield Municipal Fund.

Item 1. Reports to Stockholders.

Annual Report to Shareholders	November 30, 2010

Invesco Van Kampen High Yield
Municipal Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
44	Financial Statements
47	Financial Highlights
50	Notes to Financial Statements
57	Auditor’s Report
58	Fund Expenses
59	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance. I hope you find it useful. Whether you’re a long-time Invesco client or a shareholder who joined us as a result of our June 1, 2010, acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, I’m glad you’re part of the Invesco family.
     Near the end of this letter, I’ve provided the number to call if you have specific questions about your account; I’ve also provided my email address so you can send a general Invesco-related question or comment to me directly.
The benefits of Invesco
As a leading global investment manager, Invesco is committed to helping investors worldwide achieve their financial objectives. I believe Invesco is uniquely positioned to serve your needs.
     First, we are committed to investment excellence. We believe the best investment insights come from specialized investment teams with discrete investment perspectives, each operating under a disciplined philosophy and process with strong risk oversight and quality controls. This approach enables our portfolio managers, analysts and researchers to pursue consistent results across market cycles.
     Second, we offer you a broad range of investment products that can be tailored to your needs and goals. In addition to traditional mutual funds, we manage a variety of other investment products. These products include single-country, regional and global investment options spanning major equity, fixed income and alternative asset classes.
     And third, we are a strong organization with a single focus: investment management. At Invesco, we believe that focus brings success, and that’s why investment management is all we do. We direct all of our intellectual capital and global resources toward helping investors achieve their long-term financial objectives.
     Remember that a trusted financial adviser is also an invaluable partner as you pursue your financial goals. Your financial adviser is familiar with your individual goals and risk tolerance, and can answer questions about changing market conditions and your changing investment needs.
Our customer focus
Short-term market conditions can change from time to time, sometimes suddenly and sometimes dramatically. But regardless of market trends, our commitment to putting you first, helping you achieve your financial objectives and providing you with excellent customer service will not change.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, please email me directly at phil@invesco.com.
     I want to thank our existing Invesco clients for placing your faith in us. And I want to welcome our new Invesco clients: We look forward to serving your needs in the years ahead. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco

2	Invesco Van Kampen High Yield Municipal Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the global markets have improved since their lows of 2009, they remain challenging as governments around the world work to ensure the recovery remains on track. In this volatile environment, it’s comforting to know that your Board is committed to putting your interests first. We realize you have many choices when selecting a money manager, and your Board is working hard to ensure you feel you’ve made the right choice.
     To that end, I’m pleased to share the news that Invesco has completed its acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. This acquisition greatly expands the breadth and depth of investment strategies we can offer you. As a result of this combination, Invesco gained investment talent for a number of investment strategies, including U.S. value equity, U.S. small cap growth equity, tax-free municipals, bank loans and others. Another key advantage of this combination is the highly complementary nature of our cultures. This is making it much easier to bring our organizations together while ensuring that our investment teams remain focused on managing your money.
     We view this addition as an excellent opportunity for you, our shareholders, to have access to an even broader range of well-diversified mutual funds. Now that the acquisition has closed, Invesco is working to bring the full value of the combined organization to shareholders. The key goals of this effort are to ensure that we have deeply resourced and focused investment teams, a compelling line of products and enhanced efficiency, which will benefit our shareholders now and over the long term.
     It might interest you to know that the mutual funds of the combined organization are overseen by a single fund Board composed of 17 current members, including four new members who joined us from Van Kampen/Morgan Stanley. This expanded Board will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we have always maintained.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving your interests.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

3	Invesco Van Kampen High Yield Municipal Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended November 30, 2010, all share classes of Invesco Van Kampen High Yield Municipal Fund, at net asset value, posted positive returns but underperformed the Fund’s broad market benchmark, the Barclays Capital High Yield Municipal Bond Index. The Fund’s security selection within industrial development revenue/pollution control revenue bonds (IDR/PCR), as well as its underweight exposure to bonds rated below BBB, were the main contributors to this relative underperformance.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 11/30/09 to 11/30/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	8.07%

Class B Shares	7.27

Class C Shares	7.40

Class Y Shares	8.33

Barclays Capital High Yield Municipal Bond Index▼ (Broad Market Index)	11.11

Custom Invesco Van Kampen High Yield Municipal Index■ (Style-Specific Index)	8.53

▼Invesco, Barclays Capital; ■Invesco, Lipper Inc.

How we invest
The Fund’s investment objective is to provide investors with as high a level of interest income exempt from federal income tax as is consistent with the investment policies of the Fund.
     Under normal market conditions, we generally seek to achieve the Fund’s investment objective by investing primarily in a portfolio of lower and medium-grade municipal securities. Although not governed by specific rating categories, the Fund generally invests at least 75% of its net assets in:
■	Municipal securities rated at the time of purchase by Standard & Poor’s (S&P) as BBB through CC for bonds or SP-2 or lower for notes.

■	Municipal securities rated at the time of purchase by Moody’s Investor Services Inc. (Moody’s) as Baa through Ca for bonds or MIG3, VMIG3 or lower for notes.
■	Unrated municipal securities determined by the adviser to be of comparable quality at the time of purchase.
     We do not purchase securities that are in default, rated C or D by S&P or rated C by Moody’s. We also do not purchase unrated bonds, notes or other obligations we consider to be of comparable quality. We may, however, retain obligations assigned such ratings after a purchase is made.
     At times, market conditions in the municipal securities markets may be such that we will invest in higher grade issues, particularly when the difference in returns between quality classifications is very narrow or when we expect interest rates to increase. These investments may lessen the decline in net asset value but may affect the amount of current income, since yields on higher grade securities are usually lower than yields on lower or medium-grade securities.

Portfolio Composition
By credit sector, based on total investments

Revenue Bonds	90.2%

Pre-Refunded Bonds	5.3

General Obligation Bonds	4.5

Top Five Sectors
Based on net assets

1.	Health Care	21.4%

2.	Hospital	14.7

3.	Special Tax Districts	13.7

4.	Pre-Refunded & Escrowed	5.2

5.	Higher Education	4.8

    Sell decisions are based on:
■	A deterioration or likely deterioration of an individual issuer’s capacity to meet its debt obligations on a timely basis.

■	A deterioration or likely deterioration of the broader fundamentals of a particular industry or sector.

■	Opportunities in the secondary or primary market to purchase a security with better relative value.

Market conditions and your Fund
Market conditions during the 12-month period covered by this report were influenced by two broad themes: private sector recovery and concerns over sovereign creditworthiness. In the U.S. and across the developed world, a gradual and somewhat lackluster recovery continued, with central banks keeping interest rates at low levels, and few of them withdrawing their quantitative easing measures. This helped private sector companies improve their balance sheets and earnings following the global financial crisis that began to dissipate in early 2009. Recently, however, investor skepticism of global governments’ abilities to retire huge amounts of debt without affecting economic growth rates caused sovereign debt distress (especially for Greece and other southern eurozone countries) and became a focal point of investor concern in the first half of 2010.
     In the U.S., economic recovery was present, although uneven and possibly slowing, as stubbornly high unemployment and export weakness continued to weigh on the U.S. economy. Real gross domestic product (GDP), the broadest measure of overall U.S. economic activity, increased at an annual rate of 2.6% in the third quarter of 2010 (that is, from the second quarter to the third quarter).1 In the second quarter, real GDP increased at an annual rate of 1.7%.1 The U.S. Federal Reserve (the Fed) maintained a very accommodative monetary policy throughout the period, with the federal funds target rate unchanged in a range of zero to 0.25%.2 The Fed described its view of

Total Net Assets	$5.7 billion

Total Number of Holdings	1387
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

4	Invesco Van Kampen High Yield Municipal Fund

the U.S. economy by stating: “Financial conditions have become less supportive of economic growth on balance, largely reflecting developments abroad.”2 As such, it was widely expected that the Fed would continue to keep rates low for an extended period.
     Municipal fund flows remained strong after a record 2009. In addition, year-to-date municipal issuance during the reporting period was about 3.7% ahead of last year’s pace, increasing to $387.5 billion from $373.6 billion.3 However, approximately 30% of supply since the beginning of 2010 was in the form of taxable municipals, which further supported tax-exempt municipal bond prices by decreasing their relative supply.3
     Sector performance was driven by quality spread tightening, largely a result of continued flows into the municipal market combined with less tax-exempt issuance. Our overweight to BBB rated bonds and to non-rated bonds (59% of assets) contributed to performance.
     The Fund’s long duration profile was a contributor as yields declined during most of the reporting period. Some of our yield curve and duration positioning was obtained through the use of inverse floating rate securities, which are instruments that have an inverse relationship to a referenced interest rate. These securities can be a more efficient way to manage duration, yield curve exposure and credit exposure. It also can potentially enhance yield. Over the period, the Fund’s exposure to inverse floaters contributed positively to returns.
     Our allocation to the life care sub-sector contributed to returns. In addition, within the tax-supported sector, our security selection in dedicated tax bonds and incremental tax bonds detracted from returns.
     Our exposure to tobacco master settlement agreement bonds benefited returns versus the Fund’s style-specific index during the period.
     Thank you for investing in Invesco Van Kampen High Yield Municipal Fund and for sharing our long-term investment horizon.
1 Bureau of Economic Analysis
2 U.S. Federal Reserve
3 Barclays Capital
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Bill Black
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen High Yield Municipal Fund. He joined Invesco in 2010. Mr. Black earned a B.S. in engineering and public policy from Washington University in St. Louis, Missouri. He also earned a master’s degree in management from the Kellogg Graduate School of Management at Northwestern University.
Mark Paris
Portfolio manager, is manager of Invesco Van Kampen High Yield Municipal Fund. He joined Invesco in 2010. Mr. Paris earned a B.B.A in finance from Baruch College — The City University of New York (CUNY).
James Phillips
Portfolio manager, is manager of Invesco Van Kampen High Yield Municipal Fund. He joined Invesco in 2010. Mr. Phillips earned a B.A. in American literature from Empire State College, the independent study division of the State University of New York. He also earned an M.B.A. in finance from the State University of New York at Albany.

5	Invesco Van Kampen High Yield Municipal Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment — Oldest Share Class
Fund and index data from 11/30/00
1 Invesco, Lipper Inc.
2 Invesco, Barclays Capital

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses and management fees; performance of a market index does not.
Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000.

6	Invesco Van Kampen High Yield Municipal Fund

Average Annual Total Returns
As of 11/30/10, including maximum applicable sales charges

				After Taxes
			After Taxes	on Distributions
		Before	on	and Sale of
		Taxes	Distributions	Fund Shares
Class A Shares

Inception (1/2/86)		5.69%	4.98%	5.09%

10	Years	4.17	4.17	4.40

5	Years	1.74	1.74	2.29

1	Year	2.97	2.96	4.01

Class B Shares

Inception (7/20/92)		5.02%	5.02%	5.15%

10	Years	4.07	4.07	4.25

5	Years	1.65	1.64	2.13

1	Year	2.27	2.26	3.38

Class C Shares

Inception (12/10/93)		4.29%	4.29%	4.44%

10	Years	3.91	3.91	4.10

5	Years	1.98	1.97	2.41

1	Year	6.40	6.39	6.07

Class Y Shares

Inception (3/1/06)		2.57%	2.56%	3.04%

1	Year	8.33	8.32	7.69

Average Annual Total Returns
As of 9/30/10, the most recent calendar quarter-end including maximum applicable sales charges

				After Taxes
			After Taxes	on Distributions
		Before	on	and Sale of
		Taxes	Distributions	Fund Shares
Class A Shares

Inception (1/2/86)		5.88%	5.15%	5.24%

10	Years	4.54	4.54	4.71

5	Years	2.51	2.51	2.93

1	Year	4.08	4.07	4.67

Class B Shares

Inception (7/20/92)		5.26%	5.26%	5.35%

10	Years	4.41	4.41	4.53

5	Years	2.42	2.41	2.77

1	Year	3.49	3.48	4.12

Class C Shares

Inception (12/10/93)		4.55%	4.54%	4.65%

10	Years	4.26	4.26	4.39

5	Years	2.72	2.72	3.03

1	Year	7.50	7.49	6.73

Class Y Shares

Inception (3/1/06)		3.40%	3.40%	3.74%

1	Year	9.55	9.54	8.42

Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Van Kampen High Yield Municipal Fund. Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Van Kampen High Yield Municipal Fund. Share class returns will differ from the predecessor fund because of different expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 0.96%, 1.71%, 1.71%, and 0.71%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 4% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     After-tax returns are calculated using the historical highest individual federal marginal income tax rate. They do not reflect the effect of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares in tax-deferred accounts such as 401(k)s or IRAs. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
     A redemption fee of 2% will be imposed on certain redemptions or exchanges out of the Fund within 31 days of purchase. Exceptions to the redemption fee are listed in the Fund’s prospectus.

7	Invesco Van Kampen High Yield Municipal Fund

Invesco Van Kampen High Yield Municipal Fund’s investment objective is to provide investors with as high a level of interest income exempt from federal income tax as is consistent with the investment policies of the Fund.
■	Unless otherwise stated, information presented in this report is as of November 30, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus visit invesco.com/fundreports.

About share classes
■	Class B or Class B5 shares may not be purchased or acquired by exchange from share classes other than Class B or Class B5 shares. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Credit risk refers to an issuer’s ability to make timely payments of interest and principal. Because the Fund invests primarily in medium- and lower-grade securities, the Fund is subject to a higher level of credit risk than a fund that invests only in investment grade securities. The credit quality of noninvestment-grade securities is considered speculative by recognized rating agencies with respect to the issuer’s continuing ability to pay interest and principal. Lower-grade securities (also sometimes known as junk bonds) may have less liquidity and a higher incidence of default than higher-grade securities. The Fund may incur higher expenses to protect the Fund’s interests in such securities. The credit risks and market prices of medium- and lower-grade securities, especially those with longer maturities or those that do not make regular interest payments, generally are more sensitive to negative issuer developments or adverse economic conditions and may be more volatile than are higher grade securities.

■	The income you receive from the Fund is based primarily on prevailing interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the Fund may drop as well.

■	If interest rates fall, it is possible that issuers of callable securities held by the Fund will call or prepay their securities before their maturity dates. In this event, the proceeds from the called securities would most likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders and termination of any conversion option on convertible securities.

■	The yields of municipal securities, or of insured municipal securities, may move differently and adversely compared to the yields of the overall debt securities markets. The Fund may invest all or a substantial portion of its total net assets in municipal securities subject to the federal alternative minimum tax. There could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

■	Risks of derivatives include the possible imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to the transaction; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

■	Market risk is the possibility that the market values of securities owned by the Fund will decline. Investments in debt securities generally are affected by changes in interest rates and the creditworthiness of the issuer. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. Lower-grade securities may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher-grade securities.

About indexes used in this report
■	The Barclays Capital High Yield Municipal Bond Index is an unmanaged index consisting of noninvestment-grade, unrated or below Ba1 bonds.

■	The Custom Invesco Van Kampen High Yield Municipal Index, created by Invesco to serve as a benchmark for Invesco Van Kampen High Yield Municipal Fund, is composed of the following indexes: Barclays Capital High Yield Municipal Bond Index (60%) and Barclays Capital Municipal Bond Index (40%).

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	ACTHX
Class B Shares	ACTGX
Class C Shares	ACTFX
Class Y Shares	ACTDX

8	Invesco Van Kampen High Yield Municipal Fund

Schedule of Investments

November 30, 2010

			Par Amount
Description	Coupon	Maturity	(000)	Value

Municipal Bonds–108.0%
Alabama–1.1%
Colbert Cnty Northwest Auth Hlthcare Fac	5.750%	06/01/27	$5,500	$5,186,940

Courtland, AL Indl Dev Brd Environmental Impt Rev Intl Paper Co Proj Rfdg, Ser A (AMT)	5.800%	05/01/22	3,280	3,302,009

Courtland, AL Indl Dev Brd Environmental Impt Rev Intl Paper Co Proj, Ser B (AMT)	6.250%	08/01/25	7,000	7,096,880

Courtland, AL Indl Dev Brd Solid Waste Disp Champion Intl Corp Proj Rfdg (AMT)	6.000%	08/01/29	1,235	1,236,877

Huntsville Redstone Vlg, AL Spl Care Fac Fin Auth Redstone Vlg Proj	5.500%	01/01/28	1,000	853,560

Huntsville Redstone Vlg, AL Spl Care Fac Fin Auth Redstone Vlg Proj, Ser A	6.875%	01/01/43	4,470	4,066,314

Huntsville Redstone Vlg, AL Spl Care Fac Fin Auth, Ser A (Prerefunded @ 12/01/12)	8.125%	12/01/26	4,000	4,624,360

Huntsville Redstone Vlg, AL Spl Care Fac Fin Auth, Ser A (Prerefunded @ 12/01/12)	8.250%	12/01/32	7,750	8,978,065

Huntsville Redstone Vlg, AL Spl Care Fac Fin Auth Vlg Proj	5.500%	01/01/43	13,170	10,116,140

Mobile, AL Indl Dev Brd Solid Waste Disp Rev Mobile Energy Svc Co Proj Rfdg	6.950%	01/01/20	3	0

Phenix Cnty, AL Environmental Impt Rev Rfdg (AMT)	6.350%	05/15/35	1,250	1,184,488

Selma, AL Indl Dev Brd Rev Gulf Opportunity Zone Intl Paper Co Proj, Ser A	6.250%	11/01/33	10,000	10,452,300

Valley, AL Spl Care Fac Fin Auth Rev Lanier Mem Hosp, Ser A	5.600%	11/01/16	1,395	1,197,147

Valley, AL Spl Care Fac Fin Auth Rev Lanier Mem Hosp, Ser A	5.650%	11/01/22	1,750	1,312,955

				59,608,035

Alaska–0.4%
Alaska Indl Dev & Expt Auth Rev Lake Dorothy Hydroelectric Proj (AMBAC Insd) (AMT)	5.250%	12/01/26	3,690	3,330,483

Alaska Indl Dev & Expt Auth Upper Lynn Canal Regl Pwr (AMT)	5.800%	01/01/18	830	817,434

Alaska Indl Dev & Expt Auth Upper Lynn Canal Regl Pwr (AMT)	5.875%	01/01/32	2,945	2,649,882

Alaska Indl Dev & Expt Auth Williams Lynks AK Cargoport (AMT) (Acquired 5/17/01, Cost $600,000)(a)	7.800%	05/01/14	600	593,898

Alaska Indl Dev & Expt Auth Williams Lynks AK Cargoport (AMT) (Acquired 5/17/01, Cost $2,000,451)(a)	8.125%	05/01/31	2,000	1,942,700

Juneau, AK City & Borough Rev Saint Ann’s Care Ctr Proj	6.875%	12/01/25	12,020	12,033,703

Northern Tob Sec Corp AK Tob Settlement Asset, Ser A	5.000%	06/01/32	4,000	3,048,400

Northern Tob Sec Corp AK Tob Settlement Rev Cap Apprec Second Sub, Ser C	*	06/01/46	20,860	570,312

				24,986,812

Arizona–5.0%
Arizona Hlth Fac Auth Rev Terraces Proj, Ser A (Prerefunded @ 11/15/13)	7.500%	11/15/23	5,730	6,663,761

Arizona Hlth Fac Auth Rev Terraces Proj, Ser A (Prerefunded @ 11/15/13)	7.750%	11/15/33	10,250	12,130,772

Casa Grande, AZ Indl Dev Auth Hosp Rev Casa Grande Regl Med Ctr Rfdg, Ser A	7.125%	12/01/24	3,000	2,893,440

Casa Grande, AZ Indl Dev Auth Hosp Rev Casa Grande Regl Med Ctr Rfdg, Ser A	7.250%	12/01/19	6,850	6,787,733

Casa Grande, AZ Indl Dev Auth Hosp Rev Casa Grande Regl Med Ctr Rfdg, Ser A	7.625%	12/01/29	11,750	11,413,480

Cochise Cnty, AZ Indl Dev Auth Sierra Vista Regl Hlth Ctr Proj	7.750%	12/01/30	2,555	2,621,430

Cochise Cnty, AZ Indl Dev Sierra Vista Cmnty Hosp Rfdg, Ser A	6.750%	12/01/26	5,085	5,084,288

Coconino Cnty, AZ Pollutn Ctl Corp Tucson Elec Pwr Navajo Ser A (AMT)	7.125%	10/01/32	1,475	1,476,991

Flagstaff, AZ Indl Dev Auth Rev Sr Living Cmnty Northn AZ Proj (Prerefunded @ 03/01/13)	7.500%	03/01/35	6,605	7,703,478

Flagstaff, AZ Indl Dev Auth Rev Sr Living Cmnty Northn AZ Proj Rfdg	5.700%	07/01/42	16,830	14,245,249

Maricopa Cnty, AZ Pollutn Ctl Corp Pollutn Ctl Rev El Paso Elec Co Proj, Ser A	7.250%	02/01/40	2,000	2,230,420

Maricopa Cnty, AZ Pollutn Ctl Corp Pollutn Ctl Rev Rfdg AZ Pub Svc Co, Ser A(b)	6.000%	05/01/29	9,775	10,503,237

Peoria, AZ Indl Dev Auth Rev Sierra Winds Life Rfdg, Ser A	6.375%	08/15/29	9,700	9,193,466

Peoria, AZ Indl Dev Auth Rev Sierra Winds Life Rfdg, Ser A	6.500%	08/15/31	3,500	3,313,310

Phoenix, AZ Civic Impt Corp Arpt Rev Sr Lien, Ser A(c)	5.000%	07/01/22	3,500	3,726,940

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Van Kampen High Yield Municipal Fund

			Par Amount
Description	Coupon	Maturity	(000)	Value

Arizona–(continued)

Phoenix, AZ Civic Impt Corp Arpt Rev Sr Lien, Ser A(c)	5.000%	07/01/24	$5,000	$5,240,800

Phoenix, AZ Civic Impt Corp Arpt Rev Sr Lien, Ser A(c)	5.000%	07/01/26	5,000	5,165,450

Phoenix, AZ Civic Impt Corp Excise Tax Rev Civ Plaza, Ser A (BHAC Insd)(c)	5.000%	07/01/41	28,000	28,175,280

Phoenix, AZ Civic Impt Corp Wtr Sys Rev Jr Lien, Ser A(c)	5.000%	07/01/27	8,935	9,649,353

Phoenix, AZ Civic Impt Corp Wtr Sys Rev Jr Lien, Ser A(c)	5.000%	07/01/28	6,785	7,276,302

Phoenix, AZ Civic Impt Corp Wtr Sys Rev Jr Lien, Ser A(c)	5.000%	07/01/29	5,500	5,848,865

Pima Cnty, AZ Indl Dev Auth Ed Rev Excalibur Charter Sch Proj	7.750%	08/01/33	2,905	2,481,916

Pima Cnty, AZ Indl Dev Auth Ed Rev Fac Acclaim Charter Sch Proj	5.800%	12/01/36	4,385	3,418,371

Pima Cnty, AZ Indl Dev Auth Ed Rev Fac Choice Ed & Dev Corp Proj	6.250%	06/01/26	2,525	2,236,443

Pima Cnty, AZ Indl Dev Auth Ed Rev Fac PLC Charter Schs Proj	6.500%	04/01/26	1,590	1,476,331

Pima Cnty, AZ Indl Dev Auth Ed Rev Fac PLC Charter Schs Proj	6.750%	04/01/36	2,805	2,522,424

Pima Cnty, AZ Indl Dev Auth Ed Rev Fac Premier & Air Co(d)	7.000%	09/01/35	8,450	5,064,508

Pima Cnty, AZ Indl Dev Auth Ed Rev Milestones Charter Sch Dist	7.500%	11/01/33	3,030	2,311,738

Pima Cnty, AZ Indl Dev Auth Ed Rev Milestones Charter Sch Proj	6.750%	11/01/33	2,865	1,996,619

Pima Cnty, AZ Indl Dev Auth Fac Choice Ed & Dev Corp Proj	6.375%	06/01/36	3,840	3,210,586

Pima Cnty, AZ Indl Dev Auth Fac Desert Heights Charter Sch	7.500%	08/01/33	4,345	4,330,270

Pima Cnty, AZ Indl Dev Auth Fac Skyline Tech High Sch Proj	7.500%	02/01/34	4,300	3,547,328

Pima Cnty, AZ Indl Dev Auth I Tucson Elec Pwr Co, Ser A	5.250%	10/01/40	9,740	8,919,015

Pima Cnty, AZ Indl Dev Auth Lease Rev Constellation Sch Proj	7.000%	01/01/38	12,000	11,467,800

Pima Cnty, AZ Indl Dev Auth Wtr & Wastewater Rev Global Wtr Res LLC Proj (AMT)	6.550%	12/01/37	1,000	983,840

Pima Cnty, AZ Indl Dev Auth Wtr & Wastewater Rev Global Wtr Res LLC Proj (AMT)	7.500%	12/01/38	10,000	10,529,800

Pima Cnty, AZ Indl Dev Auth Wtr & Wastewater Rev Global Wtr Res LLC Proj (AMT) (Acquired 12/15/06 and 9/21/09, Cost $6,926,919)(a)	5.750%	12/01/32	7,120	6,399,954

Pima Cnty, AZ Indl Dev Auth Wtr & Wastewater Rev Global Wtr Res LLC Proj (AMT) (Acquired 12/15/06, Cost $2,000,000)(a)	5.600%	12/01/22	2,000	1,837,520

Red Hawk Canyon Cmnty Fac Dist No 2 AZ Dist Assmt Rev, Ser A	6.500%	12/01/12	1,580	1,520,955

Sundance Cmnty Fac Dist AZ(e)	6.250%	07/15/29	1,000	958,570

Sundance Cmnty Fac Dist AZ Assmt Dist Spl Assmt Rev No 2(e)	7.125%	07/01/27	2,735	2,512,809

Sundance Cmnty Fac Dist AZ Assmt Dist Spl Assmt Rev No 3	6.500%	07/01/29	544	459,223

Tucson, AZ Multi-Family Rev Hsg Catalina Asstd Living, Ser A (AMT)	6.500%	07/01/31	4,760	3,225,757

University Med Ctr Corp AZ Hosp Rev	5.000%	07/01/35	11,480	10,594,548

University Med Ctr Corp AZ Hosp Rev	6.250%	07/01/29	1,150	1,218,011

University Med Ctr Corp AZ Hosp Rev	6.500%	07/01/39	1,600	1,698,128

Verrado Cmnty Fac Dist No 1 AZ	5.350%	07/15/31	5,915	4,564,665

Verrado Cmnty Fac Dist No 1 AZ	6.500%	07/15/27	7,600	6,978,168

Vistancia Cmnty Fac Dist AZ	6.750%	07/15/22	4,000	4,149,400

Yavapai Cnty, AZ Indl Dev Auth Hosp Fac Rev Yavapai Regl Med Ctr, Ser A	6.000%	08/01/33	4,000	4,014,240

Yavapai Cnty, AZ Indl Dev Auth Solid Waste Disp Rev Waste Mgmt Inc. Proj, Ser A-1 (AMT) (Acquired 3/24/09 and 5/11/10, Cost $5,622,846)(a)	4.900%	03/01/28	7,200	6,783,192

				282,756,174

California–10.0%
Agua Mansa, CA Indl Growth Assn Spl Tax Cmnty Fac Dist No 2002-1 (LOC: American Express Co)	6.500%	09/01/33	5,950	5,587,347

Alhambra, CA Rev Atherton Baptist Homes, Ser A	7.625%	01/01/40	2,000	2,098,160

Alhambra, CA Rev Atherton Baptist Homes, Ser B	6.625%	01/01/17	2,000	2,005,480

Bakersfield, CA Wastewater Rev, Ser A (AGM Insd)(c)	5.000%	09/15/32	14,990	15,200,010

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Van Kampen High Yield Municipal Fund

			Par Amount
Description	Coupon	Maturity	(000)	Value

California–(continued)

Bay Area Toll Auth CA Toll Brdg Rev San Francisco Bay Area, Ser F-1(c)	5.000%	04/01/34	$15,710	$15,799,390

Beaumont, CA Fin Auth Loc Agy Rev, Ser A (Prerefunded @ 09/01/13)	7.000%	09/01/33	4,935	5,846,100

Beaumont, CA Fin Auth Loc Agy, Ser A	5.600%	09/01/25	1,000	949,660

Beaumont, CA Fin Auth Loc Agy, Ser A	5.650%	09/01/30	2,000	1,852,340

Beaumont, CA Fin Auth Loc Agy, Ser A	5.700%	09/01/35	2,000	1,842,360

Beaumont, CA Fin Auth Loc Agy, Ser D	5.800%	09/01/35	2,875	2,651,785

Blythe, CA Redev Agy Proj	5.750%	05/01/34	4,000	3,411,760

California Cnty, CA Tob Sec Agy Tob LA Cnty	5.450%	06/01/28	6,000	4,827,060

California Cnty, CA Tob Sec Agy Tob LA Cnty	5.600%	06/01/36	5,000	3,772,250

California Cnty, CA Tob Sec Cap Apprec Stanislaus Sub, Ser C	*	06/01/55	20,000	177,800

California Cnty, CA Tob Sec Cap Apprec Stanislaus Sub, Ser D	*	06/01/55	20,000	132,800

California Muni Fin Auth Ed Fac Rev High Tech High Media Arts, Ser A(e)	6.000%	07/01/38	670	606,665

California Muni Fin Auth Ed Fac Rev High Tech High Media Arts, Ser A(e)	6.125%	07/01/48	2,415	2,179,537

California Muni Fin Auth Ed Fac Rev High Tech High-Chula Vista, Ser B(e)	6.125%	07/01/38	2,860	2,634,060

California Muni Fin Auth Ed Fac Rev High Tech High-Chula Vista, Ser B(e)	6.125%	07/01/43	2,000	1,823,780

California Muni Fin Auth Ed Fac Rev High Tech High-Chula Vista, Ser B(e)	6.125%	07/01/48	3,840	3,465,600

California Muni Fin Auth Ed Rev Amern Heritage Ed Fndtn Proj, Ser A	5.250%	06/01/26	1,000	882,590

California Pollutn Ctl Fin Auth Solid Waste Disp Rev Rep Svc Inc Proj Rfdg, Ser C (AMT)(b)	5.250%	06/01/23	10,425	10,773,195

California Pollutn Ctl Fin Auth Solid Waste Disp Rev Waste Mgmt Inc Proj, Ser C (AMT)(b)	5.125%	11/01/23	4,000	4,040,440

California Statewide Cmnty CA Baptist Univ, Ser A	5.500%	11/01/38	6,500	5,622,565

California Statewide Cmnty Dev Auth Rev Elder Care Alliance, Ser A (Prerefunded @ 11/15/12)	8.000%	11/15/22	4,000	4,621,800

California Statewide Cmnty Dev Auth Rev Front Porch Cmnty & Svc, Ser A(e)	5.125%	04/01/37	8,000	6,214,240

California Statewide Cmnty Dev Auth Rev Lancer Ed Student Hsg Proj	5.400%	06/01/17	3,500	3,494,295

California Statewide Cmnty Dev Auth Rev Lancer Ed Student Hsg Proj	5.625%	06/01/33	4,940	4,281,053

California Statewide Cmnty Dev Auth Rev Notre Dame De Namur Univ	6.500%	10/01/23	1,985	1,887,120

California Statewide Cmnty Dev Auth Rev Notre Dame De Namur Univ	6.625%	10/01/33	2,500	2,283,050

California Statewide Cmnty Dev Auth Rev Sr Living Southn CA Presbyterian Homes	7.000%	11/15/29	1,745	1,857,046

California Statewide Cmnty Dev Auth Rev Sr Living Southn CA Presbyterian Homes	7.250%	11/15/41	3,500	3,752,070

California Statewide Cmnty Dev Auth Rev Thomas Jefferson Sch Law, Ser A	7.250%	10/01/32	4,500	4,713,975

California Statewide Cmnty Dev Auth Rev Thomas Jefferson Sch Law, Ser A	7.250%	10/01/38	15,000	15,675,750

California Statewide Cmnty Dev Auth Rev Thomas Jefferson Sch of Law (Prerefunded @ 10/01/11)	7.750%	10/01/31	5,035	5,360,261

California Statewide Cmnty Dev Auth San Francisco Art Inst (Acquired 7/05/02, Cost $5,500,000)(a)	7.375%	04/01/32	5,500	5,029,970

California Statewide Cmnty Dev Auth Spl Tax Cmnty Fac Dist 2007 1 Orinda	6.000%	09/01/29	2,735	2,344,715

California Statewide Cmnty Dev Auth Spl Tax Cmnty Fac Dist 2007 1 Orinda	6.000%	09/01/37	6,185	5,131,942

California Statewide Cmnty Hosp Napa Vly Proj, Ser A	7.000%	01/01/34	3,220	2,867,603

California Statewide Cmntys Dev Auth Chf Irvine LLC UCI East Campus	6.000%	05/15/40	5,000	5,008,750

California Statewide Cmntys Dev Auth Rev Amern Baptist Homes West	6.000%	10/01/29	2,500	2,455,525

California Statewide Cmntys Dev Auth Rev Amern Baptist Homes West	6.250%	10/01/39	2,000	1,957,960

California Statewide Cmntys Dev Auth Sch Fac Rev Aspire Pub Schs	6.375%	07/01/45	8,000	7,666,560

California Statewide Cmntys Dev Auth Statewide Cmnty, Ser A	6.625%	09/02/38	7,610	6,893,214

Carlsbad, CA Spl Tax Non Escrow Cmnty Fac 3 Impt 2	6.100%	09/01/28	2,615	2,394,922

Carlsbad, CA Spl Tax Non Escrow Cmnty Fac 3 Impt 2	6.200%	09/01/38	5,960	5,378,960

Contra Costa Cnty, CA Multi-Family Hsg Rev, Ser C (AMT) (Acquired 6/08/99, Cost $2,725,000)(a)	6.750%	12/01/30	2,725	2,416,257

Corona Norco, CA Univ Sch Dist Pub Fin Auth Spl Tax Rev, Ser A	5.800%	09/01/35	1,495	1,343,243

Corona Norco, CA Univ Sch Dist, Ser A	5.700%	09/01/29	1,495	1,350,688

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Van Kampen High Yield Municipal Fund

			Par Amount
Description	Coupon	Maturity	(000)	Value

California–(continued)

Fairfield, CA Cmnty Fac Dist Spl Tax No 2007-1 Fairfield Com	6.500%	09/01/23	$1,435	$1,380,771

Fairfield, CA Cmnty Fac Dist Spl Tax No 2007-1 Fairfield Com	6.750%	09/01/28	2,950	2,786,747

Fairfield, CA Cmnty Fac Dist Spl Tax No 2007-1 Fairfield Com	6.875%	09/01/38	5,140	4,834,530

Fontana, CA Spl Tax Cmnty Fac Dist No 11, Ser B	6.500%	09/01/28	1,770	1,769,858

Fontana, CA Spl Tax Cmnty Fac Dist No 22 Sierra	5.850%	09/01/25	3,695	3,553,481

Fontana, CA Spl Tax Cmnty Fac Dist No 22 Sierra	6.000%	09/01/34	5,000	4,704,700

Foothill/Eastern Tran Corridor Agy CA Toll Rd Rev (NATL Insd)	*	01/15/18	2,300	1,416,501

Golden St Tob Sec Corp CA Tob Settlement Rev Asset Bkd, Ser A-1	5.000%	06/01/33	33,505	24,873,777

Golden St Tob Sec Corp CA Tob Settlement Rev Asset Bkd, Ser A-1	5.750%	06/01/47	23,170	16,635,597

Golden St Tob Sec Corp CA Tob Settlement Rev Asset Bkd Sr, Ser A-1	4.500%	06/01/27	37,110	31,295,234

Golden St Tob Sec Corp CA Tob Settlement Rev Asset Bkd Sr, Ser A-1	5.125%	06/01/47	17,020	10,990,495

Golden St Tob Sec Corp CA Tob Settlement Rev Enhanced Asset Bkd, Ser A (BHAC Insd)(c)	5.000%	06/01/45	40,380	38,104,991

Hawthorne, CA Spl Tax Cmnty Fac Dist No, Ser 2006-1	5.000%	09/01/30	3,000	2,020,050

Hawthorne, CA Spl Tax Cmnty Fac Dist No, Ser 2006-1	5.000%	09/01/36	2,000	1,277,140

Hesperia, CA Pub Fin Auth Rev Redev & Hsg Proj, Ser A (Syncora Gtd)	5.000%	09/01/31	1,495	1,188,077

Imperial Beach, CA Pub Palm Ave Coml Redev Proj, Ser A	5.850%	06/01/28	1,000	868,650

Imperial Beach, CA Pub Palm Ave Coml Redev Proj, Ser A	6.000%	06/01/33	3,000	2,589,870

Indio, CA Redev Agy Tax Alloc Sub Merged Proj Area, Ser B (Prerefunded @ 8/15/14)	6.375%	08/15/33	3,500	4,149,075

Indio, CA Redev Agy Tax Alloc Sub Merged Proj Area, Ser B (Prerefunded @ 8/15/14)	6.500%	08/15/34	1,410	1,613,294

Jurupa, CA Cmnty Svc Dist Spl Cmnty Fac Dist No 4, Ser A	5.700%	09/01/34	4,000	3,569,000

La Verne, CA Ctf Partn Brethren Hillcrest Home, Ser B	6.625%	02/15/25	4,500	4,462,695

Lee Lake Wtr Dist CA Cmnty Fac Dist No 1 Spl Tax Sycamore Creek	6.000%	09/01/33	1,000	867,540

Los Angeles, CA Cmnty Fac Dist Spl Tax No 3 Cascades Business Pk	6.400%	09/01/22	655	656,127

Morongo Band of Mission Indians CA Enterprise Rev Indians Enterprise Casino, Ser B(e)	6.500%	03/01/28	5,515	5,397,475

Murrieta, CA Cmnty Fac Dist No 2 the Oaks Impt Area, Ser B	6.000%	09/01/27	1,000	917,800

Murrieta, CA Cmnty Fac Dist No 2 the Oaks Impt Area, Ser B	6.000%	09/01/34	2,000	1,782,440

Northstar Cmnty Svc Dist CA Spl Tax Cmnty Fac Dist No 1	5.450%	09/01/28	1,000	747,740

Oakley, CA Pub Fin Auth Rev	6.000%	09/02/28	935	878,582

Oakley, CA Pub Fin Auth Rev	6.000%	09/02/34	935	863,856

Orange Cnty, CA Cmnty Fac Dist Spl Tax No 06-1 Del Rio Pub Impt	6.000%	10/01/40	3,000	2,918,580

Palmdale, CA Spl Tax Cmnty Fac 03-1 Anaverde A	5.350%	09/01/30	1,000	831,070

Palmdale, CA Spl Tax Cmnty Fac 03-1 Anaverde A	5.400%	09/01/35	1,100	897,765

Perris, CA Cmnty Fac Dist Spl Tax No 01-2, Ser A	6.375%	09/01/32	5,000	4,938,600

Perris, CA Pub Fin Auth Loc Agy Rev, Ser D	7.875%	09/01/25	1,655	1,656,109

Perris, CA Pub Fin Auth Rev Tax Alloc	5.350%	10/01/36	2,350	1,992,448

Placentia, CA Pub Fin Auth Lease Rev Working Cap Fin	7.500%	06/01/19	4,390	4,427,139

Quechan Indian Tribe Ft Yuma Indian Reservation CA & Govt Proj	7.000%	12/01/27	5,310	5,180,914

Rancho Cordova Cmnty Fac Dist CA Spl Tax No 2003-1 Sunridge Anatolia	5.500%	09/01/37	2,000	1,709,600

Rancho Cordova Cmnty Fac Dist CA Spl Tax No 2003-1 Sunridge Anatolia	6.000%	09/01/28	1,045	987,159

Riverside, CA Univ Sch Dist Tax Cmnty Fac Dist 15 Impt Area 1	5.550%	09/01/30	2,000	1,801,180

Riverside, CA Univ Sch Dist Tax Cmnty Fac Dist 15 Impt Area 1	5.600%	09/01/34	1,845	1,650,961

Riverside Cnty, CA Redev Agy Tax Alloc Mid Cnty Redev Proj Area, Ser C	6.250%	10/01/40	1,780	1,679,163

Roseville, CA Spl Tax Fountain Cmnty Fac Dist No 1	6.125%	09/01/38	2,500	2,275,900

Sacramento, CA Muni Util Dist Elec Rev, Ser U (AGM Insd)(c)	5.000%	08/15/25	10,275	10,890,678

Sacramento, CA Muni Util Dist Elec Rev, Ser U (AGM Insd)(c)	5.000%	08/15/26	5,000	5,262,450

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Van Kampen High Yield Municipal Fund

			Par Amount
Description	Coupon	Maturity	(000)	Value

California–(continued)

Sacramento, CA Muni Util Dist Elec Rev, Ser U (AGM Insd)(c)	5.000%	08/15/27	$5,000	$5,222,250

Sacramento Cnty, CA Spl Tax Cmnty Fac Dist No 05-2, Ser A	6.000%	09/01/37	11,110	8,948,883

San Francisco, CA City & Cnty Redev Fin Auth Tax Alloc Mission Bay South Redev, Ser D	6.250%	08/01/28	1,000	1,041,980

San Francisco, CA City & Cnty Redev Fin Auth Tax Alloc Mission Bay South Redev, Ser D	6.500%	08/01/30	1,000	1,047,760

San Francisco, CA City & Cnty Redev Fin Auth Tax Alloc Mission Bay South Redev, Ser D	6.625%	08/01/39	1,000	1,048,820

San Gorgonio Calif Mem Hlthcare Election 2006, Ser C	7.200%	08/01/39	13,000	14,241,370

San Jose, CA Cmnty Fac Dist Spl Tax No 9 Bailey Hwy 101	6.600%	09/01/27	2,000	1,954,240

San Jose, CA Cmnty Fac Dist Spl Tax No 9 Bailey Hwy 101	6.650%	09/01/32	2,630	2,491,136

San Jose, CA Multi-Family Hsg Rev Helzer Courts Apt Proj, Ser A (AMT)	6.400%	12/01/41	14,123	11,489,625

Santa Cruz Cnty, CA Redev Agy Tax Alloc Live Oak Soquel Cmnty Impt, Ser A	7.000%	09/01/36	3,500	3,851,505

Silicon Vly Tob Sec Auth CA Tob Settlement Rev, Ser A	*	06/01/41	15,395	793,920

Silicon Vly Tob Sec Auth CA Tob Settlement Rev, Ser A	*	06/01/47	30,000	863,400

Silicon Vly Tob Sec Auth CA Tob Settlement Rev, Ser C	*	06/01/56	75,000	599,250

Silicon Vly Tob Sec Auth CA Tob Settlement Rev, Ser D	*	06/01/56	25,000	148,500

Southern CA Logistics Arpt Auth Cap Apprec Bds	6.150%	12/01/43	4,400	3,618,604

Southern CA Logistics Arpt Auth Cap Apprec Bds, Ser A	*	12/01/45	18,085	1,134,110

Southern CA Logistics Arpt Auth Cap Apprec Bds, Ser A	*	12/01/46	18,085	1,045,313

Southern CA Logistics Arpt Auth Cap Apprec Bds, Ser A	*	12/01/47	18,085	963,388

Southern CA Logistics Arpt Auth Cap Apprec Bds, Ser A	*	12/01/48	18,085	887,431

Southern CA Logistics Arpt Auth Cap Apprec Bds, Ser A	*	12/01/49	18,085	817,442

Southern CA Logistics Arpt Auth Cap Apprec Bds, Ser A	*	12/01/50	18,085	754,868

Southern CA Logistics Arpt Auth Cap Apprec Bds, Ser A	6.000%	12/01/33	1,475	1,221,684

Sweetwater, CA Un High Sch Dist Election 2000, Ser C (AGM Insd)(c)	5.000%	08/01/29	15,160	15,308,113

Temecula, CA Pub Fin Auth Spl Tax Roripaugh Cmnty Fac Dist 03 2	5.500%	09/01/36	7,000	3,569,230

Tobacco Sec Auth Northn CA Tob Settlement Rev Asset Bkd Bd, Ser A-1	5.500%	06/01/45	7,500	5,209,950

Tobacco Sec Auth Southn CA Tob Settlement Cabs First Sub	*	06/01/46	35,000	900,550

Tobacco Sec Auth Southn CA Tob Settlement Cabs Second Sub	*	06/01/46	27,200	699,856

Tobacco Sec Auth Southn CA Tob Settlement Cabs Third Sub	*	06/01/46	47,000	1,004,860

Tobacco Sec Auth Southn CA Tob Settlement Sr, Ser A-1	5.000%	06/01/37	7,000	5,150,110

Tobacco Sec Auth Southn CA Tob Settlement Sr, Ser A-1	5.125%	06/01/46	18,190	12,041,416

Turlock, CA Hlth Fac Rev Emanuel Med Ctr Inc	5.375%	10/15/34	1,600	1,423,792

Upland, CA Cmnty Fac Dist 2003 San Antonio Impt, Ser 1A	5.900%	09/01/24	2,000	1,921,560

Upland, CA Cmnty Fac Dist 2003 San Antonio Impt, Ser 1A	6.000%	09/01/34	3,000	2,771,760

Val Verde, CA Uni Sch Dist Fin Auth Spl Tax Rev Jr Lien Rfdg	6.000%	10/01/21	535	532,004

Val Verde, CA Uni Sch Dist Fin Auth Spl Tax Rev Jr Lien Rfdg	6.250%	10/01/28	7,115	6,762,594

Vallejo, CA Pub Fin Auth Loc Hiddenbrooke Impt Dist, Ser A	5.800%	09/01/31	4,105	3,517,657

Woodland, CA Spl Tax Cmnty Fac Dist 1 Spring Lake	6.250%	09/01/34	4,900	4,288,137

Yuba City, CA Redev Agy Tax Hsg Set Aside, Ser B	6.000%	09/01/31	1,060	968,490

Yuba City, CA Redev Agy Tax Hsg Set Aside, Ser B	6.000%	09/01/39	1,880	1,688,748

Yuba City, CA Redev Agy Tax Proj, Ser A	6.000%	09/01/31	1,800	1,644,606

				563,448,424

Colorado–3.6%
Antelope Heights Metro Dist CO (Prerefunded @ 12/01/13)	8.000%	12/01/23	2,156	2,621,416

Arvada, CO Multi-Family Rev Hsg Arvada Nightingale Proj Rfdg (AMT) (Acquired 4/16/99, Cost $1,025,000)(a)	6.250%	12/01/18	1,025	1,025,154

Beacon Pt Metro Dist CO, Ser A	6.125%	12/01/25	2,045	1,923,752

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Van Kampen High Yield Municipal Fund

			Par Amount
Description	Coupon	Maturity	(000)	Value

Colorado–(continued)

Beacon Pt Metro Dist CO, Ser A	6.250%	12/01/35	$2,010	$1,826,608

Bradburn Met Dist No 3 CO Rfdg Ltd Tax	7.500%	12/01/39	2,025	2,020,241

Briargate Ctr Business Impt Dist CO, Ser A	7.450%	12/01/32	1,765	1,653,170

Bromley Pk Metro Dist CO No 2, (Prerefunded @ 12/01/12)	8.050%	12/01/32	3,500	4,092,235

Bromley Pk Metro Dist CO No 2, Ser B (Prerefunded @ 12/01/12)	8.050%	12/01/32	3,000	3,507,630

Broomfield Vlg Metro Dist No 2 CO Impt Rfdg	6.250%	12/01/32	4,320	3,516,610

Castle Oaks Metro Dist CO Ltd Tax	6.000%	12/01/25	500	414,670

Castle Oaks Metro Dist CO Ltd Tax	6.125%	12/01/35	536	412,554

Colorado Ed & Cultural Fac Auth Rev Charter Sch Brighton Sch Proj	6.000%	11/01/36	1,670	1,034,365

Colorado Ed & Cultural Fac Auth Rev Charter Sch Frontier Academy (Prerefunded @ 06/01/11)	7.250%	06/01/20	309	318,387

Colorado Ed & Cultural Fac Auth Rev Charter Sch Frontier Academy (Prerefunded @ 06/01/11)	7.375%	06/01/31	4,835	5,003,161

Colorado Ed & Cultural Fac Auth Rev Denver Academy Rfdg, Ser A	7.000%	11/01/23	1,005	1,026,366

Colorado Ed & Cultural Fac Auth Rev Denver Academy Rfdg, Ser A	7.125%	11/01/28	810	823,057

Colorado Ed & Cultural Fac Montessori Sch of Denver Proj	7.500%	06/01/22	1,785	1,829,197

Colorado Hlth Fac Auth Hlth & Residential Care Fac Volunteers of Amer Care, Ser A	5.200%	07/01/22	1,000	905,850

Colorado Hlth Fac Auth Hlth & Residential Care Fac Volunteers of Amer Care, Ser A	5.250%	07/01/27	3,875	3,401,785

Colorado Hlth Fac Auth Hlth & Residential Care Fac Volunteers of Amer Care, Ser A	5.300%	07/01/37	6,930	5,339,565

Colorado Hlth Fac Auth Rev Amern Baptist Home, Ser A	5.900%	08/01/37	6,000	4,943,880

Colorado Hlth Fac Auth Rev Hlth Care Fac Amern Baptist, Ser A	7.750%	08/01/39	6,375	6,657,795

Colorado Hlth Fac Auth Rev Hosp Vly View Assn Proj	5.250%	05/15/42	15,660	14,462,793

Colorado Hlth Fac Auth Rev Total Longterm Care, Ser A	6.000%	11/15/30	700	695,149

Colorado Hlth Fac Auth Rev Total Longterm Care, Ser A	6.250%	11/15/40	3,600	3,602,520

Colorado Hsg Fin Auth Single Family Pgm Sr B2 (AMT)	6.800%	04/01/30	70	71,745

Confluence Metro Dist, CO Tax Supported Rev	5.400%	12/01/27	2,910	2,182,733

Confluence Metro Dist, CO Tax Supported Rev	5.450%	12/01/34	6,000	4,208,640

Copperleaf Met Dist No 2 CO	5.950%	12/01/36	7,250	4,999,092

Cross Creek Met Dist No 2 CO Ltd Tax Rfdg	6.125%	12/01/37	2,790	2,018,174

Denver, CO Convention Ctr Hotel Auth Rev Rfdg (Syncora Gtd)	5.000%	12/01/35	10,930	9,033,973

Eagle Cnty, CO Air Term Corp, Ser A (AMT)	7.000%	05/01/21	1,275	1,253,134

Eagle Cnty, CO Air Term Corp, Ser A (AMT)	7.125%	05/01/31	990	936,540

Elbert & Hwy 86 Coml Metro Dist Pub Impt Fee Rev, Ser A	7.500%	12/01/32	5,000	3,928,800

Elk Valley, CO Pub Impt Fee, Ser A	7.300%	09/01/22	2,500	2,431,025

Elk Valley, CO Pub Impt Fee, Ser A	7.350%	09/01/31	3,000	2,741,310

Fitzsimons Vlg Met Dist No 1 Co Tax Increment Pub Impt, Ser A	7.500%	03/01/40	4,000	4,004,600

Fronterra Vlg Metro Dist CO (Prerefunded @ 12/01/11)	8.050%	12/01/31	5,245	5,734,306

High Plains Metro Dist CO, Ser A	6.125%	12/01/25	2,280	1,880,954

High Plains Metro Dist CO, Ser A	6.250%	12/01/35	4,000	3,046,680

Lafayette, CO Indl Dev Rev Rocky Mtn Instr Proj, Ser A(d)(m)	6.750%	10/01/14	510	265,200

Lafayette, CO Indl Dev Rev Rocky Mtn Instr Proj, Ser A (AMT)(d)(m)	7.000%	10/01/18	5,460	2,839,200

Lafayette, CO Indl Dev Rev Rocky Mtn Instr Proj, Ser B(d)	6.125%	10/01/08	135	70,200

Lake Creek Affordable Hsg Corp Hsg Proj Rfdg, Ser A	6.250%	12/01/23	9,470	9,728,910

Lincoln Pk, CO Metro Dist Rfdg & Impt	6.125%	12/01/30	6,250	6,064,437

Lincoln Pk, CO Metro Dist Rfdg & Impt	6.200%	12/01/37	5,550	5,318,954

Montezuma Cnty, CO Hosp Dist Hlth Fac Enterprise Hosp Rfdg	5.900%	10/01/37	6,705	5,589,757

Montrose Cnty, CO Hlthcare Fac Rev Homestead at Montrose, Ser A	7.000%	02/01/38	6,200	5,938,422

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Van Kampen High Yield Municipal Fund

			Par Amount
Description	Coupon	Maturity	(000)	Value

Colorado–(continued)

Montrose, CO Mem Hosp Brd	6.000%	12/01/28	$4,185	$4,011,867

Montrose, CO Mem Hosp Brd	6.000%	12/01/33	3,000	2,822,220

Neu Towne, CO Metro Dist(d)(g)	7.250/1.800%	12/01/34	1,500	449,850

North Range Metro Dist No 1 CO Ltd Tax (Prerefunded @ 12/15/11) (Acquired 12/07/01, Cost $2,648,946)(a)	7.250%	12/15/31	2,730	2,920,581

Northwest, CO Metro Dist No 3 Ltd Tax	6.125%	12/01/25	3,500	2,940,595

Northwest, CO Metro Dist No 3 Ltd Tax	6.250%	12/01/35	6,450	5,048,738

Rampart Range Metro Dist No 1 Co Rev Rampart Range Metro Dist No 2 Proj (Prerefunded @ 12/01/11)	7.750%	12/01/26	5,975	6,403,228

Regional Trans Dist CO Private Activity Rev Denver Trans Partners	6.000%	01/15/41	8,000	8,063,280

Rendezvous Residential Metro Dist CO (Prerefunded @ 12/01/13)	8.000%	12/01/21	1,630	1,902,161

Serenity Ridge, CO Metro Dist No 2(d)(g)	7.500/3.750%	12/01/34	2,000	959,800

Snowmass Vlg, CO Multi-Family Hsg Rev Rfdg, Ser A	8.000%	09/01/14	430	430,146

Southlands, CO Med Dist Metro Dist No 1 (Prerefunded @ 12/01/14)	7.125%	12/01/34	2,000	2,454,280

Southlands Metro Dist No 1 CO (Prerefunded @ 12/01/14)	7.000%	12/01/24	1,000	1,222,720

Tallgrass Metro Dist CO Rfdg & Impt	5.250%	12/01/37	5,938	4,739,296

Tallyns Reach Metro Dist No 2	6.375%	12/01/23	637	648,886

Tallyns Reach Metro Dist No 3	6.625%	12/01/23	925	957,061

Tallyns Reach Metro Dist No 3	6.750%	12/01/33	1,000	1,020,330

Vista Ridge Metro Dist CO Rfdg Ltd Tax Sub, Ser B	6.625%	12/01/40	1,000	759,000

				205,098,735

Connecticut–0.5%
Connecticut St Dev Auth First Mtg Gross Rev Hlthcare Proj The Elm Pk Baptist Inc Proj	5.850%	12/01/33	2,950	2,916,931

Connecticut St Dev Auth Indl Afco Cargo Bldg LLC Proj (AMT)	8.000%	04/01/30	3,000	2,856,900

Connecticut St Hlth & Ed Fac Auth Rev Saint Mary’s Hosp Issue, Ser E	5.875%	07/01/22	3,660	3,422,722

Georgetown Spl Taxing Dist Ser A (Acquired 11/16/06, Cost $4,405,000)(a)(d)	5.125%	10/01/36	4,405	2,200,430

Greenwich, CT Hsg Auth Multi-Family Rev Hsg Greenwich Close, Ser B	7.500%	09/01/27	1,395	1,395,153

Hamden, CT Fac Rev Whitney Ctr Proj, Ser A	7.625%	01/01/30	2,180	2,294,646

Hamden, CT Fac Rev Whitney Ctr Proj, Ser A	7.750%	01/01/43	5,250	5,609,153

Hamden, CT Fac Rev Whitney Ctr Proj, Ser C(b)	7.250%	01/01/43	2,000	2,090,260

Manchester, CT Redev Agy Multi-Family Mtg Rev Bennet Hsg Dev Rfdg (Acquired 9/05/96, Cost $755,594)(a)	7.200%	12/01/18	815	827,070

New Britain, CT Hsg Auth Multi-Family Rev Hsg Franklin Square Manor Proj (AMT)	7.000%	07/01/21	2,369	2,452,957

				26,066,222

Delaware–0.1%
Wilmington, DE Multi-Family Rent Rev Hsg Electra Arms Sr Assoc Proj (AMT)	6.250%	06/01/28	4,625	4,030,133

District of Columbia–1.3%
District of Columbia Hosp Rev Sibley Mem Hosp	6.500%	10/01/29	5,000	5,400,200

District of Columbia Income Tax Rev Rfdg, Ser B(c)	5.000%	12/01/25	16,165	17,690,329

District of Columbia Rev Methodist Home Issue	6.000%	01/01/29	2,545	2,255,074

District of Columbia Tob Settlement Fin Corp	6.500%	05/15/33	4,935	5,022,744

District of Columbia Tob Settlement Fin Corp, Ser A	*	06/15/46	27,880	823,296

District of Columbia Tob Settlement Fin Corp, Ser C	*	06/15/55	135,320	1,143,454

Metropolitan Washington DC Arpt Auth Sys, Ser B (AGM Insd) (AMT)(c)	5.000%	10/01/36	40,695	40,025,567

				72,360,664

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Van Kampen High Yield Municipal Fund

			Par Amount
Description	Coupon	Maturity	(000)	Value

Florida–11.8%
Alachua Cnty, FL Indl Dev Rev North FL Retirement Vlg	5.875%	11/15/36	$7,500	$6,393,750

Alachua Cnty, FL Indl Dev Rev North FL Retirement Vlg	5.875%	11/15/42	19,000	15,846,950

Anthem Pk Cmnty Dev Dist FL Cap Impt Rev	5.800%	05/01/36	8,540	5,740,332

Bainebridge Cmnty Dev Dist FL Spl Assmt	5.500%	05/01/38	1,945	1,158,053

Bartram Pk Cmnty Dev Dist FL Assmt	5.400%	05/01/37	9,565	6,433,419

Bay Laurel Ctr Cmnty Dev Dist FL Spl Assmt Candler	5.450%	05/01/37	1,280	1,067,878

Beacon Lakes, FL Cmnty Dev FL Spl Assmt, Ser A	6.000%	05/01/38	1,340	1,155,777

Beacon Lakes, FL Cmnty Dev FL Spl Assmt Sub, Ser B	6.200%	05/01/38	1,500	1,329,630

Beacon Lakes, FL Cmnty Dev, Ser A	6.900%	05/01/35	8,910	8,653,748

Beeline Cmnty Dev Dist FL Spl Assmt, Ser A	7.000%	05/01/37	4,335	4,283,240

Bellalago Ed Fac Benefits, Ser A	6.000%	05/01/33	1,000	873,390

Bellalago Ed Fac Benefits, Ser B	5.800%	05/01/34	1,845	1,565,575

Bloomingdale, FL Cmnty Dev Dist Spl Assmt Rev	5.875%	05/01/36	4,080	3,555,434

Bluewaters Cmnty Dev Dist of FL	6.000%	05/01/35	2,790	2,686,184

Boca Raton, FL Hsg Auth Mtg Hsg First Lien Banyan Pl Sr Apts Rfdg (Acquired 3/23/06, Cost $3,162,795)(a)	5.800%	10/01/26	3,215	2,900,637

Boca Raton, FL Hsg Auth Mtg Hsg First Lien Banyan Pl Sr Apts Rfdg (Acquired 3/23/06, Cost $4,641,040)(a)	5.900%	10/01/36	4,705	3,979,959

Bonnet Creek Resort Cmnty Dev Dist FL Spl Assmt	7.375%	05/01/34	3,000	2,589,060

Bonnet Creek Resort Cmnty Dev Dist FL Spl Assmt	7.500%	05/01/34	7,500	6,565,275

Brevard Cnty, FL Hlth Fac Auth Hlthcare Fac Rev Hlth First Inc Proj	7.000%	04/01/33	1,960	2,151,531

Brevard Cnty, FL Hlth Fac Auth Hlthcare Fac Rev Hlth First Inc Proj	7.000%	04/01/39	1,865	2,038,128

Brevard Cnty, FL Hlth Fac Auth Residential Care Fac Rev Buena Vida Estates Inc	6.750%	01/01/37	11,640	11,046,011

Broward Cnty, FL Professional Sports Fac Tax Rev Civic Arena Proj Rfdg, Ser A (AGM Insd)(c)	5.000%	09/01/24	7,555	7,856,671

Broward Cnty, FL Professional Sports Fac Tax Rev Civic Arena Proj Rfdg, Ser A (AGM Insd)(c)	5.000%	09/01/25	7,910	8,184,952

Buckeye Pk Cmnty Dev Dist FL Cap Impt Rev, Ser A	7.875%	05/01/38	5,000	2,235,150

Capital Reg Cmnty Dev Dist FL Rev Cap Impt, Ser A	7.000%	05/01/39	3,460	3,272,952

Capital Tr Agy FL Rev Ft Lauderdale Proj (AMT)	5.750%	01/01/32	3,200	2,787,008

Capital Tr Agy FL Rev Sub Orlando Proj (AMT)	6.750%	01/01/32	2,500	2,317,625

Caribe Palm Cmnty Dev Dist FL Spl Assmt, Ser A	5.850%	05/01/35	735	686,211

Championsgate Cmnty Dev Dist, Ser A	6.250%	05/01/20	2,910	2,610,968

Citrus Cnty, FL Hosp Brd Rev Citrus Mem Hosp Rfdg	6.250%	08/15/23	3,475	3,499,464

Citrus Cnty, FL Hosp Brd Rev Citrus Mem Hosp Rfdg	6.375%	08/15/32	5,840	5,874,514

City Ctr Cmnty Dev Dist FL Spl Assmt Rev, Ser A(d)	6.000%	05/01/38	11,390	4,964,331

City Ctr Cmnty Dev Dist FL Spl Assmt Rev, Ser A(d)	6.125%	05/01/36	1,990	866,764

Connerton West Cmnty Dev Dist FL Cap Impt Rev, Ser B(d)	5.125%	05/01/16	2,825	1,072,652

Connerton West Cmnty Dev FL, Ser A(d)	5.375%	05/01/37	4,950	1,916,640

Connerton West Cmnty Dev FL, Ser A	5.950%	05/01/36	1,955	1,337,631

Cutler Cay, FL Cmnty Dev Dist	6.125%	05/01/24	3,980	3,998,825

Cutler Cay, FL Cmnty Dev Dist	6.300%	05/01/34	4,880	4,791,867

Double Brn Cmnty Dev Dist FL Spl Assmt, Ser A	6.700%	05/01/34	7,620	7,786,878

Escambia Cnty, FL Environmental Impt Rev Intl Paper Co Proj Rfdg, Ser A (AMT)	5.000%	08/01/26	5,690	5,236,109

Escambia Cnty, FL Environmental, Ser A (AMT)	5.750%	11/01/27	9,250	9,274,050

Escambia Cnty, FL Rev ICF/MR Pensacola Care Dev Ctr	10.250%	07/01/11	610	611,208

Escambia Cnty, FL Rev ICF/MR Pensacola Care Dev Ctr, Ser A	10.250%	07/01/11	265	265,525

Florida Hsg Fin Corp Multi-Family Rev Hsg Whistlers Cove, Ser T1(b)	6.000%	01/01/39	7,020	6,024,845

Florida Hsg Fin Corp Multi-Family Rev Hsg Whistlers Cove, Sub. Ser T2	*	01/01/39	7,020	1,745,523

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco Van Kampen High Yield Municipal Fund

			Par Amount
Description	Coupon	Maturity	(000)	Value

Florida–(continued)

Florida Hsg Fin Corp Rev Hsg Beacon Hill Apt, Ser C (AMT)	6.610%	07/01/38	$8,035	$6,730,678

Florida Hsg Fin Corp Rev Hsg Westbrook Apt, Ser U (AMT)	6.450%	01/01/39	11,075	10,013,904

Florida Hsg Fin Corp Rev Hsg Westchase Apt, Ser B (AMT)	6.610%	07/01/38	10,055	7,180,879

Florida St Dev Fin Corp Ed Fac Renaissance Charter Sch, Ser A	6.000%	09/15/40	10,840	10,088,680

Gramercy Farms Cmnty Dev Dist FL Spl Assmt, Ser A-1(d)	5.250%	05/01/39	2,450	1,051,295

Gramercy Farms Cmnty Dev Dist FL Spl Assmt, Ser A-2(d)	5.250%	05/01/39	3,110	1,334,501

Gramercy Farms Cmnty Dev Dist FL Spl Assmt, Ser B(d)	5.100%	05/01/14	7,000	3,073,700

Grand Bay at Doral Cmnty Dev Dist FL, Ser B(d)	6.000%	05/01/17	4,000	1,398,800

Greyhawk Landing Cmnty Dev Dist FL Spl Assmt Rev, Ser A	7.000%	05/01/33	1,955	1,955,274

Hammock Bay Cmnty Dev Dist FL Spl Assmt Rev, Ser A	6.125%	05/01/35	2,420	2,346,892

Harbour Isles Cmnty Dev Dist of FL	6.125%	05/01/35	1,390	1,230,845

Heritage Hbr Cmnty Dev Dist FL Rev Rec	7.750%	05/01/23	450	353,164

Hillsborough Cnty, FL Indl Dev Auth Hosp Rev Tampa Gen Hosp Proj	5.250%	10/01/41	7,500	6,791,025

Hillsborough Cnty, FL Indl Dev Auth Indl Dev Rev Hlth Fac (Prerefunded @ 8/15/19)	8.000%	08/15/32	2,000	2,781,160

Islands at Doral FL (Prerefunded @ 5/01/13)	6.375%	05/01/35	1,765	1,980,330

Islands at Doral III Cmnty 2004, Ser A	5.900%	05/01/35	3,720	3,335,761

Islands at Doral NE Cmnty Dev	6.250%	05/01/34	1,000	965,410

Jacksonville, FL Econ Dev Commn Hlthcare Fac Rev FL Proton Therapy Inst Rfdg (Acquired 8/09/07, 9/10/08, 8/13/09, and 4/01/10 Cost $15,238,832)(a)	6.250%	09/01/27	16,000	15,681,120

Kendall Breeze Cmnty Dev Dist	6.625%	11/01/33	3,190	3,579,690

Kendall Breeze Cmnty Dev Dist	6.700%	11/01/23	1,995	2,211,477

Kendall Breeze West Cmnty Dev Dist FL Spl Assmt	5.875%	05/01/34	1,425	1,323,355

Lakeland, FL Retirement Cmnty 1st Mtg Carpenters Acc Inv Rfdg (Acquired 4/25/08, Cost $2,250,000)(a)	6.375%	01/01/43	2,250	2,041,942

Lakeside Landings Cmnty Dev Dist FL Spl Assmt, Ser A(d)	5.500%	05/01/38	1,000	409,500

Lakeside Landings Cmnty Dev Dist FL Spl Assmt, Ser B(d)	5.250%	05/01/13	1,940	794,430

Lee Cnty, FL Indl Dev Auth Hlthcare Fac Rev Cypress Cove Hlthpk, Ser A	6.375%	10/01/25	8,725	7,051,109

Lee Cnty, FL Indl Dev Auth Hlthcare Fac Rev Cypress Cove Hlthpk, Ser A	6.750%	10/01/32	8,000	6,291,200

Lee Cnty, FL Indl Dev Auth Indl Dev Rev Lee Charter Fndtn, Ser A	5.250%	06/15/27	5,000	4,250,400

Lee Cnty, FL Indl Dev Auth Indl Dev Rev Lee Charter Fndtn, Ser A	5.375%	06/15/37	5,000	4,056,700

Leon Cnty, FL Ed Fac Auth Rev Southgate Residence Hall Rfdg, Ser A	6.750%	09/01/28	8,395	6,933,347

Marshall Creek Cmnty Dev Dist FL Spl Assmt, Ser A	7.650%	05/01/32	2,710	2,695,637

Miami Beach, FL Hlth Fac Auth Hosp Rev Mt Sinai Med Ctr FL Proj	5.375%	11/15/18	95	93,580

Miami Beach, FL Hlth Fac Auth Hosp Rev Mt Sinai Med Ctr FL Rfdg (Acquired 4/26/04, Cost $5,307,249)(a)	6.750%	11/15/29	5,500	5,560,445

Miami Beach, FL Hlth Fac Auth Hosp Rev Mt Sinai Med Ctr FL Rfdg (Acquired 9/09/08, 9/24/09 and 9/29/09 Cost $6,236,516)(a)	6.750%	11/15/21	6,115	6,287,198

Miami Beach, FL Hlth Fac Auth Hosp Rev Mt Sinai Med Ctr, Ser A	6.800%	11/15/31	3,465	3,495,700

Miami-Dade Cnty, FL Aviation Rev Miami Intl Arpt, Ser A (AGL Insd) (AMT)(c)	5.250%	10/01/33	16,500	16,123,305

Miami-Dade Cnty, FL Bldg Better Cmnty Pgm, Ser A (AGL Insd)(c)	5.000%	07/01/30	15,210	15,565,914

Miami-Dade Cnty, FL Sch Brd Ctf Partn, Ser B (AGL Insd)(c)	5.250%	05/01/26	5,000	5,263,150

Miami-Dade Cnty, FL Sch Brd Ctf Partn, Ser B (AGL Insd)(c)	5.250%	05/01/27	10,000	10,468,300

Midtown Miami, FL Cmnty Dev FL Spl Assmt Rev, Ser A	6.000%	05/01/24	4,340	4,102,862

Midtown Miami, FL Cmnty Dev FL Spl Assmt Rev, Ser A	6.250%	05/01/37	8,445	7,762,306

Midtown Miami, FL Cmnty Dev, Ser B	6.500%	05/01/37	6,285	5,966,288

Miromar Lakes Cmnty Dev Dist Rfdg, Ser B	7.250%	05/01/12	4,440	4,378,328

Mount Dora, FL Hlth Fac Auth Wtrman Vlg Proj Rfdg, Ser A	5.250%	08/15/13	1,575	1,575,661

Mount Dora, FL Hlth Fac Auth Wtrman Vlg Proj Rfdg, Ser A	5.750%	08/15/18	3,000	2,911,680

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco Van Kampen High Yield Municipal Fund

			Par Amount
Description	Coupon	Maturity	(000)	Value

Florida–(continued)

Mount Dora, FL Hlth Fac Auth Wtrman Vlg Proj Rfdg, Ser A	6.750%	08/15/25	$3,000	$2,811,240

North Broward, FL Hosp Dist Rev Impt (Prerefunded @ 01/15/11)	6.000%	01/15/31	275	279,681

North Springs, FL Impt Dist Spl Assmt Rev	7.000%	05/01/19	1,083	1,083,606

Northern Palm Beach Cnty Impt Dist FL Impt Wtr Ctl & Impt Unit Dev No 16 Rfdg	7.000%	08/01/32	2,500	2,494,125

Northern Palm Beach Cnty Impt Dist FL Impt Wtr Ctl & Impt Unit Dev No 16 Rfdg	7.500%	08/01/24	2,765	2,767,074

Northern Palm Beach Cnty Impt Dist FL Impt Wtr Ctl & Impt Unit Dev No 2A	6.400%	08/01/33	4,080	4,021,982

Northern Palm Beach Cnty Impt Dist FL Impt Wtr Ctl & Impt Unit Dev No 43 (Prerefunded @ 8/01/11)	6.125%	08/01/31	1,500	1,570,965

Oak Creek Cmnty Dev Dist FL Spl Assmt	5.800%	05/01/35	1,645	1,329,111

Orange Cnty, FL Hlth Fac Auth Rev First Mtg Orlando Lutheran Tower	5.500%	07/01/32	2,750	2,329,030

Orange Cnty, FL Hlth Fac Auth Rev First Mtg Orlando Lutheran Tower	5.500%	07/01/38	7,450	6,299,050

Orange Cnty, FL Hlth Fac Auth Rev Hlthcare Orlando Lutheran Rfdg	5.375%	07/01/20	2,200	2,055,680

Orange Cnty, FL Hlth Fac Auth Rev Hlthcare Orlando Lutheran Rfdg	5.700%	07/01/26	4,000	3,622,920

Orange Cnty, FL Hlth Fac Auth Rev Westminster Cmnty Care	6.600%	04/01/24	4,000	3,904,120

Orange Cnty, FL Hlth Fac Auth Rev Westminster Cmnty Care	6.750%	04/01/34	2,500	2,369,375

Orange Cnty, FL Hlth Fac Auth Westminster Cmnty Care	6.500%	04/01/12	245	245,762

Orange Cnty, FL Hsg Fin Auth Hsg Alhambra Trace Apt Proj, Ser C	7.000%	04/01/28	1,935	1,850,731

Orange Cnty, FL Hsg Fin Auth Multi-Family Rev Hsg Governors Manor Apt F-4	7.250%	10/01/31	3,820	3,837,305

Orange Cnty, FL Hsg Fin Auth Multi-Family Rev Hsg Lake Davis Apt Proj F-1	7.250%	10/01/31	800	803,624

Orange Cnty, FL Hsg Fin Auth Multi-Family Rev Hsg Lake Jennie Phase I Proj F-2	7.250%	10/01/31	220	220,997

Orange Cnty, FL Hsg Fin Auth Multi-Family Rev Hsg Lake Jennie Phase II Proj F-3	7.250%	10/01/31	800	803,624

Orange Cnty, FL Hsg Fin Auth Multi-Family Rev Hsg Mellonville Trace Apt F-5	7.250%	10/01/31	320	321,450

Orange Cnty, FL Hsg Fin Auth Multi-Family Rev Mtg Hands Inc Proj, Ser A (Acquired 6/19/95, 11/24/99, and 3/31/00, Cost $2,550,979)(a)	7.000%	10/01/25	2,535	2,589,579

Orange Cnty, FL Hsg Fin Auth Multi-Family Rev Mtg Hands Inc Proj, Ser A (Acquired 6/19/95, Cost $1,095,000)(a)	7.000%	10/01/15	1,095	1,120,229

Overoaks, FL Cmnty Dev Dist Cap Impt Rev, Ser A(d)	6.125%	05/01/35	410	4

Overoaks, FL Cmnty Dev Dist Cap Impt Rev, Ser A-1	6.125%	05/01/35	200	191,812

Overoaks, FL Cmnty Dev Dist Cap Impt Rev, Ser A-2(f)	0.000/6.125%	05/01/35	435	276,116

Overoaks, FL Cmnty Dev Dist Cap Impt Rev, Ser B(f)	0.000/5.125%	05/01/17	1,000	830,200

Palm Beach Cnty, FL Hsg Fin Auth Multi-Family Hsg Lake Delray Apt Proj, Ser A (AMT)	6.400%	01/01/31	9,035	7,958,480

Palm Coast Pk Cmnty Dev Dist FL Spl Assmt Rev	5.700%	05/01/37	4,795	2,889,227

Parklands Lee Cmnty Dev Dist FL Spl Assmt, Ser A(d)	5.800%	05/01/35	2,720	1,359,184

Parklands West Cmnty Dev Dist Spl Assmt, Ser A	6.900%	05/01/32	3,610	3,477,116

Pentathlon Cmnty Dev Dist Spl Assmt Rev FL	6.700%	11/01/23	1,045	1,060,612

Pentathlon Cmnty Dev Dist Spl Assmt Rev FL	6.750%	11/01/33	1,700	1,710,438

Pier Pk, FL Cmnty Dev Dist, Ser 1	7.150%	05/01/34	14,815	14,214,104

Pine Air Lakes Cmnty Dev Dist FL Spl Assmt Rev	7.250%	05/01/33	2,805	2,798,605

Pine Is Cmnty Dev Dist FL Spl Assmt	5.750%	05/01/35	3,205	2,193,887

Pine Ridge Plantation Cmnty, Ser A	5.400%	05/01/37	1,645	1,069,382

Pinellas Cnty, FL Ed Fac Auth Clearwater Christian College, Ser A (Acquired 9/05/01, Cost $6,854,591)(a)	7.250%	09/01/31	7,170	6,183,838

Pinellas Cnty, FL Hlth Fac Auth Oaks of Clearwater Proj	6.250%	06/01/34	5,580	5,631,503

Poinciana Cmnty Dev Dist FL Spl Assmt, Ser A	7.125%	05/01/31	7,015	7,014,439

Poinciana West Cmnty Dev Dist	5.875%	05/01/22	840	772,355

Poinciana West Cmnty Dev Dist FL Spl Assmt	6.000%	05/01/37	1,495	1,299,140

Port Saint Lucie, FL Spl Assmt Rev Glassman Spl Assmt Dist, Ser C	6.750%	07/01/23	5,920	5,922,309

Reunion East Cmnty Dev Dist FL Spl Assmt(d)	5.800%	05/01/36	4,300	2,204,266

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        Invesco Van Kampen High Yield Municipal Fund

			Par Amount
Description	Coupon	Maturity	(000)	Value

Florida–(continued)

Reunion West Cmnty Dev Dist FL Spl Assmt(d)	6.250%	05/01/36	$6,740	$3,624,502

Saddlebrook, FL Cmnty, Ser A	6.900%	05/01/33	4,520	4,545,628

Saint John’s Cnty, FL Indl Dev Auth First Mtg Rev Presbyterian Ret, Ser A	5.625%	08/01/34	5,390	4,926,514

Saint John’s Cnty, FL Indl Dev Auth Hlthcare Glenmoor Proj, Ser A	5.375%	01/01/40	7,850	5,934,679

Sausalito Bay Cmnty Dev Dist FL Spl Assmt	6.200%	05/01/35	2,715	2,622,228

Seminole Tribe FL Spl Oblig Rev, Ser A(e)	5.500%	10/01/24	5,350	5,198,756

Seven Oaks, FL Cmnty Dev Dist II Spl Assmt Rev, Ser A	5.875%	05/01/35	2,700	1,989,522

Seven Oaks, FL Cmnty Dev Dist II Spl Assmt Rev, Ser A	6.400%	05/01/34	4,785	4,540,534

Silver Palms Cmnty Dev Dist	5.900%	05/01/34	1,825	1,704,459

Six Mile Creek Cmnty Dev Dist FL Cap Impt Rev	5.875%	05/01/38	5,000	1,622,000

South Dade Venture Cmnty Dev	6.125%	05/01/34	1,300	1,244,685

South Dade Venture Cmnty Dev	6.900%	05/01/33	4,380	4,350,041

South Lake Cnty Hosp Dist FL South Lake Hosp Inc	6.375%	10/01/28	2,115	2,136,827

South Lake Cnty Hosp Dist FL South Lake Hosp Inc	6.375%	10/01/34	3,995	4,011,459

St Johns Cnty, FL Indl Dev Auth Rev Presbyterian Retirement, Ser A	6.000%	08/01/45	4,000	4,049,320

Sterling Hill Cmnty Dev Dist FL Cap Impt Rev, Ser A	6.200%	05/01/35	1,500	1,336,440

Stonebrier Cmnty Dev Dist FL	5.500%	05/01/37	2,870	2,049,697

Stonegate Cmnty Dev Dist FL Spl Assmnt Rev	8.125%	05/01/39	4,775	5,029,555

Sweetwater Creek Cmnty Dev Dist FL Cap Impt Rev, Ser A	5.500%	05/01/38	3,545	1,594,187

Tallahassee, FL Hlth Fac Rev Tallahassee Mem Hlthcare Proj	6.375%	12/01/30	11,875	11,877,850

Tampa Bay Wtr FL Util Sys Rev Rfdg & Impt, Ser A (NATL Insd)(c)	6.000%	10/01/29	13,440	15,877,344

Tolomato Cmnty, Dev Dist FL, Ser A	5.250%	05/01/39	985	646,662

Tolomato Cmnty, FL Dev Dist Spl Assmt	6.550%	05/01/27	2,000	1,437,480

Tolomato Cmnty, FL Dev Dist Spl Assmt	6.650%	05/01/40	14,200	10,070,214

Town Ctr at Palm Coast Cmnty Dev Dist FL Cap Impt Rev	6.000%	05/01/36	11,830	8,005,716

Trails at Monterey Cmnty Dev Dist FL Spl Assmt	6.500%	05/01/23	1,055	1,051,371

Trails at Monterey Cmnty Dev Dist FL Spl Assmt	6.750%	05/01/33	1,715	1,697,301

Treeline Presv Cmnty Dev Dist FL Spl Assmt, Ser A(d)	6.800%	05/01/39	4,895	2,352,096

Turnbull Creek Cmnty Dev Dist FL Spl Assmt	5.250%	05/01/37	3,675	2,347,186

Turnbull Creek Cmnty Dev Dist FL Spl Assmt	5.800%	05/01/35	2,745	2,158,256

University Square Cmnty Dev Dist FL Cap Impt Rev (Acquired 10/07/99 and 9/07/2000, Cost $3,213,806)(a)	6.750%	05/01/20	3,215	3,219,662

University Square Cmnty Dev Dist FL Cap Impt Rev, Ser A-1	5.875%	05/01/38	4,890	4,408,922

Venetian Isles, FL, Ser A	6.750%	05/01/33	4,010	3,982,251

Verandah West Cmnty Dev Dist Cap Impt, Ser B	6.625%	05/01/33	4,445	4,276,846

Village Cmnty Dev Dist No 8 FL Spl Assmt Rev	6.375%	05/01/38	9,975	10,094,600

Vista Lakes Cmnty Dev Dist FL Cap Impt Rev, Ser A (Prerefunded @ 5/01/12)	6.750%	05/01/34	1,820	1,971,642

Waterlefe Cmnty Dev Dist FL(d)	8.125%	10/01/25	2,645	22,483

West Vlg Impt Dist FL Rev	5.500%	05/01/38	9,600	4,581,984

West Vlg Impt Dist FL Rev Spl Assmt Unit of Dev No 3	5.500%	05/01/37	3,820	1,741,271

Winter Garden Vlg at Fowler Groves Cmnty Dev Dist FL Spl	5.650%	05/01/37	1,915	1,753,393

World Comm Cmnty Dev Dist, Ser A(d)	6.500%	05/01/36	7,825	2,565,270

World Comm Cmnty Dev Dist, Ser A-1(d)	6.250%	05/01/22	2,765	919,335

World Comm Cmnty Dev Dist, Ser A-2	6.125%	05/01/35	1,560	1,342,926

				669,420,617

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19        Invesco Van Kampen High Yield Municipal Fund

			Par Amount
Description	Coupon	Maturity	(000)	Value

Georgia–2.1%
Americus Sumter Cnty, GA Hosp Auth Rev South GA Methodist Rfdg, Ser A	6.375%	05/15/29	$5,250	$4,707,412

Atlanta, GA Tax Alloc Atlantic Sta Proj (Prerefunded @ 12/01/11)	7.750%	12/01/14	1,285	1,366,932

Atlanta, GA Tax Alloc Atlantic Sta Proj (Prerefunded @ 12/01/11)	7.900%	12/01/24	3,000	3,257,580

Atlanta, GA Tax Alloc Beltline Proj, Ser B	7.375%	01/01/31	8,000	8,127,920

Atlanta, GA Tax Alloc Eastside Proj, Ser B	5.600%	01/01/30	1,500	1,433,910

Atlanta, GA Tax Alloc Princeton Lakes Proj (Acquired 3/10/06, 04/10/07 and 4/11/07, Cost $3,140,000)(a)	5.500%	01/01/31	3,140	2,727,090

Atlanta, GA Urban Residential Fin Auth Multi-Family Rev John Eagan Proj, Ser A (AMT)	6.750%	07/01/30	5,545	3,979,425

Atlanta, GA Wtr & Wastewater Rev, Ser A	6.250%	11/01/34	6,000	6,568,020

Cartersville, GA Dev Auth Waste & Wastewater Fac Rev Anheuser Busch Proj Rfdg (AMT)	5.950%	02/01/32	1,000	1,007,260

Clayton Cnty, GA Dev Auth Spl Fac Rev Delta Airl, Ser B (AMT)	9.000%	06/01/35	6,750	7,354,192

Fulton Cnty, GA Residential Care Saint Anne’s Ter Proj Rfdg	7.625%	12/01/33	3,345	3,385,006

Fulton Cnty, GA Residential Care Sr Lien RHA Asstd Living, Ser A	6.900%	07/01/19	4,790	3,625,216

Fulton Cnty, GA Residential Care Sr Lien RHA Asstd Living, Ser A	7.000%	07/01/29	8,310	6,289,257

Medical Ctr Hosp Auth GA Rev Spring Hbr Green Isl Proj Rfdg	5.250%	07/01/27	2,500	2,170,625

Private Colleges & Univ Auth GA Mercer Hsg Corp Proj, Ser A	6.000%	06/01/21	1,000	1,004,120

Private Colleges & Univ Auth GA Rev Emory Univ, Ser C(c)	5.250%	09/01/39	28,830	30,324,836

Renaissance on Peachtree Unit Invt Tr Ctf GA Custody Ctf(d)(g)	6.000/2.500%	10/01/25	5,860	3,128,185

Richmond Cnty, GA Dev Auth Environmental Impt Rev Intl Paper Co Proj, Ser A	5.150%	03/01/15	3,225	3,349,356

Richmond Cnty, GA Dev Auth Intl Paper Co Proj Rfdg, Ser A (AMT)	6.000%	02/01/25	1,000	1,006,350

Rockdale Cnty, GA Dev Auth Solid Waste Disp Visy Paper Inc Proj, Ser A (AMT)	6.125%	01/01/34	7,500	7,150,125

Savannah, GA Econ Dev Auth Rev First Mtg Marshes of Skidway, Ser A	6.250%	01/01/12	855	856,890

Savannah, GA Econ Dev Auth Rev First Mtg Marshes of Skidway, Ser A	6.850%	01/01/19	2,245	2,275,487

Savannah, GA Econ Dev Auth Rev First Mtg Marshes of Skidway, Ser A	7.400%	01/01/24	920	929,191

Savannah, GA Econ Dev Auth Rev First Mtg Marshes of Skidway, Ser A	7.400%	01/01/34	3,650	3,651,168

Tax Exempt Grantor Tr Sr Tier, Ser A	6.000%	10/01/25	20,685	11,042,067

				120,717,620

Hawaii–1.1%
Hawaii St Dept Budget & Fin Spl Purp Rev 15 Craigside Proj, Ser A	9.000%	11/15/44	3,530	4,041,921

Hawaii St Dept Budget & Fin Spl Purp Rev Hawaiian Elec Co-subsidary	6.500%	07/01/39	8,000	8,580,800

Hawaii St Dept Budget & Fin Spl Purp Rev Kahala Nui Proj, Ser A	7.400%	11/15/17	5,300	5,627,805

Hawaii St Dept Budget & Fin Spl Purp Rev Kahala Nui Proj, Ser A	7.875%	11/15/23	4,450	4,758,919

Hawaii St Dept Budget & Fin Spl Purp Rev Kahala Nui Proj, Ser A	8.000%	11/15/33	19,600	20,773,844

Honolulu, HI City & Cnty, Ser A(c)	5.250%	04/01/29	12,000	13,005,120

Kuakini, HI Hlth Sys Spl Purp Rev, Ser A	6.300%	07/01/22	5,000	5,025,800

				61,814,209

Idaho–0.1%
Gooding Cnty, ID Indl Dev Corp Solid Waste Disp Rev Intrepid Technology & Res Proj (AMT) (Acquired 11/03/06, Cost $7,646,668)(a)(d)	7.500%	11/01/24	7,640	286,500

Idaho Hlth Fac Auth Rev Vly Vista Care Corp Rfdg	6.125%	11/15/37	8,355	6,919,026

				7,205,526

Illinois–11.5%
Annawan, IL Tax Increment Rev Patriot Renewable Fuels LLC Proj	5.625%	01/01/18	4,590	3,789,274

Antioch Vlg, IL Spl Svc Area No 1 Spl Tax Deercrest Proj	6.625%	03/01/33	3,749	2,937,004

Aurora, IL Tax Increment Rev East River Area Tif No. 6, Ser A	6.750%	12/30/27	2,435	2,344,248

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20        Invesco Van Kampen High Yield Municipal Fund

			Par Amount
Description	Coupon	Maturity	(000)	Value

Illinois–(continued)

Aurora, IL Tax Increment Rev River City Tif No. 3, Ser B	6.500%	12/30/23	$4,070	$3,944,481

Bartlett, IL Tax Increment Rev Sr Lien Quarry Redev Proj Rfdg	5.600%	01/01/23	5,000	4,197,050

Bolingbrook, IL Sales Tax Rev Bolingbrook	6.250%	01/01/24	6,000	3,755,460

Bolingbrook, IL Spl Svc Area No 1 Spl Tax Forest City Tax Proj	5.900%	03/01/27	2,000	1,635,540

Bolingbrook, IL Spl Svc Area No 3 Spl Tax Lakewood Ridge Proj (Prerefunded @ 3/01/11)	7.050%	03/01/31	5,788	5,988,438

Bolingbrook, IL Unrefunded Balance Cap Apprec, Ser B (NATL Insd)	*	01/01/29	910	316,807

Bolingbrook Ill Sales Tax Rev Bolingbrook	5.750%	01/01/15	845	597,660

Bolingbrook Ill Sales Tax Rev Bolingbrook	6.000%	01/01/26	4,500	2,653,335

Bradley, IL Rev Tax Increment Bradley Com	6.100%	01/01/27	3,880	3,399,966

Chicago, IL Brd Ed Dedicated, Ser B (AGM Insd)(c)	5.000%	12/01/25	10,000	10,342,800

Chicago, IL Brd Ed Rfdg, Ser C (AGM Insd)(c)	5.000%	12/01/32	13,050	12,887,136

Chicago, IL Increment Alloc Rev Diversey/Narragansett Proj	7.460%	02/15/26	2,935	2,902,510

Chicago, IL O’Hare Intl Arpt Rev, Ser A (AGM Insd)(c)	5.000%	01/01/33	14,000	13,925,240

Chicago, IL Proj Rfdg, Ser A (NATL Insd) (Prerefunded @ 01/01/11)	5.500%	01/01/38	50	50,726

Chicago, IL, Ser A(c)	5.250%	01/01/33	32,500	32,555,575

Chicago, IL Spl Assmt Lake Shore East Proj	6.625%	12/01/22	3,999	3,922,979

Chicago, IL Spl Assmt Lake Shore East Proj	6.750%	12/01/32	3,997	3,774,687

Chicago, IL Tax Increment Alloc Read Dunning, Ser B (ACA Insd)	7.250%	01/01/14	1,200	1,201,680

Cook Cnty, IL Rev Navistar Intl Recovery Zone Fac	6.500%	10/15/40	8,800	8,906,480

Cook County, IL Cap Impt, Ser B (NATL Insd)(c)	5.000%	11/15/29	20,000	20,369,400

Cortland, IL Spl Svc Area No 01 Spl Tax Neucort Lakes Proj (Prerefunded @ 3/01/12)	6.875%	03/01/32	4,858	5,317,567

Cortland, IL Spl Tax Rev Sheaffer Sys Proj (Acquired 5/02/06, Cost $3,413,851)(a)	5.500%	03/01/17	3,439	2,146,417

Deerfield, IL Ed Fac Chicagoland Jewish High Sch Proj(d)	5.850%	05/01/26	1,000	498,460

Deerfield, IL Ed Fac Chicagoland Jewish High Sch Proj(d)	6.000%	05/01/41	6,625	3,302,297

Gilberts, IL Spl Svc Area No 19 Spl Tax, Ser 1(d)	5.375%	03/01/16	2,500	1,299,000

Gilberts, IL Spl Svc Area No 9 Spl Tax Big Timber Proj(h)	7.375%	03/01/11	320	324,941

Godfrey, IL Rev Utd Methodist Vlg, Ser A	5.875%	11/15/29	4,000	2,271,000

Hoopeston, IL Hosp Cap Impt Rev Hoopeston Cmnty Mem Hosp Impt & Rfdg	6.550%	11/15/29	5,800	5,081,380

Illinois Dev Fin Auth Pollutn Ctl Rev Rfdg Cent IL, Ser C-1(b)	5.950%	08/15/26	6,330	6,320,378

Illinois Fin Auth Rev Admiral At Lake Proj, Ser A	7.250%	05/15/20	905	903,127

Illinois Fin Auth Rev Cap Apprec Clare Wtr Tower Rfdg, Ser B	*	05/15/50	6,000	69,300

Illinois Fin Auth Rev Christian Homes Inc Rfdg, Ser A	5.750%	05/15/26	5,575	5,124,986

Illinois Fin Auth Rev Christian Homes Inc Rfdg, Ser A	5.750%	05/15/31	2,825	2,488,429

Illinois Fin Auth Rev Clare Oaks Proj, Ser A	6.000%	11/15/39	14,950	10,469,634

Illinois Fin Auth Rev Clare Wtr Tower Rfdg, Ser A-6	6.000%	05/15/28	1,400	975,450

Illinois Fin Auth Rev Clare Wtr Tower, Ser A-7	6.125%	05/15/41	12,600	8,104,068

Illinois Fin Auth Rev Cmnty Fac Clinic Altgeld Proj	8.000%	11/15/16	2,175	2,150,683

Illinois Fin Auth Rev Elmhurst Mem, Ser A	5.625%	01/01/37	15,515	14,367,821

Illinois Fin Auth Rev Fairview Oblig Grp Rfdg, Ser A	6.250%	08/15/40	4,500	3,762,090

Illinois Fin Auth Rev Franciscan Cmnty Saint Joseph, Ser A	6.000%	05/15/34	2,500	2,180,275

Illinois Fin Auth Rev Friendship Vlg of Schaumburg	7.250%	02/15/45	7,400	7,423,458

Illinois Fin Auth Rev Friendship Vlg of Schaumburg, Ser A	5.375%	02/15/25	1,000	885,530

Illinois Fin Auth Rev Greenfields Geneva, Ser A	8.250%	02/15/46	15,000	15,179,850

Illinois Fin Auth Rev IL Inst of Technology	7.125%	02/01/34	4,000	4,327,040

Illinois Fin Auth Rev IL Inst of Technology, Ser A	5.000%	04/01/36	7,000	5,816,580

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21        Invesco Van Kampen High Yield Municipal Fund

			Par Amount
Description	Coupon	Maturity	(000)	Value

Illinois–(continued)

Illinois Fin Auth Rev Kewanee Hosp Proj	5.000%	08/15/26	$2,630	$2,144,107

Illinois Fin Auth Rev Landing at Plymouth Pl Proj, Ser A	6.000%	05/15/25	4,500	4,106,115

Illinois Fin Auth Rev Landing at Plymouth Pl Proj, Ser A	6.000%	05/15/37	19,325	16,300,444

Illinois Fin Auth Rev Lutheran Oaks Proj, Ser A	6.000%	08/15/26	3,000	2,566,140

Illinois Fin Auth Rev Lutheran Oaks Proj, Ser A	6.000%	08/15/39	9,000	7,273,800

Illinois Fin Auth Rev Montgomery Place Proj	5.500%	05/15/26	1,000	880,270

Illinois Fin Auth Rev Montgomery Place Proj, Ser A	5.750%	05/15/38	8,850	7,304,790

Illinois Fin Auth Rev Navistar Intl Recovery Zone	6.500%	10/15/40	6,900	6,974,934

Illinois Fin Auth Rev Norwegian Amern Hosp Inc	7.625%	09/15/28	2,000	1,843,980

Illinois Fin Auth Rev Norwegian Amern Hosp Inc	7.750%	09/15/38	3,000	2,784,810

Illinois Fin Auth Rev Pk Place Elmhurst, Ser A	8.125%	05/15/40	6,250	6,317,250

Illinois Fin Auth Rev Pk Place Elmhurst, Ser A	8.250%	05/15/45	14,000	14,219,100

Illinois Fin Auth Rev Provena Hlth, Ser A	7.750%	08/15/34	11,300	12,871,378

Illinois Fin Auth Rev Rfdg Fairview Oblig Group, Ser A	6.250%	08/15/35	2,500	2,127,100

Illinois Fin Auth Rev Rfdg Silver Cross Hosp & Med	5.500%	08/15/30	11,000	10,453,410

Illinois Fin Auth Rev Rush Univ Med Ctr Oblig Grp, Ser A	7.250%	11/01/38	22,235	24,825,600

Illinois Fin Auth Rev Sherman Hlth Sys, Ser 2007-A	5.500%	08/01/37	10,250	9,356,098

Illinois Fin Auth Rev Silver Cross & Med Ctrs	6.875%	08/15/38	13,875	14,813,505

Illinois Fin Auth Rev Silver Cross & Med Ctrs	7.000%	08/15/44	3,880	4,149,505

Illinois Fin Auth Rev Temps 50 Admiral At Lake, Ser D-3	6.000%	05/15/17	4,000	3,982,960

Illinois Fin Auth Rev Temps 50 Greenfields, Ser C-3	6.250%	02/15/16	2,690	2,655,111

Illinois Fin Auth Rev Temps 65 Admiral At Lake, Ser D-2	6.375%	05/15/17	9,500	9,294,800

Illinois Fin Auth Rev Temps 65 Greenfields, Ser C-2	6.750%	02/15/16	5,000	5,010,800

Illinois Fin Auth Rev Temps 75 Admiral At Lake, Ser D-1	7.000%	05/15/18	3,000	2,962,320

Illinois Fin Auth Rev Temps 75 Pk Pl Elmhurst, Ser D-1	7.250%	08/15/16	8,000	8,037,440

Illinois Fin Auth Solid Waste Rev Disp Waste Mgmt Inc Proj, Ser A (AMT)	5.050%	08/01/29	1,320	1,257,934

Illinois Hlth Fac Auth Rev Chestnut Square at Glen Proj, Ser A	6.625%	08/15/24	2,365	2,222,958

Illinois Hlth Fac Auth Rev Chestnut Square at Glen Proj, Ser A	7.000%	08/15/29	3,255	3,128,185

Illinois Hlth Fac Auth Rev Covenant Retirement Cmnty	5.875%	12/01/31	1,250	1,202,650

Illinois Hlth Fac Auth Rev Covenant Retirement Cmnty, Ser B	6.125%	12/01/28	5,000	5,007,450

Illinois Hlth Fac Auth Rev Loyola Univ Hlth Sys, Ser A (Prerefunded @ 7/01/11)	6.000%	07/01/21	650	670,794

Illinois Hlth Fac Auth Rev Rfdg, Ser A	6.200%	08/15/23	1,000	939,650

Illinois Hlth Fac Auth Rev Rfdg, Ser A	6.400%	08/15/33	4,500	4,109,040

Illinois Hlth Fac Auth Rev Saint Benedict, Ser 2003-A(d)	6.900%	11/15/33	6,750	2,489,400

Illinois Hlth Fac Auth Rev, Ser A	7.000%	11/15/32	2,650	2,530,167

Illinois St Real Estate Lease Ctf (ACA Insd) (Acquired 7/01/98, Cost $6,213,227)(a)	8.800%	06/15/18	5,413	5,486,481

Illinois St Toll Hwy Auth Rev, Ser B(c)	5.500%	01/01/33	29,000	30,490,310

Lake, Cook, Kane & McHenry Cntys, IL Cmnty Unit Sch Dist No 22 (NATL Insd)	5.750%	12/01/19	80	80,275

Long Grove, IL Ltd Oblig Tax Sunset Grove Proj	7.500%	01/01/30	1,950	1,851,545

Loves Pk, IL Rev Hoosier Care Proj, Ser A	7.125%	06/01/34	1,350	1,242,081

Manhattan, IL No 04 -1 Brookstone Springs Proj	6.100%	03/01/35	4,308	3,970,727

Metropolitan Pier & Exposition Auth Cap Apprec Rfdg McCormick, Ser B (AGM Insd)	*	06/15/43	40,000	4,911,600

Metropolitan Pier & Exposition Auth Cap Apprec Rfdg McCormick, Ser B (AGM Insd)	*	06/15/45	70,000	7,455,000

Metropolitan Pier & Exposition Auth Cap Apprec Rfdg McCormick, Ser B (AGM Insd)	*	06/15/46	55,000	5,452,150

Metropolitan Pier & Exposition Auth Cap Apprec Rfdg McCormick, Ser B (AGM Insd)	*	06/15/47	70,000	6,456,100

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22        Invesco Van Kampen High Yield Municipal Fund

			Par Amount
Description	Coupon	Maturity	(000)	Value

Illinois–(continued)

Metropolitan Pier & Exposition Auth IL Dedicated St Tax McCormick Pl Expansion, Ser A(c)	5.500%	06/15/50	$18,000	$18,266,400

Minooka, IL Spl Assmt Impt Lakewood Trails Proj	6.625%	03/01/33	3,827	3,780,464

Minooka, IL Spl Assmt Impt Lakewood Trails Unit 2 Proj	6.375%	03/01/34	5,615	5,381,641

Minooka, IL Spl Assmt Impt Prairie Ridge Proj	6.875%	03/01/33	2,795	2,393,191

Montgomery, IL Spl Assmt Impt Lakewood Creek Proj (Prerefunded @ 3/01/11)	7.750%	03/01/30	3,243	3,353,619

Pingree Grove, IL Spl Svc Area No 2 Spl Tax Cambridge Lakes Proj, Ser 05-2	6.000%	03/01/35	7,134	6,397,486

Pingree Grove, IL Spl Svc Area No 7 Spl Tax Cambridge Lakes Proj, Ser 06-1	6.000%	03/01/36	5,432	4,803,518

Pingree Grove Vlg, IL Rev Cambridge Lakes Learning Ctr	6.000%	06/01/36	5,235	4,317,514

Plano, IL Spl Svc Area No 1 Lakewood Springs Proj, Ser A	6.200%	03/01/34	4,170	4,049,696

Plano, IL Spl Svc Area No 6 Spl Tax Lakewood Springs Club Proj	5.800%	03/01/37	5,615	2,824,850

Quad Cities Reg Econ Dev Auth IL Multi-Family Hsg Heritage Woods Moline Slf Proj (AMT)	6.000%	12/01/41	1,340	1,055,759

Regional Tran Auth IL, Ser B (AMBAC Insd)	8.000%	06/01/17	2,095	2,691,530

Round Lake, IL Lakewood Grove Spl Svc Area No 4 Spl Tax (Prerefunded @ 3/01/13)	6.750%	03/01/33	4,930	5,580,760

Round Lake, IL Rev (Prerefunded @ 3/01/13)	6.700%	03/01/33	3,654	4,132,382

Saint Charles, IL Spl Svc Area No 21	6.625%	03/01/28	3,045	2,890,405

Sterling, IL Rev Hoosier Care Proj, Ser A	7.125%	06/01/34	880	809,653

Upper IL Riv Vy Dev Auth Multi-Family Hsg Rev Living Springs McHenry Slf Proj (AMT)	6.100%	12/01/41	4,000	3,256,640

Upper IL River Vly Dev Auth Pleasant View Luther Home	7.000%	11/15/30	1,000	963,610

Upper IL River Vly Dev Auth Pleasant View Luther Home	7.250%	11/15/40	1,200	1,143,816

Upper IL River Vly Dev Auth Pleasant View Luther Home	7.375%	11/15/45	1,500	1,436,760

Volo Vlg, IL Spl Svc Area No 3 Symphony Meadows Proj, Ser 1	6.000%	03/01/36	3,842	3,048,012

Western, IL Econ Dev Auth Hosp Rev Carthage Mem Hosp Proj, Ser B	7.000%	06/01/33	2,295	2,271,935

Western, IL Econ Dev Auth Hosp Rev Carthage Mem Hosp Proj, Ser B	7.050%	06/01/37	4,700	4,504,856

Wheeling, IL Tax Increment Rev N Milwaukee/Lake Cook TIF Proj	6.000%	01/01/25	9,225	8,483,864

Will-Kankakee Regl Dev Auth IL Multi-Family Hsg Rev Sr Estates Supportive Living (AMT)	7.000%	12/01/42	2,500	2,268,425

Yorkville, IL Utd City Business Dist Rev Storm Wtr Impt Proj	6.000%	01/01/26	3,405	2,009,937

Yorkville, IL Utd City Business Dist Rev Storm Wtr Impt Proj	6.000%	01/01/27	385	222,707

Yorkville, IL Utd City Spl Svc Area Spl Tax No 2003-100 Raintree Vlg Proj	6.875%	03/01/33	5,637	5,563,550

Yorkville, IL Utd City Spl Svc Area Spl Tax No 2003-101 Windett Ridge Proj (Acquired 9/03/03, Cost $2,709,000)(a)	6.875%	03/01/33	2,709	2,150,404

Yorkville, IL Utd City Spl Svc Area Spl Tax No 2004-107 Raintree Vlg IL Proj	6.250%	03/01/35	5,595	3,074,229

Yorkville, IL Utd City Spl Svc Area Spl Tax No 2006-113 Cannonball/Beecher	5.750%	03/01/28	4,450	4,033,569

Yorkville, IL Utd City Spl Svc No 2005-108 Autumn Creek Proj	6.000%	03/01/36	3,360	2,576,482

				651,136,165

Indiana–1.5%
Anderson, IN Econ Dev Rev Anderson Univ Proj (Prerefunded @ 10/01/11)	6.375%	10/01/26	1,500	1,571,670

Crown Point, IN Econ Dev Rev Wittenberg Vlg Proj, Ser A	8.000%	11/15/29	3,100	3,144,020

Crown Point, IN Econ Dev Rev Wittenberg Vlg Proj, Ser A	8.000%	11/15/39	9,000	9,039,330

Delaware Cnty, IN Redev Dist Tax Increment Rev	6.875%	02/01/18	805	806,135

Indiana Fin Auth Hosp Rev Kings Daughters Hosp & Hlth	5.500%	08/15/40	4,645	4,217,242

Indiana Fin Auth Hosp Rev Kings Daughters Hosp & Hlth	5.500%	08/15/45	10,500	9,267,195

Indiana Hlth Fac Fin Auth Hosp Rev Cmnty Fndtn Northwest IN, Ser A	6.000%	03/01/34	13,035	13,138,498

Indiana Hlth Fac Fin Auth Hosp Rev Cmnty Fndtn Northwest IN, Ser A	6.250%	03/01/25	1,500	1,553,520

Indiana Hlth Fac Fin Auth Rev Franciscan Cmnty Rfdg, Ser A	6.400%	05/15/24	3,435	2,843,562

Indiana Hlth Fac Fin Auth Rev Hoosier Care Proj, Ser A	7.125%	06/01/34	3,975	3,657,238

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23        Invesco Van Kampen High Yield Municipal Fund

			Par Amount
Description	Coupon	Maturity	(000)	Value

Indiana–(continued)

Indiana St Fin Auth Environmental Rev Impt US Steel Corp Rfdg	6.000%	12/01/26	$5,000	$4,914,300

Indianapolis, IN Arpt Auth Rev Spl Fac Fed Ex Corp Proj Rfdg (AMT)	5.100%	01/15/17	7,000	7,306,040

North Manchester, IN Rev Peabody Retirement Cmnty Proj, Ser A(d)	7.250%	07/01/33	3,000	1,140,600

Portage, IN Spl Impt Dist Rev Marina Shores Proj(d)	6.375%	03/01/35	3,643	1,819,678

Saint Joseph Cnty, IN Redev Dist Tax Increment Rev, Ser B	*	12/30/10	175	174,451

Saint Joseph Cnty, IN Redev Dist Tax Increment Rev, Ser B	*	12/30/11	135	124,606

Saint Joseph Cnty, IN Redev Dist Tax Increment Rev, Ser B	*	12/30/12	130	111,138

Saint Joseph Cnty, IN Redev Dist Tax Increment Rev, Ser B	*	12/30/13	130	102,920

Saint Joseph Cnty, IN Redev Dist Tax Increment Rev, Ser B	*	12/30/14	125	91,654

Saint Joseph Cnty, IN Redev Dist Tax Increment Rev, Ser B	*	12/30/15	125	84,884

Saint Joseph Cnty, IN Redev Dist Tax Increment Rev, Ser B	*	12/30/16	125	78,614

Vigo Cnty, IN Hosp Auth Rev Un Hosp Inc(e)	5.700%	09/01/37	8,000	7,089,280

Vigo Cnty, IN Hosp Auth Rev Un Hosp Inc(e)	5.750%	09/01/42	6,780	5,992,706

Vigo Cnty, IN Hosp Auth Rev Un Hosp Inc(e)	5.800%	09/01/47	4,645	4,082,676

				82,351,957

Iowa–1.1%
Altoona, IA Urban Renewal Tax Increment Rev Annual Appropriation	6.000%	06/01/28	2,000	2,093,300

Altoona, IA Urban Renewal Tax Increment Rev Annual Appropriation	6.000%	06/01/39	5,000	5,087,500

Altoona, IA Urban Renewal Tax Increment Rev Annual Appropriation	6.000%	06/01/43	5,500	5,586,185

Des Moines, IA Multi-Family Hsg Rev Rfdg Lutheran Pk Apts Inc, Ser A (Acquired 4/05/07, Cost $3,625,000)(a)	5.300%	12/01/36	3,625	2,841,529

Des Moines, IA Sr Hsg Rev Lutheran Pk Apts Inc Proj	6.250%	12/01/34	2,245	1,944,754

Evansdale, IA Hlthcare Westn Home Proj	6.000%	11/01/26	335	286,234

Evansdale, IA Hlthcare Westn Home Proj	6.000%	11/01/39	615	499,847

Evansdale, IA Hlthcare Westn Home Proj, Ser A	6.000%	11/01/26	2,990	2,554,746

Evansdale, IA Hlthcare Westn Home Proj, Ser A	6.000%	11/01/39	5,600	4,551,456

Iowa Fin Auth Hlthcare Fac Madrid Home Proj Rev	5.800%	11/15/29	1,930	1,572,004

Iowa Fin Auth Hlthcare Fac Madrid Home Proj Rev	5.900%	11/15/37	2,750	2,197,662

Iowa Fin Auth Hlthcare Fac Rev Westn Home Proj	7.500%	11/01/39	7,600	7,707,616

Iowa Fin Auth Hlthcare Fac Rev Westn Home Proj	7.500%	11/01/39	2,000	2,028,320

Iowa Fin Auth Sr Hsg Rev Rfdg Bethany Life Cmnty Proj A	5.450%	11/01/26	350	319,693

Iowa Fin Auth Sr Hsg Rev Rfdg Bethany Life Cmnty Proj A	5.550%	11/01/41	2,000	1,674,280

Jefferson Cnty, IA Hosp Rev Jefferson Cnty Hosp Proj, Ser C	5.950%	08/01/37	7,800	6,328,218

Orange City, IA Hosp Rev Ref Cap Ln Nts	5.600%	09/01/32	7,415	6,302,602

Polk Cnty, IA Hlthcare Fac Rev Lutheran Pk Hlth Ctr Inc Proj	6.150%	10/01/36	2,500	2,083,600

Polk Cnty, IA Hlthcare Fac Rev Lutheran Pk Hlth Ctr Inc, Ser C	6.000%	04/01/37	3,480	2,610,766

Polk Cnty, IA Hlthcare Fac Rev Lutheran Pk Hlth Ctr Rfdg, Ser A	5.300%	04/01/37	4,955	3,609,866

Pottawattamie Cnty, IA Rev Rfdg Christian Homes Inc, Ser E	5.750%	05/15/31	2,000	1,761,720

Scott Cnty, IA Rev Ridgecrest Vlg Rfdg	5.625%	11/15/18	1,250	1,257,663

				64,899,561

Kansas–0.1%
Lenexa, KS Hlthcare Fac Rev Lakeview Vlg Inc Proj	7.125%	05/15/29	500	507,990

Lenexa, KS Hlthcare Fac Rev Lakeview Vlg Inc Proj	7.250%	05/15/39	1,500	1,515,945

Olathe, KS Sr Living Fac Rev Catholic Care Campus Inc, Ser A	6.000%	11/15/26	1,000	937,560

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24        Invesco Van Kampen High Yield Municipal Fund

			Par Amount
Description	Coupon	Maturity	(000)	Value

Kansas–(continued)

Olathe, KS Sr Living Fac Rev Catholic Care Campus Inc, Ser A	6.000%	11/15/38	$5,500	$4,853,200

Overland Pk, KS Trans Dev Dist Spl Assmt Grass Creek Proj	5.125%	09/01/28	19	14,555

				7,829,250

Kentucky–0.2%
Kentucky Econ Dev Fin Auth Hosp Fac Rev Owensboro Med Hlth Sys, Ser A	6.500%	03/01/45	9,000	9,237,150

Louisiana–1.4%
Calcasieu Parish, LA Mem Hosp Svc Dist Hosp Rev Lake Charles Mem Hosp Proj, Ser A (Connie Lee Insd)	6.500%	12/01/18	4,530	4,615,300

Lakeshore Vlg Master Cmnty Dev Dist LA Spl Assmt	5.250%	07/01/17	14,685	7,820,203

Louisiana Loc Govt Environmental Fac & Cmnty Westlake Chem Corp, Ser A	6.500%	08/01/29	8,000	8,149,040

Louisiana Loc Govt Environmental Fac Cmnty Dev Auth Rev Eunice Student Hsg Fndtn Proj	7.375%	09/01/33	3,035	2,010,839

Louisiana Loc Govt Westlake Chem Corp, Ser A-1(j)	6.500%	11/01/35	9,245	9,446,911

Louisiana Pub Fac Auth Hosp Rev Lake Charles Mem Hosp Rfdg(e)	6.375%	12/01/34	19,500	17,896,515

Louisiana Pub Fac Auth Rev Progressive Hlthcare	6.375%	10/01/20	2,500	2,256,525

Louisiana Pub Fac Auth Rev Progressive Hlthcare	6.375%	10/01/28	2,000	1,596,120

Louisiana St Hlth Ed Auth Lambeth House Proj Rfdg, Ser A	6.200%	01/01/28	3,000	2,880,870

Louisiana St Univ & Agric & Mechanical College Univ Rev Master Agreement (Acquired 11/30/98, Cost $2,239,000)(a)	5.750%	10/30/18	2,239	2,108,237

New Orleans, LA Aviation Brd Rev Rfdg Restructuring Garbs, Ser A-2 (AGL Insd)	6.000%	01/01/23	3,000	3,370,140

Saint John Baptist Parish, LA Rev Marathon Oil Corp, Ser A	5.125%	06/01/37	8,000	7,478,400

Saint Tammany, LA Pub Trust Fin Auth Rev Christwood Proj Rfdg	5.700%	11/15/28	2,000	1,756,840

Tobacco Settlement Fin Corp, Ser 2001-B	5.875%	05/15/39	10,000	9,979,100

				81,365,040

Maryland–1.9%
Anne Arundel Cnty, MD Spl Oblig Natl Business Pk North Proj	6.100%	07/01/40	2,250	2,201,625

Anne Arundel Cnty, MD Spl Tax Farmington Vlg Proj, Ser A	6.250%	06/01/25	1,747	1,738,772

Baltimore, MD Spl Oblig, Ser A	7.000%	09/01/38	10,000	10,099,600

Brunswick, MD Spl Oblg Brunswick Crossing Spl Taxing	5.500%	07/01/36	18,300	13,536,510

Frederick Cnty, MD Spl Oblig Sub Urbana Cmnty Dev Auth, Ser B	5.500%	07/01/40	7,520	7,131,141

Maryland St Econ Dev Corp Air Cargo BW II LLC Rfdg (AMT)	6.500%	07/01/24	6,210	5,446,170

Maryland St Econ Dev Corp Air Cargo BW II LLC Rfdg (AMT)	7.340%	07/01/24	1,310	1,239,024

Maryland St Econ Dev Corp MD Golf Course Sys (Prerefunded @ 6/01/11)	8.250%	06/01/28	3,795	3,941,601

Maryland St Econ Dev Corp Rfdg Cnx Marine Term Inc	5.750%	09/01/25	12,250	12,093,077

Maryland St Econ Dev Corp Sr Lien Proj Chesapeake Bay, Ser B	5.250%	12/01/31	1,500	1,038,630

Maryland St Hlth & Higher Ed Collington Episcopal (Prerefunded @ 4/01/11)	6.750%	04/01/23	2,000	2,062,600

Maryland St Hlth & Higher Ed Fac Auth Rev	5.300%	01/01/37	3,050	2,172,302

Maryland St Hlth & Higher Ed Fac Auth Rev King Farm Presbyterian Cmnty, Ser A	5.250%	01/01/27	4,475	3,675,228

Maryland St Hlth & Higher Ed Fac Auth Rev Mercy Med Ctr, Ser A	5.500%	07/01/42	4,530	4,308,800

Maryland St Hlth & Higher Ed Fac Auth Rev Washington Christian Academy(d)	5.500%	07/01/38	1,500	642,990

Maryland St Hlth & Higher Ed Fac Auth Rev Washington Cnty Hosp	6.000%	01/01/43	17,605	17,745,136

Montgomery Cnty, MD Econ Dev Rev Editorial Proj in Ed, Ser A (Acquired 9/28/98, Cost $6,370,000)(a)	6.400%	09/01/28	6,370	5,449,025

Montgomery Cnty, MD Spl Oblig West Germantown Dev Dist, Ser B	6.700%	07/01/27	1,280	1,278,630

Prince Georges Cnty, MD Spl Oblig Woodview Vlg Phase II Subdist (Prerefunded @ 07/01/12)	7.000%	07/01/32	4,000	4,422,200

Salisbury, MD Spl Oblig Vlg At Aydelotte Farm Proj	5.250%	01/01/37	4,000	2,412,560

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25        Invesco Van Kampen High Yield Municipal Fund

			Par Amount
Description	Coupon	Maturity	(000)	Value

Maryland–(continued)

Westminster, MD Econ Dev Carroll Lutheran Vlg, Ser A	6.000%	05/01/24	$2,000	$1,814,700

Westminster, MD Econ Dev Carroll Lutheran Vlg, Ser A	6.250%	05/01/34	2,500	2,206,025

				106,656,346

Massachusetts–4.0%
Boston, MA Indl Dev Fin Auth First Mtg Springhouse Inc Rfdg	5.875%	07/01/18	1,740	1,698,588

Boston, MA Indl Dev Fin Auth First Mtg Springhouse Inc Rfdg	6.000%	07/01/28	4,750	4,109,747

Massachusetts Dev Fin Agy Sr Living Fac Rev Groves Lincoln, Ser A	7.750%	06/01/39	1,000	1,040,640

Massachusetts Dev Fin Agy Sr Living Fac Rev Groves Lincoln, Ser A	7.875%	06/01/44	2,000	2,083,200

Massachusetts Dev Fin Agy Sr Living Fac Rev, Ser B1	7.250%	06/01/16	14,100	14,169,372

Massachusetts St Dev Fin Agy Criterion Child Enrichment	6.750%	01/01/34	5,815	5,575,596

Massachusetts St Dev Fin Agy Dimock Cmnty Hlth Ctr	6.250%	12/01/13	490	476,667

Massachusetts St Dev Fin Agy Dimock Cmnty Hlth Ctr	6.750%	12/01/33	7,565	6,472,387

Massachusetts St Dev Fin Agy First Mtg Loomis Cmnty Proj, Ser A	6.900%	03/01/32	2,000	2,032,200

Massachusetts St Dev Fin Agy First Mtg Overlook Cmnty, Ser A	6.125%	07/01/24	850	740,426

Massachusetts St Dev Fin Agy MCHSP Human Svc Providers, Ser A	6.750%	07/01/18	595	590,091

Massachusetts St Dev Fin Agy Regis College	5.500%	10/01/28	5,865	5,177,094

Massachusetts St Dev Fin Agy Rev Boston Architectural Ctr (ACA Insd)	6.100%	09/01/18	600	595,920

Massachusetts St Dev Fin Agy Rev Boston Architectural Ctr (ACA Insd)	6.250%	09/01/28	1,445	1,289,894

Massachusetts St Dev Fin Agy Rev Developmental Disabilities Inc (Prerefunded @ 06/01/13)	6.750%	06/01/20	1,490	1,662,646

Massachusetts St Dev Fin Agy Rev Evergreen Ctr Inc	5.000%	01/01/24	250	221,922

Massachusetts St Dev Fin Agy Rev Evergreen Ctr Inc	5.500%	01/01/35	500	441,735

Massachusetts St Dev Fin Agy Rev First Mtg Overlook Cmnty, Ser A	6.250%	07/01/34	4,620	3,915,820

Massachusetts St Dev Fin Agy Rev Hampshire College	5.700%	10/01/34	1,500	1,443,195

Massachusetts St Dev Fin Agy Rev Hillcrest Ed Ctr Inc	6.375%	07/01/29	6,070	5,409,038

Massachusetts St Dev Fin Agy Rev Hlthcare Fac Alliance, Ser A	7.100%	07/01/32	7,225	6,498,165

Massachusetts St Dev Fin Agy Rev Linden Ponds Inc Fac, Ser A	5.750%	11/15/42	1,375	931,741

Massachusetts St Dev Fin Agy Rev New England Ctr for Children	6.000%	11/01/19	7,095	6,598,492

Massachusetts St Dev Fin Agy Rev Rfdg First Mtg Reeds Accd Invt(d)	5.750%	10/01/31	10,351	104

Massachusetts St Dev Fin Agy Rev Sabis Intl Charter, Ser A	8.000%	04/15/39	3,850	4,234,384

Massachusetts St Dev Fin Agy Rev Whitney Academy Issue	7.500%	09/01/30	2,755	2,608,462

Massachusetts St Hlth & Ed Baystate Fac Auth Rev Med Ctr, Ser F	5.500%	07/01/22	720	731,311

Massachusetts St Hlth & Ed Caritas Christi Oblig Grp, Ser A	5.750%	07/01/28	2,500	2,511,575

Massachusetts St Hlth & Ed Caritas Christi Oblig Grp, Ser B (Prerefunded @ 7/01/12)	6.250%	07/01/22	9,845	10,795,239

Massachusetts St Hlth & Ed Fac Auth Rev Caritas Christi Oblig Grp, Ser B (Prerefunded @ 07/01/12)	6.750%	07/01/16	5,000	5,521,900

Massachusetts St Hlth & Ed Fac Auth Rev Christopher House Rfdg, Ser A	6.875%	01/01/29	9,210	8,855,231

Massachusetts St Hlth & Ed Fac Auth Rev Civic Invt, Ser B (Prerefunded @ 12/15/12)	9.150%	12/15/23	2,900	3,405,847

Massachusetts St Hlth & Ed Fac Auth Rev Harvard Univ, Ser A(c)	5.500%	11/15/36	23,660	25,897,763

Massachusetts St Hlth & Ed Fac Auth Rev Jordan Hosp, Ser D	5.250%	10/01/23	3,610	3,163,660

Massachusetts St Hlth & Ed Fac Auth Rev Jordan Hosp, Ser D	5.375%	10/01/28	1,465	1,255,051

Massachusetts St Hlth & Ed Fac Auth Rev Jordan Hosp, Ser E	6.750%	10/01/33	4,750	4,586,172

Massachusetts St Hlth & Ed Fac Auth Rev Lasell College, Ser A	5.625%	07/01/29	7,490	6,669,995

Massachusetts St Hlth & Ed Fac Auth Rev MA Inst Tech, Ser K(c)	5.500%	07/01/32	19,005	22,745,565

Massachusetts St Hlth & Ed Fac Auth Rev Quincy Med Ctr, Ser A	5.850%	01/15/18	5,565	5,232,436

Massachusetts St Hlth & Ed Saint Mem Med Ctr, Ser A	6.000%	10/01/23	3,660	3,228,523

Massachusetts St Indl Fin Agy Rev First Mtg GF/Pilgrim Inc Proj	6.500%	10/01/15	685	673,814

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26        Invesco Van Kampen High Yield Municipal Fund

			Par Amount
Description	Coupon	Maturity	(000)	Value

Massachusetts–(continued)

Massachusetts St Indl Fin Agy Rev First Mtg GF/Pilgrim Inc Proj	6.750%	10/01/28	$4,000	$3,427,560

Massachusetts St Indl Fin Agy Rev First Mtg Stone Inst & Newton	7.700%	01/01/14	825	825,116

Massachusetts St Rfdg, Ser A (AMBAC Insd)(c)	5.500%	08/01/30	32,040	37,364,407

				226,908,691

Michigan–1.9%
Advanced Technology Academy Pub Sch Academy MI Rev	6.000%	11/01/28	1,970	1,804,224

Advanced Technology Academy Pub Sch Academy MI Rev	6.000%	11/01/37	1,930	1,693,208

Chelsea, MI Econ Dev Corp Rev Utd Methodist Retirement Rfdg	5.400%	11/15/18	1,000	1,000,090

Chelsea, MI Econ Dev Corp Rev Utd Methodist Retirement Rfdg	5.400%	11/15/27	6,215	5,734,394

Conner Creek Academy East Mich Pub Sch Academy Rev Rfdg	5.000%	11/01/26	2,440	1,975,863

Conner Creek Academy East Mich Pub Sch Academy Rev Rfdg	5.250%	11/01/31	2,250	1,777,207

Dearborn, MI Econ Dev Corp Rev Rfdg Ltd Oblig Henry Ford Vlg	7.000%	11/15/28	5,500	5,379,055

Dearborn, MI Econ Dev Corp Rev Rfdg Ltd Oblig Henry Ford Vlg	7.125%	11/15/43	7,700	7,330,631

East Lansing, MI Econ Dev Corp Ltd Oblig Rev First Mtg Burcham Hills, Ser B-1	5.250%	07/01/37	1,975	1,495,233

Grand Blanc Academy, MI Ctf Pt	7.750%	02/01/30	1,590	1,415,641

Iron River, MI Hosp Fin Auth Hosp Rev Iron Cnty Cmnty Hosps Rfdg	6.500%	05/15/33	3,000	2,700,330

Iron River, MI Hosp Fin Auth Hosp Rev Iron Cnty Cmnty Hosps Rfdg	6.500%	05/15/40	3,380	2,952,058

John Tollfree Hlth Sys Corp Rfdg	6.000%	09/15/23	2,845	2,376,116

Kalamazoo, MI Econ Dev Corp Rev Oblig Heritage Cmnty Rfdg	5.375%	05/15/27	1,980	1,661,933

Kalamazoo, MI Econ Dev Corp Rev Oblig Heritage Cmnty Rfdg	5.500%	05/15/36	2,350	1,870,647

Kalamazoo, MI Econ Dev Corp Rev Rfdg Ltd Oblig Heritage Cmnty	5.125%	05/15/37	1,250	919,013

Michigan St Strategic Fd Ltd Detroit Edison Poll Ctl Rfdg, Ser B (AMT)	5.650%	09/01/29	3,000	3,000,030

Michigan St Strategic Fd Ltd Oblig Rev Adj Dow Chemical Rfdg, Ser B-2	6.250%	06/01/14	15,750	17,291,453

Michigan St Strategic Fd Ltd Oblig Rev Detroit Edison Co Proj Rfdg, Ser A (Syncora Gtd) (AMT)	5.500%	06/01/30	7,200	6,840,936

Michigan St Strategic Fd Ltd Oblig Rev Detroit Edison Co Proj Rfdg, Ser C (Syncora Gtd) (AMT)	5.450%	12/15/32	2,325	2,171,062

Michigan St Strategic Fd Solid Genesee Pwr Stad Proj Rfdg (AMT)	7.500%	01/01/21	3,205	3,017,636

Michigan St Univ Rev Rfdg Gen, Ser C(c)	5.125%	02/15/44	15,000	15,544,800

Pontiac, MI Hosp Fin Auth Hosp Rev NOMC Oblig Group(d)	6.000%	08/01/23	4,500	45

Star Intl Academy MI Ctf Partn	8.000%	03/01/33	3,000	3,131,550

Wenonah Pk Ppty Inc Bay City Hotel Rev Bd(d)(g)	7.500/3.750%	04/01/33	11,620	4,027,608

Wenonah Pk Ppty Inc Bay City Hotel Rev Bd(d)(g)	7.875/3.938%	04/01/22	3,485	1,211,107

Western MI Univ Rev Gen (AGM Insd)(c)	5.000%	11/15/28	7,500	7,666,050

				105,987,920

Minnesota–3.7%
Albertville, MN Multi-Family Rev Hsg Grp For Affordable Hsg Rfdg	5.550%	09/01/42	3,445	2,946,164

Annandale, MN Econ Dev Auth Sr Hsg & Hlthcare Rev Annandale Care Ctr Proj, Ser A	5.900%	11/01/37	2,000	1,819,100

Apple Valley Minn Hsg & Health Ecumen–Seasons At Apple Vy	6.750%	03/01/40	2,500	2,514,150

Brooklyn Park, MN Lease Rev Prairie Seeds Academy Proj, Ser A	9.250%	03/01/39	7,250	8,157,627

Buffalo, MN Hlthcare Rev Cent MN Sr Hsg Proj Rfdg, Ser A	5.375%	09/01/26	1,655	1,471,758

Buffalo, MN Hlthcare Rev Cent MN Sr Hsg Proj Rfdg, Ser A	5.500%	09/01/33	2,000	1,723,620

Cambridge, MN Hsg & Hlthcare Fac Rev Grandview West Proj, Ser A	6.000%	10/01/28	2,460	2,286,890

Cambridge, MN Hsg & Hlthcare Fac Rev Grandview West Proj, Ser B	6.000%	10/01/33	3,000	2,733,060

Carlton, MN Hlth & Hsg Inter Faith Care Ctr Proj Rfdg	5.700%	04/01/36	5,400	4,761,936

Columbia Heights, MN Multi-Family & Hlthcare Fac Rev Crest View Corp Proj Rfdg, Ser A	5.700%	07/01/42	5,000	3,726,750

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27        Invesco Van Kampen High Yield Municipal Fund

			Par Amount
Description	Coupon	Maturity	(000)	Value

Minnesota–(continued)

Coon Rapids, MN Sr Hsg Rev Epiphany Sr Ctzn Proj Rfdg	6.000%	11/01/28	$3,000	$2,833,290

Cuyuna, MN Sr Hsg Rev Crosby Sr Svcs Proj, Ser B	6.100%	10/01/47	5,500	4,942,850

Dakota Cnty, MN Cmnty Dev Agy Multi-Family Hsg Rev Highview Hills Sr Hsg Proj, Ser A	7.000%	08/01/45	16,000	15,894,560

Detroit Lakes, MN Hsg & Hlth CDL Homes Proj, Ser B	6.000%	08/01/24	840	818,546

Detroit Lakes, MN Hsg & Hlth CDL Homes Proj, Ser B	6.125%	08/01/34	1,435	1,326,715

Duluth, MN Econ Dev Auth Hlthcare Fac Rev Saint Luke’s Hosp	6.000%	06/15/12	300	304,836

Duluth, MN Econ Dev Auth Hlthcare Fac Rev Saint Luke’s Hosp	7.250%	06/15/22	2,500	2,560,175

Duluth, MN Econ Dev Auth Hlthcare Fac Rev Saint Luke’s Hosp	7.250%	06/15/32	7,130	7,232,387

Glencoe, MN Hlthcare Fac Rev (Prerefunded @ 4/01/11)	7.500%	04/01/31	4,500	4,652,190

Inver Grove Heights, MN Presbyterian Homes Care Rfdg	5.375%	10/01/26	1,900	1,768,501

Lake Crystal, MN Hsg Rev Ecumen Second Centy Rfdg	5.700%	09/01/36	3,000	2,728,620

Minneapolis & Saint Paul, MN Hsg & Redev Auth Hlthcare Hlth Partn Oblig Grp Proj	5.875%	12/01/29	800	807,976

Minneapolis, MN Hsg & Hlthcare Fac Rev Providence Proj Rfdg, Ser A	5.625%	10/01/27	5,475	5,163,089

Minneapolis, MN Hsg & Hlthcare Fac Rev Providence Proj Rfdg, Ser A	5.750%	10/01/37	7,345	6,727,065

Minneapolis, MN Student Hsg Rev Riverton Cmnty Hsg Proj, Ser A	5.600%	08/01/26	1,400	1,296,596

Minneapolis, MN Student Hsg Rev Riverton Cmnty Hsg Proj, Ser A	5.700%	08/01/40	3,100	2,674,153

Minneapolis, MN Tax Increment Rev Ivy Tower Proj	5.700%	02/01/29	1,000	677,800

Minnesota Agric & Econ Dev Evangelical	6.625%	08/01/25	1,060	1,082,271

Moorhead, MN Sr Hsg Rev Sheyenne Crossing Proj	5.650%	04/01/41	7,270	6,231,044

New Ulm, MN Econ Dev Auth Hsg Fac Rev HADC Ridgeway Proj Rfdg, Ser A (GTY AGMT)	6.000%	06/01/41	2,300	2,148,223

North Oaks, MN Sr Hsg Rev Presbyterian Homes North Oaks	6.500%	10/01/47	8,500	8,545,475

Northwest, MN Multi-Cnty Hsg & Redev Auth Govt Hsg Rev Pooled Hsg Prog Rfdg	5.250%	07/01/26	850	739,279

Northwest, MN Multi-Cnty Hsg & Redev Auth Govt Hsg Rev Pooled Hsg Prog Rfdg	5.450%	07/01/41	2,340	1,884,870

Northwest, MN Multi-Cnty Pooled Hsg Prog Rfdg, Ser A	6.250%	07/01/40	5,000	4,545,400

Oak Park Heights, MN Hsg Rev Hsg Oakgreen Commons Proj	7.000%	08/01/45	2,000	1,936,600

Oakdale, MN Rev Sr Hsg Oak Meadows Proj Rfdg	6.250%	04/01/34	3,500	3,274,040

Orono, MN Hsg Rev Rfdg Sr Orono Woods Apt, Ser A	5.400%	11/01/41	4,700	3,605,041

Oronoco, MN Multi-Family Hsg Rev Wedum Shorewood Campus Proj Rfdg	5.400%	06/01/41	7,500	6,386,700

Pine City, MN Lease Rev Lakes Intl Language Academy, Ser A	6.250%	05/01/35	1,100	1,000,450

Ramsey, MN Lease Rev Pact Charter Sch Proj, Ser A	6.750%	12/01/33	2,850	2,783,424

Saint Paul, MN Hsg & Redev Auth Cmnty Peace Academy Proj, Ser A	5.000%	12/01/36	4,825	3,881,568

Saint Paul, MN Hsg & Redev Auth Higher Ground Academy Rfdg, Ser A	6.625%	12/01/23	890	896,791

Saint Paul, MN Hsg & Redev Auth Higher Ground Academy Rfdg, Ser A	6.875%	12/01/33	2,720	2,695,819

Saint Paul, MN Hsg & Redev Auth Hlthcare Fac Rev Hlth Partners Oblig Grp Proj	5.250%	05/15/36	7,000	6,455,960

Saint Paul, MN Hsg & Redev Auth Hosp Rev Hlth East Proj	6.000%	11/15/30	5,360	5,026,179

Saint Paul, MN Hsg & Redev Auth Lease Rev Hmong Academy Proj, Ser A	5.750%	09/01/26	400	361,160

Saint Paul, MN Hsg & Redev Auth Lease Rev Hmong Academy Proj, Ser A	6.000%	09/01/36	2,000	1,766,920

Saint Paul, MN Hsg & Redev Auth Lease Rev Hope Cmnty Academy Proj	6.250%	12/01/33	2,185	1,909,253

Saint Paul, MN Hsg & Redev Auth Lease Rev Hope Cmnty Academy Proj, Ser A	6.750%	12/01/33	2,415	2,238,995

Saint Paul, MN Hsg & Redev Auth Lease Rev New Spirit Schs Proj, Ser A	7.500%	12/01/31	3,500	3,546,830

Saint Paul, MN Hsg & Redev Auth Lease Rev Achieve Language Academy Rfdg, Ser A	7.000%	12/01/32	1,600	1,600,416

Saint Paul, MN Hsg & Redev Auth Lease Rev Higher Ground Academy Proj	8.500%	12/01/38	1,900	2,019,472

Saint Paul, MN Hsg & Redev Auth Model Cities Hlth Ctr, Ser A	7.250%	11/01/26	4,035	4,045,128

Saint Paul, MN Hsg & Redev Auth Multi-Family Hsg Rev Marian Ctr Proj Rfdg, Ser A	5.375%	05/01/43	7,590	6,235,868

Saint Paul, MN Hsg & Redev Auth Rfdg Marian Ctr Proj A	5.300%	11/01/30	1,000	861,360

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28        Invesco Van Kampen High Yield Municipal Fund

			Par Amount
Description	Coupon	Maturity	(000)	Value

Minnesota–(continued)

Saint Paul, MN Hsg & Redev Auth Rossy & Richard Shaller, Ser A	5.250%	10/01/42	$2,000	$1,598,160

Saint Paul, MN Port Auth Lease Rev Hltheast Midway Campus 03, Ser A	5.750%	05/01/25	1,700	1,633,921

Saint Paul, MN Port Auth Lease Rev Hltheast Midway Campus 03, Ser A	5.875%	05/01/30	1,250	1,176,238

Saint Paul, MN Port Auth Lease Rev Hltheast Midway Campus 03, Ser B	6.000%	05/01/30	1,700	1,623,092

Sauk Rapids, MN Hlthcare & Hsg Fac Rev Good Shepherd Lutheran Home	7.500%	01/01/39	7,000	7,207,130

Vadnais Heights, MN Lease Rev Agric & Food Sciences, Ser A	6.375%	12/01/24	1,000	791,340

Vadnais Heights, MN Lease Rev Agric & Food Sciences, Ser A	6.600%	12/01/34	5,000	3,756,200

Vadnais Heights, MN Multi-Family Rev Hsg Cottages Vadnais Heights Rfdg (AMT)	7.000%	12/01/31	4,430	4,410,685

Victoria, MN Private Sch Fac Holy Family Catholic High Sch, Ser A	5.850%	09/01/24	1,650	1,610,285

Victoria, MN Private Sch Fac Holy Family Catholic High Sch, Ser A	5.875%	09/01/29	4,500	4,238,955

				210,300,946

Mississippi–0.3%
Mississippi Business Fin Corp Air Cargo Rev Bd, Ser 2004 (AMT)	7.250%	07/01/34	1,595	1,322,223

Mississippi Home Corp Rev Cleveland Pers Care, Ser 6A (AMT)	6.250%	12/01/35	4,600	3,739,478

Mississippi Home Corp Rev Grove Apts Proj, Ser 1 (AMT)(d)(g)	6.250/3.125%	04/01/37	5,745	2,864,859

Mississippi Home Corp Rev Kirkwood Apts Proj (AMT)(d)(g)	6.800/3.400%	11/01/37	7,000	3,840,410

Mississippi Hosp Equip & Fac & Impt Hosp South Cent Rfdg	5.250%	12/01/31	1,965	1,783,808

Mississippi Hosp Equip & Fac Auth Rev Impt Hosp S W MS Med Rfdg	5.750%	04/01/23	1,000	955,690

Mississippi Hosp Equip & Fac Auth Rev Impt Hosp S W MS Med Rfdg	5.750%	04/01/29	2,000	1,810,680

				16,317,148

Missouri–2.9%
370 Missouri Bottom Rd Taussig Rd Trans Dev Dist	7.000%	05/01/22	1,000	985,290

370 Missouri Bottom Rd Taussig Rd Trans Dev Dist	7.200%	05/01/33	4,750	4,482,385

Arnold, MO Real Ppty Tax Arnold Triangle Redev Proj, Ser A	7.750%	05/01/28	940	980,194

Arnold, MO Sales Tax Increment Rev Arnold Triangle Redev Proj, Ser B	6.500%	05/01/20	3,945	4,032,776

Ballwin, MO Tax Increment Rev Impt Ballwin Town Ctr Rfdg, Ser A	6.500%	10/01/22	3,600	3,417,516

Branson Hills Infrastructure Fac Cmnty Impt Dist MO Spl, Ser A	5.500%	04/01/22	1,455	1,173,938

Branson Hills Infrastructure Fac Cmnty Impt Dist MO Spl, Ser A	5.500%	04/01/27	1,500	1,105,230

Branson, MO Regl Arpt Trans Dev Dist Arpt Rev, Ser B (AMT)	6.000%	07/01/37	28,600	15,305,862

Bridgeton, MO Indl Dev Auth Sr Hsg Rev Sarah Cmnty Proj	5.900%	05/01/28	3,000	2,576,280

Cape Girardeau Cnty, MO Indl Southeast MO Hosp Assoc	5.750%	06/01/32	245	241,141

Cape Girardeau Cnty, MO Indl Southeast MO Hosp Assoc (Prerefunded @ 6/01/12)	5.750%	06/01/32	30	32,213

Carthage, MO Hosp Rev	5.875%	04/01/30	3,000	2,543,970

Carthage, MO Hosp Rev	6.000%	04/01/38	14,255	11,423,529

Cole Cnty, MO Indl Dev Auth Sr Living Fac Rev Lutheran Sr Svc Heisinger Proj	5.500%	02/01/35	130	124,465

Dardenne Town Square, MO Trans Dev Dist Sales Tax, Ser A	5.000%	05/01/36	3,190	1,639,437

Ellisville, MO Indl Dev Auth Indl Dev Rev Gambrill Gardens Phase I Proj, Ser A	6.750%	04/01/33	2,390	2,183,600

Ellisville, MO Indl Dev Auth Rev Gambrill Gardens Proj Impt & Rfdg	6.200%	06/01/29	2,755	2,442,115

Fenton, MO Tax Increment Rev & Impt Gravois Bluffs Proj Rfdg (Prerefunded @ 10/01/11)	7.000%	10/01/21	1,925	2,044,619

Fenton, MO Tax Increment Rev & Impt Gravois Bluffs Proj Rfdg (Prerefunded @ 10/01/12)	6.125%	10/01/21	4,550	4,970,920

Ferguson, MO Tax Increment Rev Crossings at Halls Ferry Proj	5.000%	04/01/17	1,770	1,676,792

Good Shepard Nursing Home Dist MO Nursing Home Fac Rev Rfdg	5.900%	08/15/23	3,275	2,973,602

Joplin, MO Indl Dev Auth Indl Rev Christian Homes Inc Rfdg, Ser F	5.750%	05/15/26	1,260	1,158,293

Kansas City, MO Indl Dev Auth First Mtg Bishop Spencer, Ser A	6.250%	01/01/24	2,000	1,946,800

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29        Invesco Van Kampen High Yield Municipal Fund

			Par Amount
Description	Coupon	Maturity	(000)	Value

Missouri–(continued)

Kansas City, MO Indl Dev Auth First Mtg Bishop Spencer, Ser A	6.500%	01/01/35	$5,500	$5,230,610

Kansas City, MO Indl Dev Auth Multi-Family Hsg Rev Brentwood Manor Apt Proj, Ser A (AMT)	6.950%	04/15/15	294	298,604

Kansas City, MO Indl Dev Auth Multi-Family Hsg Rev Brentwood Manor Apt Proj, Ser B (AMT)	7.250%	10/15/38	2,360	2,007,912

Kansas City, MO Indl Dev Auth Multi-Family Hsg Rev Walnut Grove Apt Proj, Ser B (AMT)	7.550%	06/15/12	125	127,744

Kansas City, MO Indl Dev Auth Multi-Family Hsg Rev Walnut Grove Apt Proj, Ser B (AMT)	7.550%	06/15/22	990	996,415

Kansas City, MO Indl Dev Auth Multi-Family Hsg Rev Walnut Grove Apt Proj, Ser B (AMT)	7.550%	06/15/35	3,430	3,401,462

Kansas City, MO Indl Dev Plaza Lib Proj	5.900%	03/01/24	5,000	4,697,600

Kansas City, MO Multi-Family Hsg Rev Northwoods Apts Proj, Ser A (AMT)	6.450%	05/01/40	2,465	2,035,671

Kirkwood, MO Indl Dev Auth Retirement Cmnty Rev Aberdeen Heights, Ser A	8.000%	05/15/29	5,000	5,208,150

Kirkwood, MO Indl Dev Auth Retirement Cmnty Rev Aberdeen Heights, Ser A	8.250%	05/15/39	2,500	2,620,100

Kirkwood, MO Indl Dev Auth Retirement Cmnty Rev Aberdeen Heights, Ser A	8.250%	05/15/45	23,000	24,057,310

Missouri St Dev Fin Brd Fac Branson Landing Proj, Ser A	5.500%	12/01/24	1,000	1,032,400

Missouri St Dev Fin Brd Fac Branson Landing Proj, Ser A	5.625%	12/01/28	1,500	1,534,125

Missouri St Dev Fin Brd Infrastructure Fac Rev Branson Landing Proj, Ser A	5.000%	06/01/35	3,760	3,489,543

Nevada, MO Hosp Rev Nevada Regl Med Ctr (Prerefunded @ 10/01/11)	6.750%	10/01/22	2,220	2,357,018

Nevada, MO Hosp Rev Nevada Regl Med Ctr (Prerefunded @ 10/01/11)	6.750%	10/01/31	5,000	5,304,250

Osage Beach, MO Tax Increment Prewitts Point Proj	6.750%	05/01/23	2,580	2,497,827

Saint Joseph, MO Indl Dev Auth Hlthcare Rev Living Cmnty Saint Joseph Proj	7.000%	08/15/32	7,750	7,089,778

Saint Louis Cnty, MO Indl Dev Auth Hlth Fac Rev Ranken Jordan Proj, Ser A (Prerefunded @ 11/15/13)	6.625%	11/15/35	4,600	5,350,168

Saint Louis Cnty, MO Indl Dev Auth Sr Living Fac Rev Saint Andrews Res for Srs, Ser A	6.375%	12/01/30	3,270	2,846,404

Saint Louis Cnty, MO Indl Dev Auth Sr Living Fac Rev Saint Andrews Res for Srs, Ser A	6.375%	12/01/41	6,030	5,127,369

Valley Pk, MO Indl Dev Auth Sr Hsg Rev Cape Albeon Proj	6.150%	12/01/33	5,600	5,276,208

				162,047,635

Montana–0.0%
Montana Fac Fin Auth Rev Sr Living Saint Johns Lutheran, Ser A	6.000%	05/15/25	1,000	883,400

Montana Fac Fin Auth Rev Sr Living Saint Johns Lutheran, Ser A	6.125%	05/15/36	2,000	1,652,880

				2,536,280

Nebraska–0.2%
Gage Cnty, NB Hosp Auth No 1 Hlthcare Fac Rev Beatrice Cmnty Hosp & Hlth, Ser B	6.500%	06/01/30	5,000	4,945,600

Gage Cnty, NB Hosp Auth No 1 Hlthcare Fac Rev Beatrice Cmnty Hosp & Hlth, Ser B	6.750%	06/01/35	5,000	4,952,700

				9,898,300

Nevada–1.3%
Boulder City, NV Hosp Rev Boulder City Hosp Inc Proj Rfdg	5.850%	01/01/22	3,000	2,706,570

Clark Cnty, NV Assisted Living Homestead Boulder City Proj	6.500%	12/01/27	4,950	4,952,178

Clark Cnty, NV Impt Dist Spl Impt Dist No-142 Loc Impt	6.100%	08/01/18	1,865	1,850,192

Clark Cnty, NV Impt Dist Spl Impt Dist No-142 Loc Impt	6.375%	08/01/23	2,575	2,422,431

Clark Cnty, NV Sch Dist Ltd Tax Bldg, Ser A(c)	5.000%	06/15/24	24,630	25,973,320

Director St NV Dept Business & Ind Las Vegas Monorail Proj Second Tier(d)	7.375%	01/01/40	8,000	16,000

Henderson, NV Loc Impt Dist No T 13, Ser A	6.800%	03/01/22	915	857,520

Henderson, NV Loc Impt Dist No T 13, Ser B	6.900%	03/01/22	3,095	2,923,661

Henderson, NV Loc Impt Dist No T 18	5.300%	09/01/35	7,195	3,502,094

Las Vegas, NV Loc Impt Bds Spl Impt Dist No 607	6.000%	06/01/19	960	896,928

Las Vegas, NV Loc Impt Bds Spl Impt Dist No 607	6.250%	06/01/24	1,345	1,178,933

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30        Invesco Van Kampen High Yield Municipal Fund

			Par Amount
Description	Coupon	Maturity	(000)	Value

Nevada–(continued)

Las Vegas, NV Redev Agy Tax Increment Rev, Ser A	8.000%	06/15/30	$10,800	$12,273,228

Las Vegas, NV Spl Impt Dist No Elkhorn Springs	8.000%	09/15/13	245	249,148

Mesquite, NV Spl Impt Dist No 07-01 Loc Impt Anthem at Mesquite	6.150%	08/01/37	2,650	2,055,499

Reno, NV Redev Agy Tax Alloc Sub Lien, Ser C	5.400%	06/01/27	5,425	4,020,901

Reno, NV Spl Assmt Dist No 4 Somersett Pkwy	6.625%	12/01/22	4,085	3,762,939

Sparks, NV Loc Impt Dist Ltd Oblig Dist No 3	6.500%	09/01/20	935	915,112

Sparks, NV Loc Impt Dist Ltd Oblig Dist No 3	6.750%	09/01/27	2,000	1,856,160

				72,412,814

New Hampshire–0.5%
New Hampshire Higher Ed & Hlth Fac Auth Rev New England College	6.125%	03/01/19	3,700	3,644,389

New Hampshire Hlth & Ed Fac Auth Rev Hlthcare Sys Covenant Hlth	5.500%	07/01/34	1,735	1,730,368

New Hampshire Hlth & Ed Fac Auth Rev Huntington at Nashua, Ser A	6.875%	05/01/23	1,570	1,583,219

New Hampshire Hlth & Ed Fac Auth Rev Huntington at Nashua, Ser A	6.875%	05/01/33	6,290	6,187,221

New Hampshire Hlth & Ed Fac Speare Mem Hosp	5.500%	07/01/25	1,055	1,003,157

New Hampshire Hlth & Ed Fac Speare Mem Hosp	5.875%	07/01/34	2,650	2,493,889

New Hampshire St Business Fin Auth Elec Fac Rev Plymouth Cogeneration (AMT) (Acquired 6/29/93, Cost $1,531,509)(a)	7.750%	06/01/14	1,565	1,548,348

New Hampshire St Business Fin Auth Pollutn Ctl Rev Utd Illum Co Proj (AMT)(b)	7.125%	07/01/27	3,000	3,112,710

New Hampshire St Business Fin Auth Rev First Mtg Huggins Hosp	6.875%	10/01/39	4,000	4,021,800

New Hampshire St Hsg Fin Auth Single Family Rev, Ser D (AMT)	5.900%	07/01/28	140	140,087

				25,465,188

New Jersey–2.8%
Camden Cnty, NJ Impt Auth Rev Hlthcare Redev Cooper Hlth, Ser A	5.750%	02/15/34	2,000	1,942,460

New Jersey Econ Dev Auth Cedar Crest Vlg Inc Fac, Ser A (Prerefunded @ 11/15/11)	7.250%	11/15/21	6,000	6,457,020

New Jersey Econ Dev Auth Econ Dev Rev Utd Methodist Homes, Ser A	6.125%	07/01/23	3,450	3,394,903

New Jersey Econ Dev Auth Econ Dev Rev Utd Methodist Homes, Ser A	6.250%	07/01/33	5,800	5,405,658

New Jersey Econ Dev Auth First Mtg Franciscan Oaks Proj	5.700%	10/01/17	2,000	1,970,960

New Jersey Econ Dev Auth First Mtg Franciscan Oaks Proj	5.750%	10/01/23	2,355	2,149,950

New Jersey Econ Dev Auth First Mtg Presbyterian, Ser A	6.375%	11/01/31	1,500	1,374,240

New Jersey Econ Dev Auth First Mtg Seashore Gardens Proj	5.300%	11/01/26	750	653,438

New Jersey Econ Dev Auth First Mtg Seashore Gardens Proj	5.375%	11/01/36	900	721,152

New Jersey Econ Dev Auth Rev Cranes Mill Proj First Mtg, Ser A	5.875%	07/01/28	1,500	1,422,030

New Jersey Econ Dev Auth Rev Cranes Mill Proj First Mtg, Ser A	6.000%	07/01/38	1,500	1,395,225

New Jersey Econ Dev Auth Rev First Mtg Lions Gate Proj A	5.750%	01/01/25	710	667,535

New Jersey Econ Dev Auth Rev First Mtg Lions Gate Proj A	5.875%	01/01/37	1,230	1,093,199

New Jersey Econ Dev Auth Rev First Mtg Presbyterian, Ser A	6.250%	11/01/20	1,560	1,513,450

New Jersey Econ Dev Auth Rev First Mtg The Millhouse Proj, Ser A	7.500%	04/01/15	985	831,195

New Jersey Econ Dev Auth Rev Kullman Assoc LLC Proj, Ser A (AMT)	6.125%	06/01/18	2,100	1,847,265

New Jersey Econ Dev Auth Rev Kullman Assoc LLC Proj, Ser A (AMT)	6.750%	07/01/19	605	551,482

New Jersey Econ Dev Auth Rev Rfdg First Mtg Winchester, Ser A	5.800%	11/01/31	2,000	1,985,520

New Jersey Econ Dev Auth Rev Sr Mtg Arbor, Ser A	6.000%	05/15/28	6,395	5,508,333

New Jersey Econ Dev Auth Spl Fac Rev Contl Airl Inc Proj (AMT)	6.250%	09/15/19	21,760	21,016,678

New Jersey Econ Dev Auth Spl Fac Rev Contl Airl Inc Proj (AMT)	6.250%	09/15/29	25,915	24,490,971

New Jersey Econ Dev Auth Spl Fac Rev Contl Airl Inc Proj (AMT)	6.400%	09/15/23	8,150	7,873,308

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31        Invesco Van Kampen High Yield Municipal Fund

			Par Amount
Description	Coupon	Maturity	(000)	Value

New Jersey–(continued)

New Jersey Econ Dev Auth Utd Methodist Homes NJ Oblig	5.750%	07/01/29	$7,000	$6,186,880

New Jersey Hlthcare Fac Fin Auth Rev Palisades Med Ctr NY Hlthcare	6.625%	07/01/31	1,000	898,580

New Jersey Hlthcare Fac Fin Auth Rev Pascack Vlg Hosp Assn(d)	6.000%	07/01/13	323	3

New Jersey Hlthcare Fac Fin Auth Rev Pascack Vlg Hosp Assn(d)	6.500%	07/01/23	428	4

New Jersey Hlthcare Fac Fin Auth Rev Pascack Vlg Hosp Assn(d)	6.625%	07/01/36	2,496	25

New Jersey Hlthcare Fac Fin Auth Rev Raritan Bay Med Ctr Issue Rfdg	7.250%	07/01/14	1,130	1,059,499

New Jersey Hlthcare Fac Fin Auth Rev Saint Joseph’s Hlthcare Sys	6.625%	07/01/38	11,300	11,620,694

Tobacco Settlement Fin Corp NJ, Ser 1-A	4.500%	06/01/23	9,065	8,131,758

Tobacco Settlement Fin Corp NJ, Ser 1-A	4.625%	06/01/26	1,365	1,104,654

Tobacco Settlement Fin Corp NJ, Ser 1-A	5.000%	06/01/29	10,800	8,502,840

Tobacco Settlement Fin Corp NJ, Ser 1-A	5.000%	06/01/41	42,575	27,359,121

				159,130,030

New Mexico–0.7%
Bernalillo Cnty, NM Multi-Family Hsg Sr Solar Villas Apt, Ser F	7.250%	10/15/22	1,245	1,264,136

Cabezon Pub Impt Dist NM	6.300%	09/01/34	1,495	1,286,911

Cabezon Pub Impt Dist NM Spl Leverage Rev	6.000%	09/01/24	1,505	1,350,000

Farmington, NM Pollutn Ctl Rev Pub Svc NM San Juan, Ser C	5.900%	06/01/40	10,000	10,181,900

New Mexico Hsg Auth Region III Sr Brentwood Gardens Apt, Ser A (AMT)	6.850%	12/01/31	4,455	4,199,016

New Mexico Regl Hsg Auth Hsg Wildewood Apt Proj Sr, Ser A	7.500%	12/01/30	2,135	2,162,947

New Mexico St Hosp Equip Ln Council First Mtg Rev La Vida Llena Proj, Ser A	6.125%	07/01/40	6,000	5,859,540

New Mexico St Hosp Equip Ln Council Hosp Rev Rehoboth Proj Rfdg, Ser A	5.250%	08/15/26	2,000	1,660,280

RHA Hsg Dev Corp NM Multi-Family Rev Mtg Woodleaf Apt Proj Rfdg, Ser A (GNMA Collateralized)	7.125%	12/15/27	2,440	2,439,829

San Juan Cnty, NM Multi-Family Hsg Apple Ridge Apts Sr, Ser A (AMT)	7.250%	12/01/31	3,110	3,101,696

Santa Fe Cnty, NM Proj Rev El Castillo Retirement, Ser A	5.625%	05/15/25	3,250	3,056,332

Ventana West Pub Impt Dist NM	6.875%	08/01/33	1,500	1,402,965

				37,965,552

New York–5.9%
Amherst, NY Indl Dev Agy Sharry Zedek Proj Rfdg, Ser A	7.000%	06/15/36	2,240	2,213,658

Brookhaven, NY Indl Dev Agy Sr Residential Hsg Rev Woodcrest Estates Fac, Ser A (AMT)	6.375%	12/01/37	8,660	7,688,608

Brookhaven, NY Indl Dev Agy Sr Woodcrest Estates Fac, Ser A (AMT)	6.250%	12/01/23	1,280	1,220,928

Brooklyn Arena Loc Dev Corp NY Cap Apprec Barclays Ctr Proj	*	07/15/31	3,890	1,128,722

Brooklyn Arena Loc Dev Corp NY Cap Apprec Barclays Ctr Proj	*	07/15/32	8,500	2,274,515

Brooklyn Arena Loc Dev Corp NY Cap Apprec Barclays Ctr Proj	*	07/15/33	3,915	964,264

Brooklyn Arena Loc Dev Corp NY Cap Apprec Barclays Ctr Proj	*	07/15/34	2,000	452,540

Brooklyn Arena Loc Dev Corp NY Cap Apprec Barclays Ctr Proj	*	07/15/44	23,805	2,612,837

Brooklyn Arena Loc Dev Corp NY Cap Apprec Barclays Ctr Proj	*	07/15/45	27,410	2,770,329

Brooklyn Arena Loc Dev Corp NY Cap Apprec Barclays Ctr Proj	*	07/15/46	9,700	901,906

Dutchess Cnty, NY Indl Dev Agy Saint Francis Hosp Rfdg, Ser A	7.500%	03/01/29	6,020	6,001,218

Monroe Cnty, NY Indl Dev Agy Civic Fac Rev Cloverwood, Ser A	6.875%	05/01/33	4,195	3,967,631

Monroe Cnty, NY Indl Dev Agy Civic Fac Rev Cloverwood, Ser A (Prerefunded @ 5/01/13)	6.875%	05/01/33	805	912,846

Monroe Cnty, NY Indl Dev Agy Civic Fac Rev Cloverwood Sr Living, Ser A	6.750%	05/01/23	2,000	1,901,620

Mount Vernon, NY Indl Dev Agy Civic Fac Rev	6.200%	06/01/29	1,000	909,050

Nassau Cnty, NY Indl Dev Agy Continuing Care Retirement Amsterdam at Harborside, Ser A	6.500%	01/01/27	2,750	2,749,807

Nassau Cnty, NY Indl Dev Agy Continuing Care Retirement Amsterdam at Harborside, Ser A	6.700%	01/01/43	29,500	28,084,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32        Invesco Van Kampen High Yield Municipal Fund

			Par Amount
Description	Coupon	Maturity	(000)	Value

New York–(continued)

New York City Indl Dev Agy Civic Fac Rev Polytechnic Univ Proj (ACA Insd)	5.250%	11/01/37	$13,550	$13,057,999

New York City Indl Dev Agy Civic Fac Rev Psch Inc Proj	6.375%	07/01/33	1,275	1,121,528

New York City Indl Dev Agy Civic Fac Rev Spl Pl Inc Proj, Ser A	7.000%	01/01/33	2,650	2,502,395

New York City Indl Dev Agy Rev Liberty 7 World Trade Ctr, Ser A	6.250%	03/01/15	38,000	38,033,060

New York City Indl Dev Agy Rev Liberty 7 World Trade Ctr, Ser A	6.500%	03/01/35	16,960	16,733,754

New York City Indl Dev Agy Rev Lycee Francais De NY Proj, Ser C	6.800%	06/01/28	5,000	5,208,000

New York City Indl Dev Agy Rev Queens Baseball Stad Pilot (AMBAC Insd)	5.000%	01/01/26	5,000	4,694,450

New York City Indl Dev Agy Rev Queens Baseball Stad Pilot (AMBAC Insd)	5.000%	01/01/39	4,075	3,552,014

New York City Indl Dev Agy Rev Queens Baseball Stad Pilot (AMBAC Insd)	5.000%	01/01/46	19,220	16,480,189

New York City Indl Dev Agy Rev Visy Paper Inc Proj (AMT)	7.950%	01/01/28	7,500	7,414,425

New York Liberty Dev Corp Rev 2nd Priority Bk American Rfdg	6.375%	07/15/49	5,000	5,228,450

New York Liberty Dev Corp Rev Natl Sports Museum Proj, Ser A (Acquired 8/07/06, Cost $2,500,000)(a)(d)(k)	6.125%	02/15/19	2,500	25

New York St Dorm Auth Rev Non St Supported Debt Orange Regl Med Ctr	6.125%	12/01/29	2,125	2,126,997

New York St Dorm Auth Rev Non St Supported Debt Orange Regl Med Ctr	6.250%	12/01/37	7,275	7,178,824

New York St Dorm Auth Rev Non St Supported Debt Orange Regl Med Ctr	6.500%	12/01/21	10,100	10,475,619

New York St Dorm Auth Rev Winthrop South Nassau Univ	5.750%	07/01/28	4,695	4,737,302

New York St Dorm Auth Rev Winthrop Univ Hosp Assn, Ser A	5.500%	07/01/23	4,000	4,058,880

New York St Energy Resh & Dev Reg Ribs(i)	11.972%	04/01/20	2,500	2,591,050

New York St Environmental Fac Corp St Clean Wtr & Drinking, Ser A(c)	5.000%	06/15/30	15,000	15,903,300

New York St Environmental Fac Corp St Clean Wtr & Drinking, Ser A(c)	5.000%	06/15/34	20,000	20,738,200

New York St Environmental Fac Corp St Clean Wtr & Drinking, Ser A(c)	5.125%	06/15/38	8,405	8,716,573

New York St Urban Dev Corp Rev St Pers Income Tax, Ser B-1(c)	5.000%	03/15/36	15,000	15,382,650

Newark-Wayne Cmnty Hosp Inc NY Hosp Rev Impt & Rfdg, Ser A	7.600%	09/01/15	1,190	1,190,024

Orange Cnty, NY Indl Dev Agy Arden Hill Life Care Ctr Proj, Ser A	7.000%	08/01/31	4,000	3,565,080

Port Auth NY & NJ Cons 144th(c)	5.000%	10/01/35	13,650	13,936,377

Seneca Cnty, NY Indl Dev Agy Solid Waste Disp Rev Seneca Meadows Inc Proj (GTY AGMT) (AMT)(b)(e)	6.625%	10/01/35	9,270	9,308,934

Suffolk Cnty, NY Indl Dev Agy Civic Fac Rev Eastn Long Is Hosp Assn(e)	5.500%	01/01/37	2,500	1,871,650

Suffolk Cnty, NY Indl Dev Agy Civic Fac Rev Gurwin Jewish Phase II	6.700%	05/01/39	1,945	1,848,547

Suffolk Cnty, NY Indl Dev Agy Continuing Care Retirement Peconic Landing, Ser A	8.000%	10/01/20	2,080	2,123,098

Suffolk Cnty, NY Indl Dev Agy Continuing Care Retirement Peconic Landing, Ser A	8.000%	10/01/30	2,000	2,031,200

Suffolk Cnty, NY Indl Dev Agy Medford Hamlet Asstd Living Proj (AMT)	6.375%	01/01/39	7,840	6,109,242

Sullivan Cnty, NY Indl Dev Agy Civic Fac Rev Hebrew Academy Spl Children	7.500%	06/01/32	4,270	4,034,979

Syracuse, NY Indl Dev Agy Rev First Mtg Jewish Home, Ser A	7.375%	03/01/21	1,350	1,343,561

Syracuse, NY Indl Dev Agy Rev First Mtg Jewish Home, Ser A	7.375%	03/01/31	3,325	3,120,845

Utica, NY Indl Dev Agy Civic Fac Rev Utica College Civic Fac	6.850%	12/01/31	3,750	3,766,763

Utica, NY Indl Dev Agy Civic Utica College Civic Fac	6.750%	12/01/21	2,315	2,354,147

Westchester Cnty, NY Indl Dev Agy Mtg Kendal on Hudson Proj, Ser A	6.375%	01/01/24	5,000	4,926,550

				334,221,160

North Carolina–0.9%
Halifax Cnty, NC Indl Fac & Pollutn Ctl Fin Auth Intl Paper Co Proj, Ser A (AMT)	5.900%	09/01/25	1,000	1,006,830

Johnston, NC Mem Hosp Auth Mem Hosp Auth (AGM Insd)(c)	5.250%	10/01/28	5,125	5,351,166

Johnston, NC Mem Hosp Auth Mem Hosp Auth (AGM Insd)(c)	5.250%	10/01/36	8,000	8,148,080

North Carolina Med Care Commn First Mtg Arbor Acres Cmnty Proj (Prerefunded @ 03/01/12)	6.250%	03/01/27	1,000	1,077,400

North Carolina Med Care Commn First Mtg Baptist Retirement, Ser A	6.400%	10/01/31	7,050	6,523,717

North Carolina Med Care Commn First Mtg Forest at Duke Proj (Prerefunded @ 09/01/12)	6.375%	09/01/32	3,000	3,283,560

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33        Invesco Van Kampen High Yield Municipal Fund

			Par Amount
Description	Coupon	Maturity	(000)	Value

North Carolina–(continued)

North Carolina Med Care Commn First Mtg Galloway Ridge Proj, Ser A	6.000%	01/01/39	$1,520	$1,464,064

North Carolina Med Care Commn Hlthcare Fac Rev Pennybyrn at Maryfield, Ser A	6.125%	10/01/35	7,150	5,778,415

North Carolina Med Care Commn Retirement Fac Rev First Mtg Givens Estates Proj, Ser A (Prerefunded @ 07/01/13)	6.500%	07/01/32	9,500	10,895,360

North Carolina Med Care Commn Retirement Fac Rev First Mtg Vlg at Brookwood Rfdg	5.250%	01/01/32	9,650	7,597,735

				51,126,327

North Dakota–0.2%
Fargo, ND Multi-Family Rev Hsg Trollwood Vlg Proj Rfdg, Ser A (AMT)	7.250%	09/01/21	495	397,267

Fargo, ND Multi-Family Rev Hsg Trollwood Vlg Proj Rfdg, Ser A (AMT)	7.400%	09/01/26	765	583,534

Fargo, ND Multi-Family Rev Hsg Trollwood Vlg Proj Rfdg, Ser A (AMT)	7.600%	09/01/31	2,120	1,570,348

Grand Forks, ND Sr Hsg Rev 4000 Vly Square Proj Rfdg	5.200%	12/01/26	1,545	1,314,192

Grand Forks, ND Sr Hsg Rev 4000 Vly Square Proj Rfdg	5.300%	12/01/34	2,400	1,919,520

Traill Cnty, ND Hlthcare Rev Hillsboro Med Ctr	5.500%	05/01/42	5,570	4,204,626

				9,989,487

Ohio–1.9%
Adams Cnty Hosp Fac Impt Rev Adams Cnty Hosp Proj	6.500%	09/01/36	20,455	15,291,953

Akron Bath Copley, OH St Twp Hosp Dist Rev Summa Hosp, Ser A	5.375%	11/15/24	1,500	1,484,730

Athens Cnty, OH Hosp Fac Rev Impt O’Bleness Mem Rfdg, Ser A	6.900%	11/15/23	4,000	3,974,840

Athens Cnty, OH Hosp Fac Rev Impt O’Bleness Mem Rfdg, Ser A	7.125%	11/15/33	12,650	11,914,023

Buckeye, OH Tob Settlement Fin Auth Cap Apprec Sr Turbo, Ser A-2	5.875%	06/01/47	24,035	16,948,040

Centerville, OH Hlthcare Rev Bethany Lutheran Vlg Proj, Ser A	5.750%	11/01/22	1,000	962,820

Centerville, OH Hlthcare Rev Bethany Lutheran Vlg Proj, Ser A	6.000%	11/01/38	2,550	2,208,326

Cleveland Cuyahoga Cnty, OH Spl Assmt Tax Increment Proj	7.000%	12/01/18	2,385	2,422,874

Cleveland Cuyahoga Cnty, OH Spl Assmt Tax Increment Proj	7.350%	12/01/31	5,000	4,920,750

Cuyahoga Cnty, OH Hlthcare & Indpt Living Fac Rev Eliza Jennings Sr Care, Ser A	5.750%	05/15/27	1,355	1,233,416

Cuyahoga Cnty, OH Hlthcare & Indpt Living Fac Rev Eliza Jennings Sr Care, Ser A	6.000%	05/15/37	5,000	4,483,800

Cuyahoga Cnty, OH Hlthcare & Indpt Living Fac Rev Eliza Jennings Sr Care, Ser A	6.000%	05/15/42	3,645	3,277,001

Cuyahoga Cnty, OH Hlthcare Fac Franciscan Cnty OH Inc Proj, Ser C	6.250%	05/15/32	3,500	3,045,035

Hamilton Cnty, OH Multi-Family Rev Hsg Garden Hill Washington Pk Apt (AMT)(d)	7.750%	10/01/21	1,955	16,930

Lorain Cnty, OH Port Auth US Steel Corp Proj(j)	6.750%	12/01/40	5,500	5,581,785

Lucas Cnty, OH Hlthcare Impt Sunset Retirement Rfdg	6.500%	08/15/20	1,500	1,512,510

Lucas Cnty, OH Hlthcare Impt Sunset Retirement Rfdg, Ser A	6.550%	08/15/24	1,000	1,004,740

Lucas Cnty, OH Hlthcare Impt Sunset Retirement Rfdg, Ser A	6.625%	08/15/30	500	501,700

Montgomery Cnty, OH Hlthcare & Multifamily Hsg Rev Rfdg & Impt St Leonard	6.375%	04/01/30	2,000	1,940,400

Montgomery Cnty, OH Hlthcare & Multifamily Hsg Rev Rfdg & Impt St Leonard	6.625%	04/01/40	5,000	4,864,050

Norwood, OH Tax Increment Rev Fin Cornerstone at Norwood	6.200%	12/01/31	7,340	6,019,240

Ohio St Higher Ed Fac Commn Rev Univ Hosp Hlth Sys, Ser 2009A	6.750%	01/15/39	6,000	6,304,500

Pinnacle Cmnty Infrastructure Fac, Ser A	6.000%	12/01/22	829	724,579

Pinnacle Cmnty Infrastructure Fac, Ser A	6.250%	12/01/36	2,000	1,581,460

Tuscarawas Cnty, OH Hosp Fac Rev Twin City Hosp Proj(d)	6.100%	11/01/22	1,500	899,910

Tuscarawas Cnty, OH Hosp Fac Rev Twin City Hosp Proj(d)	6.200%	11/01/27	1,670	1,001,900

Tuscarawas Cnty, OH Hosp Fac Rev Twin City Hosp Proj(d)	6.350%	11/01/37	2,250	1,349,865

				105,471,177

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34        Invesco Van Kampen High Yield Municipal Fund

			Par Amount
Description	Coupon	Maturity	(000)	Value

Oklahoma–0.6%
Atoka Cnty, OK Hlthcare Auth Hosp Rev Atoka Mem Hosp	6.625%	10/01/37	$3,405	$2,923,669

Chickasaw Nation, OK Hlth Sys(e)	6.250%	12/01/32	1,500	1,568,100

Citizen Potawatomi Nation, OK, Ser A	6.500%	09/01/16	2,470	2,401,655

Oklahoma Cnty, OK Fin Auth Rev Retirement Fac Concordia, Ser A	6.000%	11/15/38	5,500	4,883,890

Oklahoma Dev Fin Auth Hosp Rev Great Plains Regl Med Ctr Proj	5.000%	12/01/27	3,500	3,210,480

Oklahoma Dev Fin Auth Hosp Rev Great Plains Regl Med Ctr Proj	5.125%	12/01/36	9,430	8,327,916

Oklahoma Dev Fin Auth Rev Comanche Cnty Hosp Proj, Ser B	6.375%	07/01/21	3,000	3,139,530

Tulsa Cnty, OK Indl Auth Hlthcare Rev, Ser A	7.250%	11/01/40	3,000	2,963,640

Tulsa Cnty, OK Indl Auth Hlthcare Rev, Ser A	7.250%	11/01/45	7,480	7,294,122

				36,713,002

Oregon–0.8%
Clatsop Care Ctr Hlth Dist OR Rev Sr Hsg	6.000%	08/01/14	690	688,585

Clatsop Care Ctr Hlth Dist OR Rev Sr Hsg	6.875%	08/01/28	6,145	5,650,635

Douglas Cnty, OR Hosp Fac Auth Rev Elderly Hsg Forest Glen, Ser A(d)	7.500%	09/01/27	1,600	1,082,992

Gilliam Cnty, OR Solid Waste Disp Rev Waste Mgmt Proj Conv (AMT)	5.250%	07/01/29	9,220	9,077,643

Multnomah Cnty, OR Hosp Fac Auth Rev Terwilliger Plaza Proj Rfdg (Acquired 5/16/03, 11/17/03 and 5/21/04, Cost $8,313,387)(a)	6.500%	12/01/29	8,500	8,536,975

Oregon St Hlth Hsg Ed & Cultural Fac Auth, Ser A (AMT)	7.250%	06/01/28	7,890	7,639,887

Warm Springs Reservation OR Confederated Tribes Pelton Round Butte Tribal, Ser B (Acquired 11/20/09, Cost $2,954,610)(a)	6.375%	11/01/33	3,000	3,057,780

Yamhill Cnty, OR Hosp Auth Rev Friendsview Retirement Cmnty (Prerefunded @ 12/01/13)	7.000%	12/01/34	9,925	11,719,341

				47,453,838

Pennsylvania–3.7%
Allegheny Cnty, PA Hosp Dev Auth Hlthcare Fac Villa Saint Joseph	5.875%	08/15/18	910	864,054

Allegheny Cnty, PA Hosp Dev Auth Hlthcare Fac Villa Saint Joseph	6.000%	08/15/28	4,500	3,871,260

Allegheny Cnty, PA Hosp Dev Auth Rev Hlth Sys West PA, Ser A	5.375%	11/15/40	23,000	16,270,200

Allegheny Cnty, PA Indl Dev Auth Lease Rev Air Fght Cargo Fac Pit LLC (AMT)	7.750%	09/01/31	6,475	6,156,430

Allegheny Cnty, PA Indl Dev Auth Lease Rev (AMT)	6.625%	09/01/24	1,665	1,463,885

Allegheny Cnty, PA Indl Dev Auth Rev Environmental Impt US Steel Corp Rfdg	6.875%	05/01/30	2,400	2,497,056

Allegheny Cnty, PA Redev Auth Pittsburgh Mills Proj	5.600%	07/01/23	1,500	1,392,360

Berks Cnty, PA Indl Dev Auth First Mtg Rev One Douglassville Proj Rfdg, Ser A (AMT)	6.125%	11/01/34	4,830	4,003,780

Blair Cnty, PA Indl Dev Auth Vlg of PA St Proj, Ser A(d)	7.000%	01/01/34	4,275	2,942,055

Bucks Cnty, PA Indl Dev Auth Retirement Cmnty Fac Rev Ann’s Choice Inc, Ser A	6.250%	01/01/35	5,850	5,571,130

Bucks Cnty, PA Indl Dev Auth Retirement Cmnty Rev Ann’s Choice Inc Fac, Ser A	6.125%	01/01/25	1,500	1,503,030

Bucks Cnty, PA Indl Dev Auth Rev First Mtg Hlthcare Fac Chandler	6.100%	05/01/14	825	820,693

Bucks Cnty, PA Indl Dev Auth Rev First Mtg Hlthcare Fac Chandler	6.200%	05/01/19	1,900	1,792,878

Bucks Cnty, PA Indl Dev Auth Rev First Mtg Hlthcare Fac Chandler	6.300%	05/01/29	3,800	3,291,978

Chartiers Vly, PA Indl & Coml Dev Auth First Mtg Rev Asbury Hlth Ctr Rfdg	6.375%	12/01/19	1,000	1,003,760

Chartiers Vly, PA Indl & Coml Dev Auth First Mtg Rev Asbury Hlth Ctr Rfdg	6.375%	12/01/24	2,500	2,502,425

Chester Cnty, PA Hlth & Ed Jenners Pond Inc Proj (Prerefunded @ 7/01/12)	7.250%	07/01/24	2,250	2,512,508

Chester Cnty, PA Hlth & Ed Jenners Pond Inc Proj (Prerefunded @ 7/01/12)	7.625%	07/01/34	2,200	2,469,434

Chester Cnty, PA Indl Dev Auth Wtr Fac Rev Aqua PA Inc Proj, Ser A (NATL Insd) (AMT)	5.000%	02/01/40	4,050	3,914,042

Cumberland Cnty, PA Muni Auth Asbury PA Oblig Grp	6.125%	01/01/45	8,220	7,663,177

Cumberland Cnty, PA Muni Auth Rev Diakon Lutheran Ministries Proj	5.000%	01/01/36	11,080	9,536,556

Dauphin Cnty, PA Gen Auth Rev Office & Pkg Riverfront Office	6.000%	01/01/25	8,175	6,670,964

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35        Invesco Van Kampen High Yield Municipal Fund

			Par Amount
Description	Coupon	Maturity	(000)	Value

Pennsylvania–(continued)

Fulton Cnty, PA Indl Dev Auth Hosp Rev Fulton Cnty Med Ctr Proj	5.875%	07/01/31	$2,500	$2,215,350

Fulton Cnty, PA Indl Dev Auth Hosp Rev Fulton Cnty Med Ctr Proj	5.900%	07/01/40	3,800	3,216,890

Harrisburg, PA Auth Univ Rev Harrisburg Univ of Science, Ser B	6.000%	09/01/36	8,500	7,602,145

Hazleton, PA Hlth Svc Auth Hazleton Saint Joseph’s Med Ctr	6.200%	07/01/26	4,730	4,459,491

Indiana Cnty, PA Indl Dev Auth Pollutn Ctl Rev PSEG Pwr LLC Proj Rfdg (AMT)	5.850%	06/01/27	2,200	2,202,068

Lancaster Cnty, PA Hosp Auth Rev Hlth Ctr Saint Anne’s Home	6.625%	04/01/28	1,000	931,760

Lehigh Cnty, PA Gen Purp Auth First Mtg Bible Fellowship Church	7.625%	11/01/21	1,200	1,231,920

Lehigh Cnty, PA Gen Purp Auth Rev First Mtg Bible Fellowship Church Home Inc	7.750%	11/01/33	3,000	3,040,920

Lehigh Cnty, PA Gen Purp Auth Rev First Mtg Bible Fellowship Church Home Inc Proj, Ser A	6.000%	12/15/23	3,000	2,772,540

Lehigh Cnty, PA Gen Purp Auth Rev Kidspeace Oblig Grp Rfdg	6.000%	11/01/18	3,000	2,573,790

Lehigh Cnty, PA Gen Purp Auth Rev Kidspeace Oblig Grp Rfdg	6.000%	11/01/23	10,085	7,467,438

Lehigh Cnty, PA Gen Purp Auth Rev Kidspeace Oblig Grp Rfdg	6.200%	11/01/14	2,950	2,636,327

Lehigh Cnty, PA Indl Dev Auth Hlth Fac Rev Lifepath Inc Proj	6.100%	06/01/18	2,355	2,081,891

Lehigh Cnty, PA Indl Dev Auth Hlth Fac Rev Lifepath Inc Proj	6.300%	06/01/28	4,000	3,088,600

Montgomery Cnty, PA Higher Ed & Hlth Auth Rev Impt & Rfdg	6.875%	04/01/36	8,275	7,033,998

Montgomery Cnty, PA Indl Dev Auth Rev Hlthcare Adv Geriatric, Ser A	8.375%	07/01/23	2,775	2,777,303

Montgomery Cnty, PA Indl Dev Auth Rev Mtg Whitemarsh Continuing Care Proj	6.000%	02/01/21	1,085	1,027,983

Montgomery Cnty, PA Indl Dev Auth Rev Mtg Whitemarsh Continuing Care Proj	6.125%	02/01/28	1,500	1,346,430

Montgomery Cnty, PA Indl Dev Auth Rev Mtg Whitemarsh Continuing Care Proj	6.250%	02/01/35	17,755	15,686,898

Montgomery Cnty, PA Indl Dev Auth Rev Wordsworth Academy	7.750%	09/01/14	1,535	1,536,934

Mount Lebanon, PA Hosp Auth Saint Clair Mem Hosp, Ser A	5.625%	07/01/32	1,600	1,612,560

Northeastern, PA Hosp & Ed Auth Hlthcare Rev	7.125%	10/01/29	3,350	3,174,561

Northeastern, PA Hosp & Ed Auth Hlthcare Rev Oakwood Ter Proj(e)	6.500%	10/01/32	1,575	1,391,544

Pennsylvania Econ Dev Fin Auth Exempt Fac Rev Amtrak Proj, Ser A (AMT)	6.125%	11/01/21	2,900	2,942,601

Pennsylvania Econ Dev Fin Auth Exempt Fac Rev Amtrak Proj, Ser A (AMT)	6.375%	11/01/41	1,000	1,007,400

Pennsylvania Econ Dev Fin Auth Exempt Fac Rev Amtrak Proj, Ser A (AMT)	6.500%	11/01/16	2,650	2,711,719

Pennsylvania Econ Dev Fin Auth Exempt Fac Rev Reliant Energy Seward, Ser A (AMT)	6.750%	12/01/36	6,225	6,440,447

Pennsylvania St Higher Ed Student Assn Inc Proj, Ser A	6.750%	09/01/32	1,965	1,992,019

Philadelphia, PA Auth for Indl Dev Baptist Home of Philadelphia, Ser A	5.500%	11/15/18	1,950	1,675,440

Philadelphia, PA Auth for Indl Dev Baptist Home of Philadelphia, Ser A	5.600%	11/15/28	5,485	2,936,888

Philadelphia, PA Auth For Indl Dev Rev Coml Dev Rfdg (AMT)	7.750%	12/01/17	11,550	11,560,857

Philadelphia, PA Hosp & Higher Ed Fac Auth Rev Centralized Comp Human Svc, Ser A	6.125%	01/01/13	1,355	1,315,962

Philadelphia, PA Hosp & Higher Ed Fac Auth Rev Centralized Comp Human Svc, Ser A	7.250%	01/01/21	4,000	3,890,720

Susquehanna Area Regl Arpt Auth PA Sys Rev, Ser A (AMT)	6.500%	01/01/38	4,300	4,265,600

				210,562,649

Rhode Island–0.2%
Rhode Island St Econ Dev Corp Rev Oblig Providence Pl	7.250%	07/01/20	3,825	3,682,175

Tiverton, RI Spl Oblig Tax Mount Hope Bay Vlg, Ser A	6.875%	05/01/22	1,260	1,205,757

Tobacco Settlement Fin Corp, RI Asset Bkd, Ser A	6.250%	06/01/42	4,800	4,554,048

				9,441,980

South Carolina–1.1%
Georgetown Cnty, SC Environmental Impt Rev Intl Paper Co Proj Rfdg, Ser A	5.950%	03/15/14	2,300	2,513,302

Lancaster Cnty, SC Assmt Rev Edenmoor Impt Dist, Ser B (Acquired 5/19/06, Cost $4,860,000)(a)(d)	5.750%	12/01/37	4,860	1,601,370

Lancaster Cnty, SC Assmt Rev Sun City Carolina Lakes Impt	5.450%	12/01/37	1,480	1,198,859

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36        Invesco Van Kampen High Yield Municipal Fund

			Par Amount
Description	Coupon	Maturity	(000)	Value

South Carolina–(continued)

Laurens Cnty, SC Sch Dist No 55 Installment Pur Rev	5.250%	12/01/30	$4,080	$4,020,391

Myrtle Beach, SC Tax Increment Myrtle Beach Air Force Base, Ser A	5.250%	11/01/26	975	678,912

Myrtle Beach, SC Tax Increment Myrtle Beach Air Force Base, Ser A	5.300%	11/01/35	1,250	783,413

Richland Cnty, SC Environmental Impt Rev Intl Paper, Ser A (AMT)	6.100%	04/01/23	7,000	7,098,140

South Carolina Jobs Econ Dev Auth Econ Dev Rev Westminster Impt & Rfdg	5.375%	11/15/30	3,000	2,415,360

South Carolina Jobs Econ Dev Auth Fac Rev Palmetto Hlth, Ser C (Prerefunded @ 08/01/13)	6.375%	08/01/34	495	565,919

South Carolina Jobs Econ Dev Auth Hlth Fac Rev First Mtg Wesley Commons Rfdg	5.125%	10/01/26	2,500	2,065,175

South Carolina Jobs Econ Dev Auth Hosp Fac Rev Palmetto Hlth Alliance Rfdg, Ser A	6.250%	08/01/31	19,700	20,084,741

South Carolina Jobs Econ Dev Auth Hosp Fac Rev Palmetto Hlth Alliance, Ser A	6.125%	08/01/23	5,000	5,182,250

South Carolina Jobs Econ Dev Auth Rev Woodlands at Furman Proj, Ser A	6.000%	11/15/27	2,000	1,653,040

South Carolina Jobs Econ Dev Auth Rev Woodlands at Furman Proj, Ser A	6.000%	11/15/37	3,700	2,696,782

South Carolina Jobs Econ Dev Auth Rev Woodlands at Furman Proj, Ser A	6.000%	11/15/42	7,800	5,433,402

South Carolina Jobs Econ Palmetto Hlth, Ser C (Prerefunded @ 8/01/13)	6.375%	08/01/34	4,005	4,557,129

				62,548,185

South Dakota–0.4%
Keystone, SD Econ Dev Rev Wtr Quality Mgmt Corp A (AMT)	6.000%	12/15/18	870	760,484

Minnehaha Cnty, SD Hlth Fac Bethany Lutheran Home Proj, Ser A (Prerefunded @ 12/01/12)	7.000%	12/01/35	3,750	4,189,538

Minnehaha Cnty, SD Hlth Fac Rev Bethany Lutheran Rfdg	5.375%	12/01/27	2,000	1,699,580

Minnehaha Cnty, SD Hlth Fac Rev Bethany Lutheran Rfdg	5.500%	12/01/35	1,000	795,440

Sioux Falls, SD Hlth Fac Rev Dow Rummel Vlg Proj Rfdg	5.000%	11/15/26	6,285	5,088,022

Sioux Falls, SD Hlth Fac Rev Dow Rummel Vlg Proj Rfdg	5.000%	11/15/33	4,000	2,989,720

Sioux Falls, SD Hlth Fac Rev Dow Rummel Vlg Proj, Ser A (Prerefunded @ 11/15/12)	6.625%	11/15/23	1,750	1,946,945

Sioux Falls, SD Hlth Fac Rev Dow Rummel Vlg Proj, Ser A (Prerefunded @ 11/15/12)	6.750%	11/15/33	3,250	3,623,620

				21,093,349

Tennessee–1.3%
Johnson City, TN Hlth & Ed Appalachian Christian Vlg Proj, Ser A	6.000%	02/15/19	1,110	1,090,875

Johnson City, TN Hlth & Ed Appalachian Christian Vlg Proj, Ser A	6.000%	02/15/24	1,000	953,450

Johnson City, TN Hlth & Ed Fac Brd Hosp Rev First Mtg Mtn St Hlth Rfdg, Ser A (Prerefunded @ 7/01/12)	7.500%	07/01/25	5,000	5,530,850

Johnson City, TN Hlth & Ed Fac Brd Hosp Rev First Mtg Mtn St Hlth Rfdg, Ser A (Prerefunded @ 7/01/12)	7.500%	07/01/33	8,000	8,849,360

Johnson City, TN Hlth & Ed Fac Brd Retirement Fac Rev Appalachian Christian Vlg Proj, Ser A	6.250%	02/15/32	3,950	3,634,829

Knox Cnty, TN Hlth Ed & Hsg Fac Brd Hosp Fac Rev Baptist Hlth Sys East TN	6.500%	04/15/31	2,500	2,643,850

Memphis, TN Hlth Ed & Hsg Fac Brd Multi-Family Hsg Rev (AMT)	6.700%	11/01/37	4,445	3,525,952

Metropolitan Govt Nashville & Davidson Blakeford at Green Hills Rfdg	5.650%	07/01/24	4,850	4,309,273

Shelby Cnty, TN Hlth & Ed Germantown Vlg, Ser A	7.000%	12/01/23	3,650	3,394,390

Shelby Cnty, TN Hlth & Ed Germantown Vlg, Ser A	7.250%	12/01/34	14,800	14,145,988

Shelby Cnty, TN Hlth Ed & Hsg Fac Brd Residential Care Germantown Vlg, Ser A	6.375%	12/01/13	1,100	1,079,056

Shelby Cnty, TN Hlth Ed & Hsg Fac Brd Rev Hlthcare Fac Kirby Pines, Ser A	6.375%	11/15/25	3,700	3,493,096

Shelby Cnty, TN Hlth Ed & Hsg Fac Brd Rev Trezevant Manor Proj, Ser A	5.625%	09/01/26	1,000	959,270

Shelby Cnty, TN Hlth Ed & Hsg Fac Brd Rev Trezevant Manor Proj, Ser A	5.750%	09/01/37	2,000	1,742,560

Shelby Cnty, TN Hlth Ed Hsg Vlg at Germantown	6.250%	12/01/34	750	642,293

Sullivan Cnty, TN Hlth Ed & Hsg Fac Brd Hosp Rev Wellmont Hlth Sys Proj (Prerefunded @ 09/01/12)	6.250%	09/01/32	4,500	4,931,820

Trenton, TN Hlth & Ed Fac Brd Rev RHA Trenton MR Inc Proj	9.250%	04/01/39	13,585	13,930,331

				74,857,243

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37        Invesco Van Kampen High Yield Municipal Fund

			Par Amount
Description	Coupon	Maturity	(000)	Value

Texas–10.9%
Abia Dev Corp TX Arpt Fac Rev Austin Belly Port Dev LLC Proj, Ser A (AMT)	6.500%	10/01/23	$6,195	$5,409,784

Abilene, TX Hlth Fac Dev Corp Retirement Fac Rev Sears Methodist Retirement, Ser A	6.750%	11/15/28	2,000	1,777,680

Abilene, TX Hlth Fac Dev Corp Retirement Fac Rev Sears Methodist Retirement, Ser A	7.000%	11/15/33	5,000	4,458,850

Angelina & Neches Riv Auth TX Indl Dev Corp Environmental Aspen Pwr LLC Proj, Ser A (AMT)	6.500%	11/01/29	9,480	5,483,801

Atlanta, TX Hosp Auth Fac Rev	6.700%	08/01/19	865	866,548

Atlanta, TX Hosp Auth Fac Rev	6.750%	08/01/29	3,735	3,448,413

Austin, TX Convention Enterprises Inc Convention Ctr Second Tier Rfdg, Ser B(e)	5.750%	01/01/34	6,560	6,019,390

Austin-Bergstorm Landhost Enterprises Inc TX Arpt Hotel Sr, Ser A(d)(g)	6.750/3.375%	04/01/27	2,920	1,726,450

Bexar Cnty, TX Hlth Fac Dev Corp Army Retirement Residence Proj (Prerefunded @ 7/01/12)	6.125%	07/01/22	750	817,147

Bexar Cnty, TX Hlth Fac Dev Corp Army Retirement Residence Proj (Prerefunded @ 7/01/12)	6.300%	07/01/32	1,000	1,092,270

Bexar Cnty, TX Hsg Fin Corp Multi-Family Hsg Rev Woodland Ridge Apt Proj, Ser A (AMT)	7.000%	01/01/39	4,165	3,795,981

Bexar Cnty, TX Ctf Oblig, Ser A(c)	5.000%	06/15/33	20,000	20,853,600

Brazos Riv TX Hbr Nav Dist Brazoria Cnty Environmental Dow Chemical Co Proj, Ser A-4 (AMT)(b)	5.950%	05/15/33	15,000	15,029,550

Capital Area Cultural Ed Fac Fin Corp TX Rev Roman Catholic Diocese, Ser B	6.125%	04/01/45	7,465	7,364,148

Clifton Tex Higher Ed Fin Corp Uplift Ed, Ser A	6.250%	12/01/45	5,000	4,704,000

Dallas Cnty, TX Flood Ctl Dist No 1 Cap Apprec Rfdg (Acquired 8/28/89, Cost $1,586,304)(a)	*	08/01/11	1,825	1,790,161

Dallas Cnty, TX Flood Ctl Dist No 1 Rfdg	7.250%	04/01/32	9,445	9,662,613

Dallas-Fort Worth TX Intl Arpt American Airlines Inc	6.000%	11/01/14	13,335	12,919,081

Decatur, TX Hosp Auth Hosp Wise Regl Hlth Sys, Ser A	7.000%	09/01/25	10,500	10,356,255

Decatur, TX Hosp Auth Hosp Wise Regl Hlth Sys, Ser A	7.125%	09/01/34	8,500	8,400,890

Grand Prairie, TX Hsg Fin Corp Indpt Sr Living Ctr Rev	7.500%	07/01/17	1,180	1,190,891

Grand Prairie, TX Hsg Fin Corp Indpt Sr Living Ctr Rev Sub.(d)	7.500%	07/01/17	610	29,701

Grand Prairie, TX Hsg Fin Corp Indpt Sr Living Ctr Rev	7.625%	01/01/20	655	660,089

Grand Prairie, TX Hsg Fin Corp Indpt Sr Living Ctr Rev Sub.(d)	7.625%	01/01/20	345	16,798

Grand Prairie, TX Hsg Fin Corp Indpt Sr Living Ctr Rev	7.750%	01/01/34	6,795	6,799,960

Grand Prairie, TX Hsg Fin Corp Indpt Sr Living Ctr Rev Sub.(d)	7.750%	01/01/34	3,595	175,041

Grapevine, TX Indl Dev Corp Rev Sr Air Cargo (AMT)	6.500%	01/01/24	1,970	1,914,348

Gregg Cnty, TX Hlth Fac Dev Corp Hosp Rev Good Shepherd, Ser A	6.375%	10/01/21	1,170	1,193,470

Gregg Cnty, TX Hlth Fac Dev Corp Hosp Rev Good Shepherd, Ser A	6.500%	10/01/26	2,070	2,094,074

Gregg Cnty, TX Hlth Fac Dev Corp Hosp Rev Good Shepherd, Ser A	6.500%	10/01/29	780	788,627

Gregg Cnty, TX Hlth Fac Dev Corp Hosp Rev Good Shepherd, Ser A (Prerefunded @ 10/01/12)	6.375%	10/01/21	1,830	2,018,234

Gregg Cnty, TX Hlth Fac Dev Corp Hosp Rev Good Shepherd, Ser A (Prerefunded @ 10/01/12)	6.500%	10/01/29	1,220	1,348,259

Gulf Coast Waste Disp Auth TX Waste Mgmt, Ser D (AMT)	4.550%	04/01/12	1,500	1,526,775

Gulf Coast Waste Disp Auth Valero Energy Corp Proj (AMT)	5.700%	04/01/32	1,050	994,770

HFDC Cent TX Inc Retirement Fac Rev, Ser A	5.750%	11/01/36	3,155	2,570,631

HFDC Cent TX Inc Retirement Fac Rev Vlg at Gleannloch Farms, Ser A	5.500%	02/15/27	4,300	3,650,571

HFDC Cent TX Inc Retirement Fac Rev Vlg at Gleannloch Farms, Ser A	5.500%	02/15/37	14,000	10,703,280

HFDC Cent TX Inc Retirement, Ser A	5.625%	11/01/26	8,100	7,080,615

HFDC Cent TX Inc Rev Sears Tyler Methodist, Ser A	7.750%	11/15/29	4,910	5,018,904

HFDC Cent TX Inc Rev Sears Tyler Methodist, Ser A	7.750%	11/15/44	15,345	15,466,993

Hopkins Cnty, TX Hosp Dist Hosp Rev	6.000%	02/15/33	1,500	1,345,965

Hopkins Cnty, TX Hosp Dist Hosp Rev	6.000%	02/15/38	2,000	1,773,400

Houston, TX Arpt Sys Rev Rfdg Sr Lien, Ser A(c)	5.000%	07/01/23	6,580	7,002,239

Houston, TX Arpt Sys Rev Rfdg Sr Lien, Ser A(c)	5.000%	07/01/24	3,670	3,875,997

Houston, TX Arpt Sys Rev Rfdg Sr Lien, Ser A(c)	5.000%	07/01/25	6,800	7,136,532

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38        Invesco Van Kampen High Yield Municipal Fund

			Par Amount
Description	Coupon	Maturity	(000)	Value

Texas–(continued)

Houston, TX Arpt Sys Rev Rfdg Sr Lien, Ser A(c)	5.000%	07/01/26	$3,000	$3,126,720

Houston, TX Arpt Sys Rev Spl Fac Contl, Ser C (AMT)	5.700%	07/15/29	4,730	4,175,549

Houston, TX Arpt Sys Rev Spl Fac Contl, Ser E (AMT)	6.750%	07/01/21	4,400	4,401,584

Houston, TX Arpt Sys Rev Spl Fac Contl, Ser E (AMT)	6.750%	07/01/29	17,585	17,604,519

Houston, TX Arpt Sys Rev Spl Fac Contl, Ser E (AMT)	7.375%	07/01/22	1,100	1,110,571

Houston, TX Hlth Fac Dev Corp Buckingham Sr Living Cmnty, Ser A (Prerefunded @ 02/15/14)	7.000%	02/15/23	500	592,485

Houston, TX Indl Dev Corp Rev Sr Air Cargo (AMT)	6.375%	01/01/23	3,975	3,791,395

La Vernia, TX Higher Ed Fin Corp Ed Rev Kipp Inc, Ser A	6.375%	08/15/44	7,225	7,250,432

Lone Star College Sys TX(c)	5.000%	08/15/34	23,200	24,170,920

Love Field Arpt Modernization Corp Southwest Airl Co Proj	5.250%	11/01/40	4,000	3,723,840

Lubbock, TX Hlth Fac Dev Corp Rev First Mtg Carillon Proj Rfdg, Ser A	6.500%	07/01/26	3,500	3,435,985

Lubbock, TX Hlth Fac Dev Corp Rev First Mtg Carillon Proj Rfdg, Ser A	6.625%	07/01/36	15,000	14,304,300

Lufkin, TX Hlth Fac Dev Corp Hlth Sys Rev Mem Hlth Sys East TX	5.500%	02/15/37	3,000	2,718,570

Matagorda Cnty, TX Nav Dist No1 Pollutn Ctl Rev Rfdg-Aep TX (AMBAC Insd)	4.400%	05/01/30	16,835	14,331,467

Meadow Parc Dev Inc TX Multi-Family Rev Hsg Meadow Parc Apt Proj	6.500%	12/01/30	10,485	8,855,107

Metropolitan Hlth Fac Dev Corp TX Wilson N Jones Mem Hosp Proj(h)	6.625%	01/01/11	200	200,972

Midlothian, TX Dev Auth Tax (Acquired 12/02/04, Cost $3,150,000)(a)	6.200%	11/15/29	3,500	3,313,555

Midlothian, TX Dev Auth Tax (Prerefunded @ 5/15/11)	7.875%	11/15/26	4,000	4,213,640

Mission, TX Econ Dev Corp Solid Waste Disp Rev Waste Mgmt Inc Proj (AMT)(b)	6.000%	08/01/20	5,000	5,379,150

North TX Twy Auth Rev Sys First Tier Rfdg (BHAC Insd)(c)	5.750%	01/01/48	30,545	31,868,515

Orange, TX Hsg Dev Corp Multi-Family Rev Hsg Vlg at Pine Hallow	8.000%	03/01/28	3,425	3,169,153

Pharr, TX Higher Ed Fin Auth Ed Rev Idea Pub Sch, Ser A	6.500%	08/15/39	4,000	3,984,040

San Antonio, TX Convention Ctr Hotel Fin Corp Contract Rev Empowerment Zone, Ser A (AMBAC Insd) (AMT)	5.000%	07/15/39	23,260	18,865,953

Tarrant Cnty, TX Cultural Ed Fac Fin Corp Retirement Fac Air Force Vlg Oblig	6.375%	11/15/44	8,650	8,594,986

Tarrant Cnty, TX Cultural Ed Fac Fin Corp Retirement Fac Air Force Vlg Oblig Group	5.125%	05/15/37	1,850	1,567,579

Tarrant Cnty, TX Cultural Ed Fac Fin Corp Retirement Fac Cc Young Mem Home, Ser A	8.000%	02/15/38	11,000	11,418,330

Tarrant Cnty, TX Cultural Ed Fac Fin Corp Retirement Fac Cc Young Mem Home, Ser B-1	7.250%	02/15/16	5,000	5,056,700

Tarrant Cnty, TX Cultural Ed Fac Fin Corp Retirement Fac Mirador Proj, Ser A	8.125%	11/15/39	8,500	8,698,815

Tarrant Cnty, TX Cultural Ed Fac Fin Corp Retirement Fac Mirador Proj, Ser A	8.250%	11/15/44	9,000	9,254,160

Tarrant Cnty, TX Cultural Ed Fac Fin Corp Retirement Fac Temps Sr Living Ctr Proj, Ser C-1	7.500%	11/15/16	20,000	20,009,800

Tarrant Cnty, TX Cultural Ed Fac Fin Corp Retirement Fac Temps Sr Living Ctr Proj, Ser C-2	6.500%	11/15/14	5,000	4,963,800

Texas Private Activity Surface Trans Corp Sr Lien Nt Mobility	6.875%	12/31/39	17,000	17,513,060

Texas St Dept Hsg & Cmnty Affairs Home Mtg Rev (GNMA Collateralized) (AMT)	6.900%	07/02/24	600	646,458

Texas St Pub Fin Auth Sch Excellence Ed Proj, Ser A (Acquired 12/02/04, Cost $3,531,798)(a)	7.000%	12/01/34	3,575	3,534,066

Texas St Student Hsg Corp MSU Proj Midwestern St Univ (Prerefunded @ 9/01/12)	6.500%	09/01/22	1,000	1,098,890

Texas St Student Hsg Corp MSU Proj Midwestern St Univ (Prerefunded @ 9/01/12)	6.500%	09/01/34	5,875	6,455,979

Texas St Tpk Auth Cent TX Tpk Cap Apprec (AMBAC Insd)	*	08/15/32	22,115	5,092,863

Texas St Tpk Auth Cent TX Tpk Cap Apprec (AMBAC Insd)	*	08/15/33	28,165	5,982,528

Texas St Tpk Auth Cent TX Tpk Cap Apprec (AMBAC Insd)	*	08/15/36	20,000	3,352,000

Texas St Tpk Auth Cent TX Tpk Cap Apprec (AMBAC Insd)	*	08/15/37	30,000	4,666,200

Texas Wtr Dev Brd Rev St Revolving Fd Sub Lien, Ser A(c)	5.000%	07/15/25	15,000	16,204,500

Texas Wtr Dev Brd Rev St Revolving Fd Sub Lien, Ser B(c)	5.000%	07/15/28	11,425	12,134,835

Texas Wtr Dev Brd Rev St Revolving Fd Sub Lien, Ser B(c)	5.000%	07/15/29	5,000	5,271,900

Tomball Tex Hosp Auth Rev Hosp Tomball Regl Hosp	6.000%	07/01/25	3,650	3,659,563

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39        Invesco Van Kampen High Yield Municipal Fund

			Par Amount
Description	Coupon	Maturity	(000)	Value

Texas–(continued)

Tomball, TX Hosp Auth Rev Hosp Tomball Regl Hosp	6.000%	07/01/29	$9,150	$9,165,555

Travis Cnty, TX Hlth Fac Dev Corp Rev Westminster Manor	7.000%	11/01/30	2,000	2,091,460

Travis Cnty, TX Hlth Fac Dev Corp Rev Westminster Manor	7.125%	11/01/40	5,000	5,186,250

Tyler, TX Hlth Fac Dev Corp Hosp Rev Mother Frances Hosp Rfdg	5.000%	07/01/33	5,000	4,385,650

University TX Univ Rev Fin Sys, Ser D (Prerefunded @ 8/15/14)(c)	5.000%	08/15/29	10,000	11,357,700

University TX Univ Rev Fin Sys, Ser D (Prerefunded @ 8/15/14)(c)	5.000%	08/15/34	15,000	17,036,550

Wichita Cnty, TX Hlth Fac Rolling Meadows Fac Rfdg, Ser A	6.250%	01/01/28	8,035	7,142,874

Woodhill Pub Fac Corp TX Hsg-Woodhill Apt Proj	7.500%	12/01/29	7,000	7,010,640

				615,494,889

Utah–0.5%
Eagle Mountain, UT Spl Assmt Spl Impt Dist No 2000 1	8.250%	02/01/21	1,392	1,403,999

Tooele Cnty, UT Hazardous Waste Treatment Rev Un Pac Proj, Ser A (AMT)	5.700%	11/01/26	18,000	17,776,800

Utah St Charter Sch Fin Auth Charter Sch Rev North Davis Preparatory	6.250%	07/15/30	1,250	1,207,450

Utah St Charter Sch Fin Auth Charter Sch Rev North Davis Preparatory	6.375%	07/15/40	1,000	956,420

Utah St Charter Sch Fin Auth George Washington Academy, Ser A	7.000%	07/15/40	5,000	4,877,600

Utah St Hsg Fin Agy Rev RHA Cmnty Svc Proj, Ser A	6.875%	07/01/27	4,405	3,989,256

				30,211,525

Vermont–0.2%
Vermont Econ Dev Auth Mtg Rev Wake Robin Corp Proj, Ser A	5.375%	05/01/36	4,750	3,926,302

Vermont Ed & Hlth Bldg Fin Agy Rev Dev & Mental Hlth, Ser A	6.375%	06/15/22	1,290	1,243,599

Vermont Ed & Hlth Bldg Fin Agy Rev Dev & Mental Hlth, Ser A	6.500%	06/15/32	2,170	2,016,060

Vermont Ed & Hlth Bldg Fin Agy Rev VT Council Dev Mental Hlth, Ser A	6.125%	12/15/14	1,375	1,396,780

Vermont Ed & Hlth Bldg Fin Agy Rev VT Council Dev Mental Hlth, Ser A	6.250%	12/15/19	1,050	1,019,687

				9,602,428

Virginia–1.8%
Albemarle Cnty, VA Indl Dev Auth Ed Fac Rev Covenant Sch Inc, Ser A	7.750%	07/15/32	4,000	4,038,880

Albemarle Cnty, VA Indl Dev Auth Residential Care Fac, Ser A (Prerefunded @ 1/01/12)	6.200%	01/01/31	2,500	2,650,050

Bell Creek Cmnty Dev Auth VA Spl Assmt, Ser A	6.750%	03/01/22	444	415,087

Bell Creek Cmnty Dev Auth VA Spl Assmt, Ser B	7.000%	03/01/32	1,836	1,617,351

Broad Str Cmnty Dev Auth VA	7.500%	06/01/33	10,000	9,162,400

Celebrate, VA North Cmnty Dev Auth Spl Assmt Rev Celebrate VA North Proj, Ser B	6.600%	03/01/25	1,431	1,102,428

Celebrate, VA North Cmnty Dev Auth Spl Assmt Rev Celebrate VA North Proj, Ser B	6.750%	03/01/34	7,814	5,570,679

Celebrate, VA South Cmnty Dev Celebrate VA South Proj	6.250%	03/01/37	9,900	6,765,759

Chesterfield Cnty, VA Hlth Ctr Commn Residential Care Fac Lucy Corr Vlg, Ser A	6.125%	12/01/30	3,000	2,920,830

Chesterfield Cnty, VA Hlth Ctr Commn Residential Care Fac Lucy Corr Vlg, Ser A	6.250%	12/01/38	3,500	3,318,945

Chesterfield Cnty, VA Indl Dev Elec & Pwr, Ser A	5.875%	06/01/17	4,000	4,089,640

Dulles Town Ctr Cmnty Dev Auth Dulles Town Ctr Proj	6.250%	03/01/26	2,420	2,266,233

Fairfax Cnty, VA Econ Dev Auth Living Lewinsville Retirement Villa, Ser A	5.250%	03/01/32	3,500	2,724,610

Farms New Kent, VA Cmnty Dev, Ser B	5.450%	03/01/36	7,000	5,069,750

Farms New Kent, VA Cmnty Dev, Ser C	5.800%	03/01/36	7,250	5,461,280

Henrico Cnty, VA Econ Dev Auth Residential Care Fac Rev Utd Methodist Rfdg, Ser A (Prerefunded @ 6/01/12)	6.700%	06/01/27	795	864,904

Isle Wight Cnty, VA Indl Dev Auth Environment Impt Rev, Ser A (AMT)	5.700%	11/01/27	5,200	5,127,616

James City Cnty, VA Indl Dev Auth Residential Care Fac Rev First Mtg Williamsburg Rfdg, Ser A	6.125%	03/01/32	2,000	1,916,220

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40        Invesco Van Kampen High Yield Municipal Fund

			Par Amount
Description	Coupon	Maturity	(000)	Value

Virginia–(continued)

New Port Cmnty Dev Auth VA Spl Assmt	5.500%	09/01/26	$981	$607,396

New Port Cmnty Dev Auth VA Spl Assmt	5.600%	09/01/36	2,500	1,397,375

Peninsula Ports Auth VA Rfdg Residential Care Fac Rev VA Baptist Homes, Ser C	5.400%	12/01/33	4,000	2,699,600

Peninsula Town Ctr Cmnty Dev Auth VA Spl Oblig	6.350%	09/01/28	1,500	1,436,775

Peninsula Town Ctr Cmnty Dev Auth VA Spl Oblig	6.450%	09/01/37	4,250	4,012,467

Prince William Cnty, VA Indl Dev First Mtg Westminster Lake Rfdg	5.125%	01/01/26	2,840	1,719,308

Roanoke Cnty, VA Indl Dev Auth Glebe Inc, Ser A(d)	6.300%	07/01/35	11,000	2,779,150

Virginia Gateway Cmnty Dev Auth VA Spl Assmt	6.250%	03/01/26	1,645	1,570,218

Virginia Gateway Cmnty Dev Prince William Cnty	6.375%	03/01/30	3,918	3,680,295

Virginia Small Business Fin Auth Rev Hampton Rds Proton (Acquired 8/07/09, Cost $8,089,014)(a)	9.000%	07/01/39	8,300	8,760,816

Washington Cnty, VA Indl Dev Auth Hosp Fac Rev Mtn St Hlth Alliance, Ser C	7.750%	07/01/38	5,000	5,635,650

				99,381,712

Washington–2.2%
Kalispel Tribe Indians Priority Dist WA Rev	6.750%	01/01/38	8,000	7,198,000

Kennewick, WA Pub Hosp Dist Impt & Rfdg	6.300%	01/01/25	2,000	1,885,960

King Cnty, WA Pub Hosp Dist No 004 Snoqualmie Vly Hosp	7.250%	12/01/38	11,625	11,923,879

King Cnty, WA Pub Hosp Dist No 004 Snoqualmie Vly Hosp	7.000%	12/01/11	310	310,056

King Cnty, WA Pub Hosp Dist No 004 Snoqualmie Vly Hosp	7.250%	12/01/15	1,400	1,400,266

Port Seattle, WA Spl Fac Rev Northwest Airl Proj (AMT)	7.250%	04/01/30	24,060	24,070,105

Skagit Cnty, WA Pub Hosp Dist No 1 Rev Skagit Vly Hosp	6.000%	12/01/30	3,160	3,200,290

Skagit Cnty, WA Pub Hosp Dist No 1 Rev Skagit Vly Hosp	5.750%	12/01/35	4,000	3,841,360

Skagit Cnty, WA Pub Hosp Dist Rfdg	6.000%	12/01/23	1,000	1,022,250

Tobacco Settlement Auth WA Tob Settlement Rev	6.500%	06/01/26	1,990	2,026,974

Tobacco Settlement Auth WA Tob Settlement Rev	6.625%	06/01/32	8,830	8,877,240

Washington St Higher Ed Fac Auth Rev Rfdg Whitworth Univ Proj	5.625%	10/01/40	3,415	3,344,617

Washington St Hlthcare Fac Auth Rev Seattle Cancer Care Alliance	7.375%	03/01/38	10,800	11,872,008

Washington St Hlthcare Fac Auth Rev WA Ctrl WA Hlth Svc	7.000%	07/01/39	8,145	8,595,337

Washington St Hsg Fin Commn Nonprofit Custodial Rev Custodial Rcpt Wesley Homes, Ser A (Acquired 5/07/08, Cost $19,025,000)(a)	6.200%	01/01/36	19,025	17,403,309

Washington St Var Purp, Ser E(c)	5.000%	02/01/29	18,450	19,545,930

				126,517,581

West Virginia–0.5%
Harrison Cnty, WV Cnty Commn Solid Waste Disp Rev Allegheny Energy Rfdg, Ser D (AMT)	5.500%	10/15/37	5,250	4,888,223

West Virginia St Hosp Fin Auth Hosp Rev Thomas Hlth Sys	6.000%	10/01/20	1,500	1,508,220

West Virginia St Hosp Fin Auth Hosp Rev Thomas Hlth Sys	6.500%	10/01/38	8,000	7,502,480

West Virginia St Hosp Fin Auth Hosp Rev Thomas Hlth Sys	6.750%	10/01/43	12,000	11,518,200

				25,417,123

Wisconsin–1.0%
Baldwin, WI Hosp Rev Mtg, Ser A	6.125%	12/01/18	800	762,448

Baldwin, WI Hosp Rev Mtg, Ser A	6.375%	12/01/28	5,180	4,589,376

Hudson, WI Fac Hlthcare Rev Christian Cmnty Home Inc Proj	6.500%	04/01/33	3,620	3,187,555

Milwaukee, WI Rev Sr Air Cargo (AMT)	6.500%	01/01/25	1,565	1,506,328

Milwaukee, WI Rev Sub Air Cargo (AMT)	7.500%	01/01/25	2,275	2,194,510

Superior, WI Collateralized Util Rev Superior Wtr Lt & Pwr Proj, Ser B (AMT)	5.750%	11/01/37	4,000	3,961,920

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41        Invesco Van Kampen High Yield Municipal Fund

			Par Amount
Description	Coupon	Maturity	(000)	Value

Wisconsin–(continued)

Wisconsin Hlth & Ed Fac Auth Rev Eastcastle Pl Inc Proj	6.000%	12/01/24	$1,750	$1,541,382

Wisconsin Hlth & Ed Fac Eastcastle Pl Inc Proj	6.125%	12/01/34	4,400	3,460,556

Wisconsin St Hlth & Ed Fac Auth Rev New Castle Pl Proj, Ser A	7.000%	12/01/31	2,750	2,702,563

Wisconsin St Hlth & Ed Fac Auth Rev Reedsburg Area Med Ctr, Ser A	5.650%	06/01/26	7,710	6,623,892

Wisconsin St Hlth & Ed Fac Auth Rev Saint Johns Cmntys Inc, Ser A	7.625%	09/15/39	1,000	1,035,850

Wisconsin St Hlth & Ed Fac Auth Rev Spl Term Middleton Glen Inc Proj	5.750%	10/01/18	1,115	1,045,625

Wisconsin St Hlth & Ed Fac Auth Rev Spl Term Middleton Glen Inc Proj	5.750%	10/01/28	2,485	2,141,623

Wisconsin St Hlth & Ed Fac Auth Rev Spl Term Middleton Glen Inc Proj	5.900%	10/01/28	335	294,656

Wisconsin St Hlth & Ed Fac Auth Rev Temps Saint Johns Cmnty Inc, Ser C-1	6.400%	09/15/15	2,000	1,988,380

Wisconsin St Hlth & Ed Fac Auth Rev Temps Saint Johns Cmnty Inc, Ser C-2	5.400%	09/15/14	2,000	1,970,940

Wisconsin St Hlth & Ed Fac Auth Rev Tomah Mem Hosp Inc Proj	6.500%	07/01/23	1,200	1,204,992

Wisconsin St Hlth & Ed Fac Auth Rev Tomah Mem Hosp Inc Proj, Ser B	6.625%	07/01/28	1,000	984,640

Wisconsin St Hlth & Ed Fac Cmnty Mem Hosp Inc Proj	7.125%	01/15/22	990	975,358

Wisconsin St Hlth & Ed Fac Cmnty Mem Hosp Inc Proj	7.250%	01/15/33	2,355	2,163,727

Wisconsin St Hlth & Ed Fac Divine Savior Hlthcare, Ser C (Prerefunded @ 5/01/12)	7.500%	05/01/32	3,380	3,694,509

Wisconsin St Hlth & Ed Fac Fort Hlthcare Inc Proj	6.100%	05/01/34	2,000	1,982,660

Wisconsin St Hlth & Ed Fac Froedert & Cmnty	5.375%	10/01/30	330	333,333

Wisconsin St Hlth & Ed Fac Southwest Hlth Ctr, Ser A	6.125%	04/01/24	1,500	1,495,395

Wisconsin St Hlth & Ed Fac Southwest Hlth Ctr, Ser A	6.250%	04/01/34	1,750	1,684,428

Wisconsin St Hlth & Ed Fac Utd Lutheran Pgm for the Aging	5.700%	03/01/28	2,750	2,460,562

				55,987,208

Wyoming–0.2%
Sweetwater Cnty, WY Solid Waste Disp Rev FMC Corp Proj Rfdg (AMT)	5.600%	12/01/35	5,000	4,806,400

Teton Cnty, WY Hosp Dist Hosp Saint Johns Med Ctr	6.750%	12/01/22	2,100	2,098,278

Teton Cnty, WY Hosp Dist Hosp Saint Johns Med Ctr	6.750%	12/01/27	3,000	2,865,990

				9,770,668

Puerto Rico–0.5%
Puerto Rico Pub Bldgs Auth Rev Govt Fac, Ser I (Comwth Gtd) (Prerefunded @ 7/01/14)	5.250%	07/01/33	75	85,389

Puerto Rico Sales Tax Fin Corp Sales Tax Rev Cap Apprec, Ser A	*	08/01/34	18,060	4,047,065

Puerto Rico Sales Tax Fin Corp Sales Tax Rev Cap Apprec, Ser C	*	08/01/36	66,850	13,071,181

Puerto Rico Sales Tax Fin Corp Sales Tax Rev Cap Apprec, Ser C	*	08/01/38	53,500	9,187,019

				26,390,654

Virgin Islands–0.1%
Virgin Islands Pub Fin Auth Refinery Fac Rev Sr Sec Hovensa Refinery (AMT)	5.875%	07/01/22	1,000	996,199

Virgin Islands Pub Fin Auth Rev Matching Fdg Ln-Diago, Ser A	6.750%	10/01/37	6,000	6,305,759

				7,301,958

TOTAL INVESTMENTS–108.0% (Cost $6,485,500,374)				6,099,513,287

FLOATING RATE NOTE AND DEALER TRUST OBLIGATIONS RELATED TO SECURITIES HELD–(9.7%)
Notes with interest rates ranging from 0.30% to 0.56% at 11/30/2010 and contractual maturities of collateral ranging from 07/01/22 to 06/15/50 (See Note 1(L) in the Notes to Financial Statements)(l)			(546,990)	(546,990,000)

OTHER ASSETS IN EXCESS OF LIABILITIES–1.7%				98,486,185

NET ASSETS–100.0%				$5,651,009,472

Percentages are calculated as a percentage of net assets.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42        Invesco Van Kampen High Yield Municipal Fund

Investment Abbreviations:

ACA	– American Capital Access
AGL	– Assured Guaranty Ltd.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– AMBAC Indemnity Corp.
AMT	– Alternative Minimum Tax
BHAC	– Berkshire Hathaway Assurance Corp.
Comwth	– Commonwealth of Puerto Rico
Connie Lee	– Connie Lee Insurance Co.
GNMA	– Government National Mortgage Association
GTY AGMT	– Guarantee Agreement
LOC	– Letter of Credit
NATL	– National Public Finance Guarantee Corp.
Syncora Gtd	– Syncora Guaranteed Limited

Notes to Schedule of Investments:

*	Zero coupon bond
(a)	Security is restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 2.7% of net assets.
(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on November 30, 2010.
(c)	Underlying security related to Special Purpose Trusts entered into by the Fund. See Note 1(L) in the Notes to the Financial Statements.
(d)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at November 30, 2010 was $81,968,403, which represented 1.5% of the Fund’s Net Assets.
(e)	144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
(f)	Security is a “step up” bond where the coupon increases or steps up at a predetermined date.
(g)	Interest is accruing at less than the stated coupon. Coupon is shown as stated coupon/actual coupon.
(h)	Escrowed to Maturity.
(i)	Inverse Floating Rate. Rate shown is the rate in effect on November 30, 2010.
(j)	Security purchased on a when-issued or delayed delivery basis.
(k)	This borrower has filed for protection in federal bankruptcy court.
(l)	Floating rate note obligations related to securities held. The interest rates shown reflect the rates in effect at November 30, 2010. At November 30, 2010, the Fund’s investments with a value of $893,047,410 are held by the Dealer Trusts and serve as collateral for the $546,990,000 in floating rate note and dealer trust obligations outstanding at that date.
(m)	This borrower is currently in liquidation.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43        Invesco Van Kampen High Yield Municipal Fund

Statement of Assets and Liabilities

November 30, 2010

Assets:
Investments, at value (Cost $6,485,500,374)	$6,099,513,287

Cash	4,403,620

Receivables:
Interest	113,880,230

Fund shares sold	12,017,957

Investments sold	15,289,764

Other	10,922

Total assets	6,245,115,780

Liabilities:
Payables:
Floating rate note and dealer trust obligations	546,990,000

Fund shares repurchased	23,098,014

Investments purchased	14,745,000

Income distributions	5,298,359

Distributor and affiliates	2,851,046

Trustees’ deferred compensation and retirement plans	16,522

Accrued expenses	1,107,367

Total liabilities	594,106,308

Net assets	$5,651,009,472

Net assets consist of:
Capital (par value of $0.01 per share with an unlimited number of shares authorized)	$6,629,245,947

Accumulated undistributed net investment income	17,610,939

Net unrealized appreciation (depreciation)	(385,987,087)

Accumulated net realized gain (loss)	(609,860,327)

Net Assets	$5,651,009,472

Maximum offering price per share:
Class A shares:
Net asset value and redemption price per share (based on net assets of $3,875,386,251 and 419,195,857 shares of beneficial interest issued and outstanding)	$9.24

Maximum sales charge (4.75% of offering price)	0.46

Maximum offering price to public	$9.70

Class B shares:
Net asset value and offering price per share (based on net assets of $299,438,611 and 32,403,701 shares of beneficial interest issued and outstanding)	$9.24

Class C shares:
Net asset value and offering price per share (based on net assets of $953,475,176 and 103,355,712 shares of beneficial interest issued and outstanding)	$9.23

Class Y shares:
Net asset value and offering price per share (based on net assets of $522,709,434 and 56,424,435 shares of beneficial interest issued and outstanding)	$9.26

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44        Invesco Van Kampen High Yield Municipal Fund

Statement of Operations

For the year ended November 30, 2010

Investment income:
Interest	$407,779,874

Expenses:
Investment advisory fee	29,540,627

Distribution fees
Class A	10,350,663

Class B	3,466,576

Class C	9,667,338

Interest expense	4,074,420

Transfer agent fees	2,314,644

Administrative services fees	894,028

Registration fees	610,832

Reports to shareholders	271,128

Trustees’ and officers’ fees and benefits	163,687

Professional fees	138,562

Custody	103,851

Other	93,718

Total expenses	61,690,074

Net investment income	346,089,800

Realized and unrealized gain (loss):
Net realized gain (loss)	(67,412,654)

Net change in unrealized appreciation (depreciation)	156,171,816

Net realized and unrealized gain	88,759,162

Net increase in net assets from operations	$434,848,962

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45        Invesco Van Kampen High Yield Municipal Fund

Statements of Changes in Net Assets

For the years ended November 30, 2010 and 2009

	2010	2009

From investment activities:
Operations:
Net investment income	$346,089,800	$262,565,539

Net realized gain (loss)	(67,412,654)	(153,089,523)

Net unrealized appreciation during the period	156,171,816	598,808,447

Change in net assets from operations	434,848,962	708,284,463

Distributions from net investment income:
Class A shares	(245,151,404)	(199,030,179)

Class B shares	(17,941,996)	(19,540,444)

Class C shares	(50,039,288)	(39,960,573)

Class Y shares	(22,417,855)	(7,612,488)

Total distributions	(335,550,543)	(266,143,684)

Net change in net assets from investment activities	99,298,419	442,140,779

From capital transactions:
Proceeds from shares sold*	2,363,076,062	1,481,789,989

Net asset value of shares issued through dividend reinvestment	262,519,028	205,325,119

Cost of shares repurchased	(1,766,258,269)	(1,069,838,515)

Net change in net assets from capital transactions	859,336,821	617,276,593

Total increase in net assets	958,635,240	1,059,417,372

Net assets:
Beginning of the period	4,692,374,232	3,632,956,860

End of the period (including accumulated undistributed net investment income of $17,610,939 and $6,938,549, respectively)	$5,651,009,472	$4,692,374,232

*	For the year ended November 30, 2010, proceeds from shares sold include $1,059,255,837 of proceeds from shares acquired through a merger. (See Note 9 in the Notes to Financial Statements for further information.)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46        Invesco Van Kampen High Yield Municipal Fund

Financial Highlights

The following schedules present financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Class A shares
	Year ended November 30,
	2010		2009		2008		2007		2006

Net asset value, beginning of the period	$9.07		$8.15		$10.61		$11.24		$10.82

Net investment income(a)	0.57		0.58		0.59		0.58		0.60

Net realized and unrealized gain (loss)	0.15		0.92		(2.48)		(0.64)		0.41

Total from investment operations	0.72		1.50		(1.89)		(0.06)		1.01

Less:
Distributions from net investment income	0.55		0.58		0.57		0.57		0.59

Net asset value, end of the period	$9.24		$9.07		$8.15		$10.61		$11.24

Total return	8.07	%(b)	19.33	%(c)	(18.57	)%(c)	(0.57	)%(c)	9.63	%(c)

Net assets at end of the period (in millions)	$3,875.4		$3,294.5		$2,662.9		$3,185.0		$3,217.6

Ratio of expenses to average net assets	0.91	%(d)	0.97%		1.21%		1.55%		1.37%

Ratio of net investment income to average net assets	6.10	%(d)	6.90%		5.96%		5.23%		5.44%

Portfolio turnover(e)	20%		16%		49%		26%		27%

Supplemental ratio:
Ratio of expenses to average net assets (excluding interest expense)	0.84	%(d)	0.87%		0.86%		0.84%		0.85%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $4,140,265.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47        Invesco Van Kampen High Yield Municipal Fund

Financial Highlights—(continued)

	Class B shares
	Year ended November 30,
	2010		2009		2008		2007		2006

Net asset value, beginning of the period	$9.07		$8.15		$10.61		$11.24		$10.82

Net investment income(a)	0.50		0.51		0.52		0.49		0.52

Net realized and unrealized gain (loss)	0.15		0.93		(2.49)		(0.63)		0.41

Total from investment operations	0.65		1.44		(1.97)		(0.14)		0.93

Less:
Distributions from net investment income	0.48		0.52		0.49		0.49		0.51

Net asset value, end of the period	$9.24		$9.07		$8.15		$10.61		$11.24

Total return	7.27	%(b)	18.46	%(c)	(19.21	)%(c)	(1.32	)%(c)	8.81	%(c)

Net assets at end of the period (in millions)	$299.4		$316.1		$329.8		$505.8		$632.1

Ratio of expenses to average net assets	1.66	%(d)	1.72%		1.96%		2.30%		2.12%

Ratio of net investment income to average net assets	5.35	%(d)	6.15%		5.19%		4.48%		4.69%

Portfolio turnover(e)	20%		16%		49%		26%		27%

Supplemental ratio:
Ratio of expenses to average net assets (excluding interest expense)	1.59	%(d)	1.62%		1.61%		1.59%		1.60%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within the first and second year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $346,658.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48        Invesco Van Kampen High Yield Municipal Fund

Financial Highlights—(continued)

	Class C shares
	Year ended November 30,
	2010		2009		2008		2007		2006

Net asset value, beginning of the period	$9.05		$8.14		$10.60		$11.22		$10.81

Net investment income(a)	0.50		0.51		0.51		0.49		0.52

Net realized and unrealized gain (loss)	0.16		0.92		(2.48)		(0.62)		0.40

Total from investment operations	0.66		1.43		(1.97)		(0.13)		0.92

Less:
Distributions from net investment income	0.48		0.52		0.49		0.49		0.51

Net asset value, end of the period	$9.23		$9.05		$8.14		$10.60		$11.22

Total return	7.40	%(b)	18.36	%(c)	(19.22	)%(c)	(1.22	)%(c)(d)	8.73	%(c)(d)

Net assets at end of the period (in millions)	$953.5		$800.0		$584.8		$656.9		$654.2

Ratio of expenses to average net assets	1.66	%(e)	1.72%		1.96%		2.29	%(d)	2.11	%(d)

Ratio of net investment income to average net assets	5.35	%(e)	6.09%		5.22%		4.50	%(d)	4.70	%(d)

Portfolio turnover(f)	20%		16%		49%		26%		27%

Supplemental ratio:
Ratio of expenses to average net assets (Excluding Interest Expense)	1.59	%(e)	1.62%		1.61%		1.58	%(d)	1.59	%(d)

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of less than 1%.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $966,734.
(f)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49        Invesco Van Kampen High Yield Municipal Fund

Financial Highlights—(continued)

	Class Y sharesˆ
									March 1, 2006
									(Commencement
	Year ended November 30,								of Operations) to
	2010		2009		2008		2007		November 30, 2006

Net asset value, beginning of the period	$9.09		$8.17		$10.64		$11.25		$10.98

Net investment income(a)	0.60		0.59		0.62		0.60		0.47

Net realized and unrealized gain (loss)	0.15		0.93		(2.50)		(0.61)		0.26

Total from investment operations	0.75		1.52		(1.88)		(0.01)		0.73

Less:
Distributions from net investment income	0.58		0.60		0.59		0.60		0.46

Net asset value, end of the period	$9.26		$9.09		$8.17		$10.64		$11.25

Total return	8.33	%(b)	19.57	%(c)	(18.39	)%(c)	(0.14	)%(c)	6.85	%(c)*

Net assets at end of the period (in millions)	$522.7		$281.8		$55.4		$1.6		$0.3

Ratio of expenses to average net assets	0.66	%(d)	0.72%		0.99%		1.30%		1.12%

Ratio of net investment income to average net assets	6.35	%(d)	6.94%		6.70%		5.49%		5.69%

Portfolio turnover(e)	20%		16%		49%		26%		27%

Supplemental ratio:
Ratio of expenses to average net assets (Excluding Interest Expense)	0.59	%(d)	0.62%		0.64%		0.59%		0.60%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $364,468.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
ˆ	On June 1, 2010, the Class I shares of the predecessor fund were reorganized into Class Y shares of the Fund.
*	Non-Annualized

Notes to Financial Statements

November 30, 2010

NOTE 1—Significant Accounting Policies

Invesco Van Kampen High Yield Municipal Fund, formerly Van Kampen High Yield Municipal Fund, (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), formerly AIM Tax-Exempt Funds, (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  Prior to June 1, 2010, the Fund operated as Van Kampen High Yield Municipal Fund (the “Acquired Fund”), an investment portfolio of Van Kampen Tax Exempt Trust. The Acquired Fund was reorganized on June 1, 2010 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).
  Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class B, Class C and Class I shares received Class A, Class B, Class C and Class Y shares, respectively, of the Fund.
  Information for the Acquired Fund’s Class I shares prior to the Reorganization is included with Class Y shares of the Fund throughout this report.
  The Fund’s investment objective is to provide investors with as high a level of interest income exempt from federal income tax as is consistent with the investment policies of the Fund.
  The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert.

50        Invesco Van Kampen High Yield Municipal Fund

Also, shareholders in Class B will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Securities with a demand feature exercisable within one to seven days are valued at par. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and principal payments.
Securities for which market quotations either are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholder “exempt-interest dividends”, as defined in the Internal Revenue Code.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets. Prior to the Reorganization, incremental transfer agency fees which are unique to each class of shares of the Acquired Fund were charged to the operations of such class.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to

51        Invesco Van Kampen High Yield Municipal Fund

taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell interests in portfolio securities on a when-issued and delayed delivery basis, with payment and delivery schedule for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Trust will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
J.	Other Risks — The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.
Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and a fund’s investments in municipal securities.
There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.
K.	Redemption Fees — The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions or exchanges of shares within 31 days of purchase. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.
L.	Inverse Floating Rate Obligations — The Fund may invest in inverse floating rate securities, such as Residual Interest Bonds (“RIBs”) or Tender Option Bonds (“TOBs”) for investment purposes and to enhance the yield of the Fund. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Such transactions may be purchased in the secondary market without first owning the underlying bond or by the sale of fixed rate bonds by the Fund to Special Purpose Trusts established by a broker dealer (“Dealer Trusts”) in exchange for cash and residual interests in the Dealer Trusts’ assets and cash flows, which are in the form of inverse floating rate obligations. The Dealer Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Trust to retain residual interest in the bonds. The floating rate notes issued by the Dealer Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the Dealer Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate investments) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the Dealer Trusts to the Fund, thereby collapsing the Dealer Trusts.
TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.
The Fund accounts for the transfer of bonds to the Dealer Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note and dealer trust obligations on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the Dealer Trusts under the caption Interest expense on the Statement of Operations.
The Fund generally invests in inverse floating rate obligations that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate obligations are varying degrees of liquidity and the changes in the value of such securities in response to changes in market rates of interest to a greater extent than the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate investments. In certain instances, the short-term floating rate interests created by the special purpose trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such interests for repayment of principal, may not be able to be remarketed to third parties. In such cases, the special purpose trust holding the long-term fixed rate bonds may be collapsed. In the case of RIBs or TOBs created by the contribution of long-term fixed income bonds by the Fund, the Trust will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Fund could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.

52        Invesco Van Kampen High Yield Municipal Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $300 million	0.60%

Next $300 million	0.55%

Over $600 million	0.50%

  Prior to the Reorganization, the Acquired Fund paid an advisory fee of $14,472,358 to Van Kampen Asset Management (“Van Kampen”) based on the annual rates above of the Acquired Fund’s average daily net assets.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”), the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective on the Reorganization date, the Adviser has contractually agreed, through June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C and Class Y shares to 0.87%, 1.62%, 1.62% and 0.62% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under the expense limitation.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. Prior to the Reorganization, under separate accounting services and chief compliance officer (“CCO”) employment agreements, Van Kampen Investments Inc. (“VKII”) provided accounting services and the CCO provided compliance services to the Acquired Fund. Pursuant to such agreements, the Acquired Fund paid $162,448 to VKII. For the year ended November 30, 2010, expenses incurred under these agreements are shown in the Statement of Operations as administrative services fees. Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as the custodian and fund accountant and provides certain administrative services to the Fund.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Pursuant to such agreement, for the period ended November 30, 2010, IIS was paid $1,337,490 for providing such services. Prior to the Reorganization, the Acquired Fund paid $492,647 to Van Kampen Investor Services Inc., which served as the Acquired Fund’s transfer agent. For the year ended November 30, 2010, expenses incurred under these agreements are shown in the Statement of Operations as transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares and Class C shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets.
  With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.
  Prior to the Reorganization, the Acquired Fund had entered into master distribution agreements with Van Kampen Funds Inc. (“VKFI”) to serve as the distributor for the Class A, Class B and Class C shares. Pursuant to such agreements, the Acquired Fund paid $11,636,992 to VKFI.
  For the year ended November 30, 2010, expenses incurred under these agreements are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the period June 1, 2010 to November 30, 2010, IDI advised the Fund that IDI retained $351,581 in front-end sales commissions from the sale of Class A shares and $48,339, $170,789 and $48,384 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. Prior to the Reorganization, VKFI retained $731,714 in front-end sales commissions from the sale of Class A shares and $444,158, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority

53        Invesco Van Kampen High Yield Municipal Fund

to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended November 30, 2010, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Municipal Obligations	$-0-	$6,099,513,287	$-0-	$6,099,513,287

NOTE 4—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  For the period June 1, 2010 to November 30, 2010, the Fund paid legal fees of $4,949 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust. Prior to the Reorganization, the Acquired Fund recognized expenses of $78,187 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a director of the Acquired Fund was a partner of such firm and he and his law firm provided legal services as legal counsel to the Acquired Fund.
  Prior to June 1, 2010, the Acquired Fund provided retirement plans for its independent trustees. Such plans were terminated and the amounts owed to the trustees were distributed.

NOTE 5—Cash Balances and Borrowings

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
  Inverse floating rate note obligations resulting from the transfer of bonds to Dealer Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fees related to inverse floating rate note obligations during the period ending November 30, 2010 were $496,300,935 and 0.82%, respectively.
  The Fund had entered into a $150 million joint revolving bank credit facility. The purpose of the facility was to provide availability of funds for short-term liquidity purposes. The Fund borrowed $25,000,000 under the facility from December 28, 2009 to January 3, 2010 at an average rate of 0.96%. There were no other borrowings under the facility for the year ended November 30, 2010. Effective June 1, 2010, the Fund was no longer included in the $150 million joint revolving bank credit facility.

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended November 30, 2010 and 2009:

	2010	2009

Ordinary income	$2,338,501	$622,188

Tax-exempt income	333,212,042	264,833,423

Total distributions	$335,550,543	$265,455,611

54        Invesco Van Kampen High Yield Municipal Fund

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$16,876,622

Net unrealized appreciation (depreciation) — investments	(379,940,288)

Temporary book/tax differences	(16,522)

Capital loss carryforward	(604,605,696)

Post-October capital loss deferral	(10,550,591)

Shares of beneficial interest	6,629,245,947

Total net assets	$5,651,009,472

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to book to tax accretion and amortization difference and inverse floater adjustments.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited to utilizing $426,979,036 of capital loss carryforward in the fiscal year ending November 30, 2011.
  The Fund utilized $0 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of November 30, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

November 30, 2011	$18,073,550

November 30, 2012	67,492,832

November 30, 2013	63,838,546

November 30, 2014	6,419,495

November 30, 2015	9,560,072

November 30, 2016	148,296,962

November 30, 2017	222,991,741

November 30, 2018	67,932,498

Total capital loss carryforward	$604,605,696

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended November 30, 2010 was $2,321,488,793 and $1,203,974,249, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$191,668,237

Aggregate unrealized (depreciation) of investment securities	(571,608,525)

Net unrealized appreciation (depreciation) of investment securities	$(379,940,288)

Cost of investments for tax purposes is $6,479,453,575.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of defaulted bonds transactions, on November 30, 2010, accumulated undistributed net investment income was decreased by $3,537,070, accumulated undistributed net realized gain (loss) was decreased by $210,964,929 and shares of beneficial interest increased by $214,501,999. Further, as a result of capital loss carryforward acquired in the reorganization of the Van Kampen Strategic Municipal Income Fund into the Fund, accumulated undistributed net investment income was increased by $3,670,203, accumulated undistributed net realized gain (loss) was increased by $18,802,688 and shares of beneficial interest decreased by $22,472,891. These reclassifications had no effect on the net assets of the Fund.

55        Invesco Van Kampen High Yield Municipal Fund

NOTE 9—Share Information

	Summary of Share Activity

	For the year ended				For the year ended
	November 30, 2010(a)				November 30, 2009
	Shares		Amount		Shares	Amount

Sales:
Class A	163,759,734	(b)	$1,511,121,193	(b)	111,537,115	$934,254,989

Class B	9,571,549		88,254,998		5,605,152	46,695,438

Class C	34,710,957		320,856,895		29,993,071	251,945,905

Class Y	47,059,756		442,842,976		28,063,119	248,893,657

Total Sales	255,101,996		$2,363,076,062		175,198,457	$1,481,789,989

Dividend Reinvestment:
Class A	21,225,505		$198,809,177		18,955,168	$158,214,362

Class B	1,574,692		14,726,724		1,881,748	15,618,293

Class C	3,989,962		37,310,791		3,436,090	28,700,153

Class Y	1,232,848		11,672,336		330,896	2,792,311

Total Dividend Reinvestment	28,023,007		$262,519,028		24,603,902	$205,325,119

Repurchases:(c)
Class A	(128,955,125)		$(1,205,752,688)		(94,019,824)	$(788,237,606)

Class B	(13,597,510	)(b)	(127,365,316	)(b)	(13,075,962)	(108,581,248)

Class C	(23,696,533)		(220,652,654)		(16,910,473)	(137,771,698)

Class Y	(22,859,317)		(212,487,611)		(4,184,245)	(35,247,963)

Total Repurchases	(189,108,485)		$(1,766,258,269)		(128,190,504)	$(1,069,838,515)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 56% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Includes automatic conversion of 4,276,454 Class B shares into 4,275,266 Class A shares at a value of $40,397,281.
(c)	Net of redemption fees of $82,826 allocated among the classes based on relative net assets of each class for the year ended November 30, 2010.

  On December 11, 2009, the Fund acquired all of the assets and liabilities of the Van Kampen Strategic Municipal Income Fund (“Strategic Municipal”) through a tax free reorganization approved by Strategic Municipal shareholders on October 21, 2009. The Fund issued 94,839,192, 6,046,154, 14,375,220 and 661,765 shares of Classes A, B, C and Y valued at $866,830,212, $55,261,850, $131,102,008 and $6,061,767, respectively, in exchange for Strategic Municipal’s net assets. The shares of Strategic Municipal were converted into Fund shares at a ratio 1.120 to 1, 1.120 to 1, 1.133 to 1 and 1.117 to 1 for Classes A, B, C and Y, respectively. Net unrealized depreciation of Strategic Municipal as of December 11, 2009 was $179,662,610. Shares issued in connection with this reorganization are included in proceeds from shares sold for the year ended November 30, 2010. Combined net assets on the day of reorganization were $5,731,523,519. Included in these net assets was a capital loss carryforward of $210,957,574, deferred compensation of $236,859 and deferred pension of $129,814.

NOTE 10—Change in Independent Registered Public Accounting Firm (unaudited)

The Audit Committee of the Board of Trustees of the Trust appointed, and the Board of Trustees ratified thereafter and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Trust for the fiscal year following May 31, 2010. Prior to May 31, 2010, the Trust’s financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”). The Board of Trustees selected a new independent auditor for the Trust’s current fiscal year in connection with the appointment of Invesco Advisers as investment adviser to the Trust (“New Advisory Agreement”).
  Effective June 1, 2010, the Prior Auditor resigned as the independent registered public accounting firm of the Trust. The Prior Auditor’s report on the financial statements of the Trust for the past two years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report.

56        Invesco Van Kampen High Yield Municipal Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)
and Shareholders of Invesco Van Kampen High Yield Municipal Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen High Yield Municipal Fund (formerly known as Van Kampen High Yield Municipal Fund; one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), hereafter referred to as the “Fund”) at November 30, 2010, the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at November 30, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets and the financial highlights of the Fund for the years ended November 30, 2009 and prior were audited by other independent auditors whose report dated January 22, 2010 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

January 19, 2011
Houston, Texas

57        Invesco Van Kampen High Yield Municipal Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period June 1, 2010 through November 30, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(06/01/10)	(11/30/10)[1]	Period[2]	(11/30/10)	Period[2]	Ratio
A	$1,000.00	$1,014.84	$4.55	$1,020.56	$4.56	0.90%

B	1,000.00	1,012.06	8.32	1,016.80	8.34	1.65

C	1,000.00	1,012.06	8.32	1,016.80	8.34	1.65

Y	1,000.00	1,016.15	3.29	1,021.81	3.29	0.65

[1]	The actual ending account value is based on the actual total return of the Fund for the period June 1, 2010 through November 30, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half year.

58        Invesco Van Kampen High Yield Municipal Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended November 30, 2010:

Federal and State Income Tax

Tax-Exempt Interest Dividends*	99.49%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

59        Invesco Van Kampen High Yield Municipal Fund

Trustees and Officers
The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	208	None

Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer,
		Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.	208	None

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	226	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	208	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	226	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2003	Retired	208	None

		Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation

Frank S. Bayley — 1939 Trustee	1987	Retired	208	None
		Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie

James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	208	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	226	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2001	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)	208	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	208	Administaff

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives

Carl Frischling — 1937 Trustee	2001	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	208	Director, Reich & Tang Funds (16
				portfolios)

Prema Mathai-Davis — 1950 Trustee	2001	Retired	208	None

		Formerly: Chief Executive Officer, YWCA of the U.S.A.

Lewis F. Pennock — 1942 Trustee	2001	Partner, law firm of Pennock & Cooper	208	None

Larry Soll — 1942 Trustee	2003	Retired	208	None

		Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	226	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired	208	None
		Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and General Counsel, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds	N/A	N/A

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)	N/A	N/A

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	2003	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A

Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer,
		Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange- Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.	N/A	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.	N/A	N/A

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza,	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Suite 2500	1555 Peachtree Street, N.E.	11 Greenway Plaza,	1201 Louisiana Street, Suite 2900
Houston, TX 77046-1173	Atlanta, GA 30309	Suite 2500 Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Independent Trustees	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714

Invesco mailing information
Send general correspondence to Invesco, P.O. Box 4739, Houston, TX 77210-4739.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07890 and 033-66242.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the period between June 1, 2010, and June 30, 2010, is available at invesco.com/proxysearch. In addition, this information is available on the SEC website, sec.gov. Proxy voting information for the predecessor fund prior to its reorganization with the Fund on June 1, 2010, is not available on the Invesco website but is or will be available on the SEC website under the predecessor fund.

     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

VK-HYM-AR-1	Invesco Distributors, Inc.

ITEM 2.	CODE OF ETHICS.
As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). The Code was amended in June, 2010, to (i) add an individual to Exhibit A and (ii) update the names of certain legal entities. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

.ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Fees Billed by Principal Accountant Related to the Registrant
     The following information relates to the series funds of the Registrant covered by this report and includes information pertaining to principal accountant fees and services rendered to such funds for the two most recently completed fiscal years or, if shorter, since a fund’s commencement of operations:

		Percentage of Fees Billed Applicable to
		Non-Audit Services Provided for fiscal
	Fees Billed for Services Rendered to the	year end 11/30/2010 Pursuant to Waiver
	Registrant for fiscal year end 11/30/2010	of Pre-Approval Requirement(1)

Audit Fees	$35,000	N/A
Audit-Related Fees	$0	0%
Tax Fees(2)	$4,100	0%
All Other Fees	$0	0%

Total Fees	$39,100	0%
PWC billed the Registrant aggregate non-audit fees of $4,100 for the fiscal year ended November 30, 2010.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Tax fees for the fiscal year end November 30, 2010 includes fees billed for reviewing tax returns.

Fees Billed by PWC Related to Invesco and Invesco Affiliates
     PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years or, if shorter, since a fund’s commencement of operations as follows:

	Fees Billed for Non-Audit Services
	Rendered to Invesco and Invesco Affiliates
	for fiscal year end 11/30/2010 That Were
	Required	Percentage of Fees Billed Applicable to
	to be Pre-Approved	Non-Audit Services Provided for fiscal
	by the Registrant’s	year end 11/30/2010 Pursuant to
	Audit Committee	Waiver of Pre-Approval Requirement(1)
Audit-Related Fees	$0	0%
Tax Fees	$0	0%
All Other Fees	$0	0%

Total Fees(2)	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $0 for the fiscal year ended November 30, 2010.

The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
POLICIES AND PROCEDURES
As adopted by the Audit Committees of
the Invesco Funds (the “Funds”)
Last Amended May 4, 2010
Statement of Principles
Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.
Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.
The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.
Delegation
The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.
Audit Services
The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.
In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
Non-Audit Services
The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.
Audit-Related Services
“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.
Tax Services
“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.
No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.
Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:
1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:
a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;
2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.
All Other Auditor Services
The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts
Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.
Procedures
Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.
Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.
Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.
Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.
Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.
On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.
The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures
Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)
•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services
Categorically Prohibited Non-Audit Services
•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.
Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.
Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	As of December 14, 2010, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of December 14, 2010, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.
12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Registrant: AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

By:	/s/ PHILIP A. TAYLOR
Philip A. Taylor
Principal Executive Officer
Date: February 8, 2011
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ PHILIP A. TAYLOR
Philip A. Taylor
Principal Executive Officer
Date: February 8, 2011

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer
Date: February 8, 2011

EXHIBIT INDEX
12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.